As filed with the Securities and Exchange Commission on November 28, 2025
1933 Act Registration No. 333‑140967
1940 Act Registration No. 811‑22023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre‑Effective Amendment No.	☐

Post-Effective Amendment No. 46	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 47	☒

Nuveen Managed Accounts Portfolios Trust
(Exact Name of Registrant as Specified in Declaration of Trust)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (312) 917‑7700

Mark J. Czarniecki Vice President and Secretary 901 Marquette Avenue Minneapolis, MN 55402 (Name and Address of Agent for Service)	Copies to: Eric F. Fess Chapman and Cutler LLP 320 South Canal Street Chicago, Illinois 60606
Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.
Title of Securities Being Registered: Shares of beneficial interest.
It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 46
This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—The Prospectus for Municipal Total Return Managed Accounts Portfolio, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio, Nuveen Securitized Credit Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio.

Part B—The Statement of Additional Information for Municipal Total Return Managed Accounts Portfolio, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio, Nuveen Securitized Credit Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio.

Part C—Other Information

Signatures

Exhibit Index

Exhibits

Mutual Funds	28 November 2025

Fund Name
Municipal Total Return Managed Accounts Portfolio	NMTRX
Nuveen Core Impact Bond Managed Accounts Portfolio	NCIRX
Nuveen Emerging Markets Debt Managed Accounts Portfolio	NEMDX
Nuveen High Yield Managed Accounts Portfolio	NMYHX
Nuveen Preferred Securities and Income Managed Accounts Portfolio	NISPX
Nuveen Securitized Credit Managed Accounts Portfolio	NNSDX
Nuveen Ultra Short Municipal Managed Accounts Portfolio	NUSMX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Prospectus

Table of Contents

Section 1 Portfolio Summaries
Municipal Total Return Managed Accounts Portfolio 2
Nuveen Core Impact Bond Managed Accounts Portfolio 9
Nuveen Emerging Markets Debt Managed Accounts Portfolio 18
Nuveen High Yield Managed Accounts Portfolio 24
Nuveen Preferred Securities and Income Managed Accounts Portfolio 31
Nuveen Securitized Credit Managed Accounts Portfolio 38
Nuveen Ultra Short Municipal Managed Accounts Portfolio 45
Section 2 How We Manage Your Money
Who Manages the Portfolios 50
More About Our Investment Strategies 52
What the Risks Are 62
Section 3 General Information
Purchases and Redemptions 85
Dividends, Distributions and Taxes 86
Net Asset Value 89
Frequent Trading 90
Portfolio Service Providers 90
Section 4 Financial Highlights
Municipal Total Return Managed Accounts Portfolio 91
Nuveen Core Impact Bond Managed Accounts Portfolio 92
Nuveen Emerging Markets Debt Managed Accounts Portfolio 93
Nuveen High Yield Managed Accounts Portfolio 94
Nuveen Preferred Securities and Income Managed Accounts Portfolio 95
Nuveen Securitized Credit Managed Accounts Portfolio 96
Nuveen Ultra Short Municipal Managed Accounts Portfolio 97

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1 Portfolio Summaries
Municipal Total Return Managed Accounts Portfolio
Investment Objectives
The primary investment objective of the Portfolio is to seek attractive total return. The Portfolio also seeks to provide high current income exempt from regular federal income taxes.
Fees and Expenses of the Portfolio
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client. The fees and expenses in the following tables do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the fees and expenses would be higher than what is shown below.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses
Interest and Related Expenses[2]	0.01%
Remainder of Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.05%
Fee Waivers and/or Expense Reimbursements[3]	(0.04)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.01%
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 Includes interest expense and fees paid on Portfolio borrowings and/or interest and related expenses from inverse floaters.
3 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. This expense limitation may be terminated or modified only with the approval of shareholders of the Portfolio.
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense reimbursements continue to remain in place. The example does not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$1[1,2]
3 Years	$3[1,2]
5 Years	$6[1,2]
10 Years	$13[1,2]
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

2	Section 1 Portfolio Summaries

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. Regular federal personal income tax is different from, and does not include, the federal alternative minimum tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Portfolio may invest without limit in securities that generate income subject to the alternative minimum tax on individuals, therefore, the Portfolio may not be suitable for investors subject to the federal alternative minimum tax on individuals.
The Portfolio invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower), and unrated municipal securities. The Portfolio may invest up to 50% of its net assets in below investment grade municipal bonds, but will normally invest 10-30% of its net assets in such bonds. Such securities are commonly referred to as “high yield” securities or “junk” bonds. The Portfolio may invest up to 5% of its net assets in defaulted bonds.
The Portfolio will focus on securities with intermediate to longer term maturities and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of approximately 12 to 25 years.
The Portfolio may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Portfolio may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.
The Portfolio may invest up to 50% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Portfolio’s investments in inverse floaters are designed to increase the Portfolio’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. The Portfolio will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.
The Portfolio may also make forward commitments in which the Portfolio agrees to buy a security for settlement in the future at a price agreed upon today.
The Portfolio’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.
Developed exclusively for use within separately managed accounts advised or sub-advised by Nuveen Asset Management, LLC, the Portfolio is a specialized municipal bond portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than might otherwise be achieved by using lower quality, higher yielding securities.
Principal Risks
The price and yield of this Portfolio will change daily. You could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Portfolio listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Portfolio, regardless of the order in which it appears.
Active Management Risk—The Portfolio’s sub-adviser actively manages the Portfolio’s investments. Consequently, the Portfolio is subject to the risk that the investment techniques and risk analyses employed by the Portfolio’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software,

Section 1 Portfolio Summaries	3

may not produce the desired results. This could cause the Portfolio to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Alternative Minimum Tax Risk—The Portfolio has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Portfolio’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax on individuals. For tax years beginning after December 31, 2022, exempt-interest dividends may affect the federal corporate alternative minimum tax for certain corporations.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding municipal bonds held by the Portfolio, the Portfolio may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Portfolio’s performance.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. The Portfolio's investments in inverse floaters will increase the Portfolio's credit risk.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Portfolio’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Portfolio to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio, its service providers or the issuers of securities held by the Portfolio may adversely impact the Portfolio or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Portfolio invests, which may cause the Portfolio’s investments to lose value.
Defaulted Bond Risk—Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. The Portfolio generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. In any reorganization or liquidation proceeding relating to a defaulted bond, the Portfolio may lose its entire investment.
High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Portfolio. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.
Income Risk—The Portfolio's income could decline during periods of falling interest rates or when the Portfolio experiences defaults on municipal bonds it holds. Also, if the Portfolio invests in inverse floaters, the Portfolio's income may decrease if short-term interest rates rise.
Interest Rate Risk—Interest rate risk is the risk that the value of the Portfolio’s municipal bonds will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent that it is exposed to such interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Conversely, municipal bonds with shorter durations or maturities will be less volatile but may provide lower returns than municipal bonds with longer durations or maturities. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Portfolio is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing

4	Section 1 Portfolio Summaries

interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the municipal bond market, making it more difficult for the Portfolio to sell municipal bonds. Changes in interest rates may also lead to an increase in Portfolio redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Portfolio’s performance.
Inverse Floaters Risk—The use of inverse floaters by the Portfolio creates effective leverage. Due to the leveraged nature of these investments, they will typically have more sensitivity to changes in interest rates, be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Portfolio could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Portfolio on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.
Market Risk—The market value of the Portfolio’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Portfolio’s investments whether or not the Portfolio invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Portfolio’s assets can decline.
Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Portfolio’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Portfolio’s ability to buy or sell bonds. Municipal bonds may also be thinly traded or have a limited trading market, making it difficult for the Portfolio to value the bonds accurately. As a result, the Portfolio may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Portfolio needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance.
Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.
Municipal Securities Risk—The values of municipal securities held by the Portfolio may be adversely affected by local political and economic conditions and developments. The Portfolio may make significant investments in a particular segment of the municipal bond market or in the debt of issuers located in the same state or territory. Adverse conditions in such industry or location could have a correspondingly adverse effect on the financial condition of issuers. Accordingly, revenue bonds, which may be repaid only from a specific facility or source, are subject to more economic risk than general obligation bonds, which may be repaid from any revenue source. These conditions may cause the value of the Portfolio’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Portfolio may be more dependent on the analytical abilities of the Portfolio’s sub-adviser than funds that invest in stock or other corporate investments.
Tax Risk—Income from municipal bonds held by the Portfolio could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds may cause the Portfolio to have taxable investment income.
Unrated Security Risk—Unrated securities determined by the Portfolio’s sub-adviser to be of comparable quality to rated securities which the Portfolio may purchase may pay a higher interest rate than such rated securities and be subject to a

Section 1 Portfolio Summaries	5

greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.
U.S. Territory Risk—The Portfolio’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal personal income tax. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within these U.S. territories.
Valuation Risk—The sales price the Portfolio could receive for any particular municipal bond may differ from the Portfolio’s valuation of the investment, particularly for municipal bonds that trade in thin or volatile markets or that are valued using a fair value methodology. The municipal bonds in which the Portfolio invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Portfolio will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Portfolio. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Portfolio, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Portfolio were to change pricing services, or if the Portfolio’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Portfolio’s net asset value.
When-Issued, Delayed-Delivery and Forward Commitment Transactions Risk—The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve an element of risk because, although the Portfolio will not have made any cash outlay prior to the settlement date, the purchase price has been established, sometimes a month or more prior to the settlement date, so the value of the security to be purchased may decline to a level below its purchase price before that settlement date. This may give rise to leverage and lead to volatility in the Portfolio’s net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, delayed delivery or forward commitment transaction would expose the Portfolio to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the securities in such transaction.
Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Portfolio could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Portfolio Performance
The following bar chart and table provide some indication of the potential risks of investing in the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the returns would be lower.

6	Section 1 Portfolio Summaries

The bar chart below shows the variability of the Portfolio’s performance from year to year.

Annual Total Return*
* Year-to-date total return as of September 30, 2025 was 1.97%.
During the ten-year period ended December 31, 2024, the Portfolio’s highest and lowest quarterly returns were 6.89%
and -7.40%, respectively, for the quarters ended December 31, 2023 and March 31, 2022.
The table below shows the variability of the Portfolio’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.
Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024
	Inception Date	1 Year	5 Years	10 Years
Return Before Taxes	5/31/07	2.69%	0.73%	2.71%
Return After Taxes on Distributions		2.69%	0.73%	2.71%
Return After Taxes on Distributions and Sale of Shares		3.33%	1.33%	2.89%
Bloomberg Municipal Bond Index[1]
(reflects no deduction for fees, expenses or taxes)		1.05%	0.99%	2.25%
Bloomberg 7 Year Municipal Bond Index[2]
(reflects no deduction for fees, expenses or taxes)		0.51%	0.92%	2.00%

[1]
An index that measures the performance of the U.S. municipal bond market. It includes a diverse range of tax-exempt and taxable municipal bonds issued by state and local governments across the United States. The index is market-capitalization weighted and primarily consists of investment-grade bonds, providing investors with a snapshot of the overall performance of the municipal bond market.

[2]	An index designed to measure the performance of tax-exempt U.S. investment grade municipal bonds with remaining maturities between six and eight years.
Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC

Section 1 Portfolio Summaries	7

Portfolio Managers

Name	Title	Portfolio Manager of Portfolio Since
Martin J. Doyle, CFA	Senior Managing Director and Director, SMA Portfolio Management	May 2007
Michael J. Sheyker, CFA	Managing Director	October 2023
Purchase and Sale of Shares
Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption. There are no minimum initial investment requirements. The municipal separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio.
Shares may be redeemed on any business day, which is any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your municipal separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual municipal bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading for you to receive that day’s price.
Tax Information
The Portfolio intends to make interest income distributions that are exempt from regular federal income tax. However, all or a portion of these distributions may be subject to the federal alternative minimum tax on individuals. For tax years beginning after December 31, 2022, exempt-interest dividends may affect the corporate alternative minimum tax for certain corporations. In addition, a portion of the Portfolio's distributions may be subject to regular federal, state and local income tax.

8	Section 1 Portfolio Summaries

Nuveen Core Impact Bond Managed Accounts Portfolio
Investment Objective
The investment objective of the Portfolio is to seek total return, primarily through current income, while giving special consideration to certain environmental, social and governance (“ESG”) criteria.
Fees and Expenses of the Portfolio
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client. The fees and expenses in the following tables do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the fees and expenses would be higher than what is shown below.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses	0.54%
Total Annual Portfolio Operating Expenses	0.54%
Fee Waivers and/or Expense Reimbursements[2]	(0.54)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.00%
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. This expense limitation may be terminated or modified only with the approval of shareholders of the Portfolio.
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense reimbursements continue to remain in place. The example does not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$0[1,2]
3 Years	$0[1,2]
5 Years	$0[1,2]
10 Years	$0[1,2]
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 77% of the average value of its portfolio.

Section 1 Portfolio Summaries	9

Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds. For these purposes bonds include fixed-income securities of all types, including but not limited to, corporate bonds, residential and commercial mortgage-backed and other asset-backed securities, U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), senior loans and loan participations and assignments, and taxable and tax-exempt municipal bonds. The Portfolio may invest up to 10% of its assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Portfolio’s sub-adviser (securities commonly referred to as “high-yield” securities or “junk” bonds). The Portfolio may invest in fixed-income securities of any maturity or duration.
When selecting investments for the Portfolio, the sub-adviser considers certain ESG criteria or a proprietary impact framework (the “Impact Framework”). The Impact Framework, described below, provides direct exposure to issuers or projects that the sub-adviser believes have the potential to have social or environmental benefits. The ESG criteria are generally implemented based on data provided by independent research vendor(s). In those limited cases where independent ESG criteria are not available for certain types of securities or for certain issuers, these securities may nonetheless be eligible for investment by the Portfolio should they meet certain internal ESG criteria. All issuers not otherwise reviewed in connection with the Impact Framework described below must meet or exceed minimum ESG performance standards to be eligible for investment by the Portfolio.
The ESG evaluation process employed by the sub-adviser for corporate issuers favors issuers with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories for corporate issuers include human capital, product safety and social opportunities. Governance assessment categories for corporate issuers include corporate governance, business ethics and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights & community, labor rights & supply chain, and governance) are other considerations.
The ESG evaluation process with respect to corporate issuers is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more or less relative weight compared to the broader range of potential assessment categories. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. The Portfolio will not generally invest in companies significantly involved in certain business activities including, but not limited to, the production of alcohol, tobacco, military weapons, firearms, nuclear power, thermal coal, and gambling products and services.
The ESG evaluation process with respect to government issuers favors issuers with leadership in ESG performance relative to all peers. Typically, environmental assessment categories include the issuer’s ability to protect, harness, and supplement its natural resources, and to manage environmental vulnerabilities and externalities. Social assessment categories include the issuer’s ability to develop a healthy, productive, and stable workforce and knowledge capital, and to create a supportive economic environment. Governance assessment categories include the issuer’s institutional capacity to support long-term stability and well-functioning financial, judicial, and political systems, and capacity to address environmental and social risks. The government ESG evaluation process is conducted on a global basis and reflects how an issuer’s exposure to and management of ESG risk factors may affect the long-term sustainability of its economy.
While the Portfolio may invest in issuers that meet these criteria, it is not required to invest in every issuer that meets these criteria. In addition, concerns with respect to one ESG assessment category may not automatically eliminate an issuer from being considered an eligible investment. The ESG criteria and the universe of investments that the Portfolio utilizes may be changed without the approval of the Portfolio’s shareholders.
The Portfolio is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio considers investments in these securities to be consistent with its investment and social objectives.
The Portfolio also invests in certain asset-backed securities, mortgage-backed securities and other securities that represent interests in assets such as pools of mortgage loans, automobile loans or credit card receivables. These securities are typically issued by legal entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other institutions or by certain government-sponsored enterprises such as Fannie Mae or Freddie Mac. The sub-adviser does not take into consideration whether the sponsor of an asset-backed security in which it invests meets the ESG criteria.

10	Section 1 Portfolio Summaries

That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Portfolio could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Portfolio could not invest directly. However, the investments underlying an asset-backed or mortgage-backed security will generally meet or exceed the ESG criteria or the Impact Framework described below.
The sub-adviser reviews the ESG criteria used to evaluate securities held in the Portfolio and approves the ESG vendor(s) that provide the data that help inform this criteria. Consistent with its responsibilities, the sub-adviser has the right to change the ESG vendor(s) at any time and to add to the number of vendors providing the ESG data.
Additionally, the Portfolio invests a significant portion of its assets in fixed-income instruments according to a proprietary Impact Framework. These investments provide direct exposure to issuers and/or individual projects that the sub-adviser, through its proprietary analysis, believes have the potential to have social or environmental benefits. Within this Impact Framework allocation, the Portfolio seeks opportunities to invest in publicly traded fixed-income securities that finance initiatives in areas including affordable housing, community and economic development, renewable energy and climate change, and natural resources. These investments will be selected based on the same financial criteria used in selecting the Portfolio’s other fixed-income investments. The portion of the Portfolio invested in accordance with this Impact Framework is not additionally subject to ESG criteria provided by a third party. The sub-adviser engages with certain issuers of investments it determines represent impact securities to communicate impact reporting preferences and encourage alignment with industry best practices regarding responsible investment.
Investing on the basis of ESG criteria and according to the Impact Framework is qualitative and subjective by nature. There can be no assurance that every Portfolio investment will meet ESG criteria or the Impact Framework, or will do so at all times, or that the ESG criteria and the Impact Framework or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor.
The Portfolio may invest up to 40% of its assets in securities of foreign issuers, including those that are located in emerging market countries.
The Portfolio may invest in securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) (“restricted securities”), including securities sold in private placement transactions between issuers and their purchasers and securities that meet the requirements of Rule 144A under the Securities Act (“Rule 144A securities”). Rule 144A securities may be resold under certain circumstances only to qualified institutional buyers as defined by the rule.
The Portfolio may purchase and sell futures, options, swaps, forwards and other derivative instruments. The sub-adviser may use these derivatives in an attempt to manage market risk, credit risk and interest rate risk, to manage the effective maturity or duration of securities in the portfolio or for speculative purposes in an effort to increase the Portfolio’s yield or to enhance returns. The use of a derivative is speculative if the sub-adviser is primarily seeking to enhance returns, rather than offset the risk of other positions.
Developed exclusively for use within separately managed accounts advised or sub-advised by Nuveen Asset Management, LLC, the Portfolio is a specialized bond portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than might otherwise be achieved by investing in additional fixed-income classes, including those that have a lower credit quality and potentially higher yielding securities.
Principal Risks
The value of your investment in this Portfolio will change daily. You could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Portfolio listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Portfolio, regardless of the order in which it appears.
Active Management Risk—The Portfolio’s sub-adviser actively manages the Portfolio’s investments. Consequently, the Portfolio is subject to the risk that the investment techniques and risk analyses employed by the Portfolio’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Portfolio to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Section 1 Portfolio Summaries	11

Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Portfolio, the Portfolio may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Portfolio’s performance.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Portfolio’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. securities, interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio’s portfolio.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Portfolio to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio, its service providers or the issuers of securities held by the Portfolio may adversely impact the Portfolio or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Portfolio invests, which may cause the Portfolio’s investments to lose value.
Derivatives Risk—The use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments and involves transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset, and the risks associated with investing in such derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Portfolio and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Portfolio to the creditworthiness of the central counterparty.
Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or that are otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect the Portfolio’s ability to evaluate potential portfolio companies. As a result, there could be less information about issuers in emerging market countries, which could negatively affect the ability of the Portfolio’s sub-adviser to evaluate local companies or their potential impact on the Portfolio’s performance. Because their financial markets may be very small, prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Portfolio are subject to a variety of special restrictions in many emerging market countries. Shareholder claims and regulatory actions that are available in the U.S. may be difficult or impossible to pursue in emerging market countries.
ESG and Impact Risk—Because the Portfolio’s ESG investment criteria and/or proprietary Impact Framework will exclude securities of certain issuers for non-financial reasons (i.e., companies that do not demonstrate sustainable ESG characteristics or are involved in certain prohibited activities), the Portfolio may forgo some market opportunities available to funds that do not use the ESG investment criteria or otherwise fall within the Impact Framework, or may be required to

12	Section 1 Portfolio Summaries

sell a security when it might otherwise be disadvantageous to do so. This may cause the Portfolio to underperform the market as a whole or other funds that do not use an ESG investment strategy. Moreover, the Portfolio’s adherence to its ESG investment criteria when selecting securities may affect the Portfolio’s performance depending on whether such investments are in or out of favor. In addition, there is a risk that the companies identified by the Portfolio’s ESG investment criteria do not operate as expected when addressing ESG issues or exhibit positive ESG characteristics. Positive ESG characteristics are not uniformly defined and the sub-adviser’s assessment may differ from those used by other advisers or investors. Furthermore, data availability and reporting with respect to ESG criteria may not always be available or may become unreliable and the sub-adviser does not guaranty the accuracy of such data. ESG data may be incomplete or erroneous, which could cause the sub-adviser to incorrectly assess a company’s ESG characteristics. Additionally, the sub-adviser may not apply the relevant ESG criteria correctly causing it to inaccurately assess a company’s ESG characteristics. Moreover, the third-party data providers may differ in the data they provide for a given security or between industries, or may only take into account one of many ESG-related components of a company.
Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Portfolio invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.
High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Portfolio. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.
Income Risk—The Portfolio's income could decline during periods of falling interest rates or when the Portfolio experiences defaults on debt securities it holds.
Interest Rate Risk—Interest rate risk is the risk that the value of the Portfolio’s fixed-rate securities will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of longer-duration fixed-rate securities usually change more than the values of shorter-duration fixed-rate securities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Portfolio is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate or debt markets, making it more difficult for the Portfolio to sell fixed-rate investments. Changes in interest rates may also lead to an increase in Portfolio redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Portfolio’s performance.
Loan Risk—The lack of an active trading market for certain loans (including loan participations and assignments) may impair the ability of the Portfolio to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Portfolio may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs, including satisfying redemption requests. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may

Section 1 Portfolio Summaries	13

not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Portfolio for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. The Portfolio may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Portfolio may not be entitled to rely on the anti-fraud or other protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer. The Portfolio’s investments in floating rate loans that pay interest based on the London Interbank Offered Rate (LIBOR) may experience increased volatility and/or illiquidity during the transition away from LIBOR, which was phased out.
Market Risk—The market value of the Portfolio’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Portfolio’s investments whether or not the Portfolio invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Portfolio’s assets can decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds and preferred securities, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Portfolio invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Portfolio’s ability to buy or sell securities. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Portfolio needed to sell large blocks of securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the securities’ prices and hurt performance.
Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Mortgage-backed securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. Mortgage- and asset-backed securities that are not backed by the full faith and credit of the U.S. government are subject to the risk of default on the underlying mortgage, loan or asset, particularly during periods of economic downturn.
Municipal Securities Risk—The values of municipal securities held by the Portfolio may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Portfolio may be more dependent on the analytical abilities of the Portfolio’s sub-adviser than funds that invest in stock or other corporate investments.
Restricted Securities Risk—The market for restricted securities, including Rule 144A securities, typically is less active than the market for publicly traded securities. Rule 144A securities and other securities exempt from registration under the Securities Act carry the risk that their liquidity may become impaired and the Portfolio may be unable to dispose of the securities promptly or at current market value.
Sovereign Debt Risk—In addition to many of the risks of foreign and emerging market risks, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign

14	Section 1 Portfolio Summaries

debt. This may be due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Unrated Security Risk—Unrated securities determined by the Portfolio’s sub-adviser to be of comparable quality to rated securities which the Portfolio may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.
U.S. Government Securities Risk—U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so, which may increase the risk of loss to the Portfolio.
Valuation Risk—The sales price the Portfolio could receive for any particular debt security may differ from the Portfolio’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Portfolio invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Portfolio will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Portfolio. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Portfolio, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Portfolio were to change pricing services, or if the Portfolio’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Portfolio’s net asset value.
Portfolio Performance
The following bar chart and table provide some indication of the potential risks of investing in the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the returns would be lower.

Section 1 Portfolio Summaries	15

The bar chart below shows the variability of the Portfolio’s performance from year to year.

Annual Total Return*
* Year-to-date total return as of September 30, 2025 was 6.91%.
During the four-year period ended December 31, 2024, the Portfolio’s highest and lowest quarterly returns were 7.50%
and -7.18%, respectively, for the quarters ended December 31, 2023 and June 30, 2022.
The table below shows the variability of the Portfolio’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.
Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024
	Inception Date	1 Year	Since Inception
Return Before Taxes	7/9/20	3.13%	(1.97)%
Return After Taxes on Distributions		1.13%	(3.44)%
Return After Taxes on Distributions and Sale of Shares		1.87%	(2.08)%
Bloomberg U.S. Aggregate Bond Index[1]
(reflects no deduction for fees, expenses or taxes)		1.25%	(1.82)%

[1]
An index designed to measure the performance of the USD-denominated, fixed-rate, U.S. investment grade taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Portfolio Since
Stephen Liberatore, CFA	Managing Director	July 2020
Jessica M. Zarzycki, CFA	Managing Director	July 2020

16	Section 1 Portfolio Summaries

Purchase and Sale of Shares
Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption. There are no minimum initial investment requirements. The separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio.
Shares may be redeemed on any business day, which is any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading for you to receive that day’s price.
Tax Information
The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Section 1 Portfolio Summaries	17

Nuveen Emerging Markets Debt Managed Accounts Portfolio
Investment Objective
The investment objective of the Portfolio is to seek total return.
Fees and Expenses of the Portfolio
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client. The fees and expenses in the following tables do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the fees and expenses would be higher than what is shown below.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses	0.51%
Total Annual Portfolio Operating Expenses	0.51%
Fee Waivers and/or Expense Reimbursements[2]	(0.51)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.00%
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. This expense limitation may be terminated or modified only with the approval of shareholders of the Portfolio.
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense reimbursements continue to remain in place. The example does not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$0 [1,2]
3 Years	$0 [1,2]
5 Years	$0 [1,2]
10 Years	$0 [1,2]
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

18	Section 1 Portfolio Summaries

Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in fixed-income securities of emerging market issuers. The Portfolio primarily invests in a broad range of sovereign, quasi-sovereign and corporate fixed-income securities rated B- or better but may invest up to 30% of its assets in fixed-income securities rated lower than investment grade or unrated securities of comparable quality as determined by the Portfolio’s sub-adviser (securities commonly referred to as “high-yield” securities or “junk” bonds). The Portfolio may invest in fixed-income securities of any maturity or duration and Portfolio holdings may be denominated in U.S. dollars or non-U.S. dollar currencies, including emerging market currencies.
The Portfolio’s sub-adviser considers an “emerging market security” to be a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. The Portfolio generally defines an “emerging market” as any of the countries or markets represented in the Portfolio’s benchmark index, the J.P. Morgan Emerging Markets Bond Index Global Diversified, or any other country or market with similar emerging characteristics.
The Portfolio may invest in securities that have not been registered under the Securities Act of 1933, but that may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).
The Portfolio may purchase and sell futures, options, swaps, forwards and other derivative instruments. The sub-adviser may use these derivatives in an attempt to manage market risk, currency risk, credit risk and interest rate risk, to manage the effective maturity or duration of securities in the portfolio or for speculative purposes in an effort to increase the Portfolio’s yield or to enhance returns. The use of a derivative is speculative if the sub-adviser is primarily seeking to enhance returns, rather than offset the risk of other positions.
Developed exclusively for use within separately managed accounts advised or sub-advised by Nuveen Asset Management, LLC, the Portfolio is a specialized fixed-income portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than might otherwise be achieved by investing in additional fixed-income classes, including those that have a lower credit quality and potentially higher yielding securities.
Principal Risks
The value of your investment in this Portfolio will change daily. You could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Portfolio listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Portfolio, regardless of the order in which it appears.
Active Management Risk—The Portfolio’s sub-adviser actively manages the Portfolio’s investments. Consequently, the Portfolio is subject to the risk that the investment techniques and risk analyses employed by the Portfolio’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Portfolio to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Portfolio, the Portfolio may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Portfolio’s performance.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Portfolio’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Section 1 Portfolio Summaries	19

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. securities, interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio’s portfolio.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Portfolio to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio, its service providers or the issuers of securities held by the Portfolio may adversely impact the Portfolio or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Portfolio invests, which may cause the Portfolio’s investments to lose value.
Derivatives Risk—The use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments and involves transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset, and the risks associated with investing in such derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Portfolio and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Portfolio to the creditworthiness of the central counterparty.
Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or that are otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect the Portfolio’s ability to evaluate potential portfolio companies. As a result, there could be less information about issuers in emerging market countries, which could negatively affect the ability of the Portfolio’s sub-adviser to evaluate local companies or their potential impact on the Portfolio’s performance. Because their financial markets may be very small, prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Portfolio are subject to a variety of special restrictions in many emerging market countries. Shareholder claims and regulatory actions that are available in the U.S. may be difficult or impossible to pursue in emerging market countries.
Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Portfolio invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.
High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Portfolio. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.
Income Risk—The Portfolio's income could decline during periods of falling interest rates or when the Portfolio experiences defaults on debt securities it holds.

20	Section 1 Portfolio Summaries

Interest Rate Risk—Interest rate risk is the risk that the value of the Portfolio’s fixed-rate securities will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of longer-duration fixed-rate securities usually change more than the values of shorter-duration fixed-rate securities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Portfolio is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate or debt markets, making it more difficult for the Portfolio to sell fixed-rate investments. Changes in interest rates may also lead to an increase in Portfolio redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Portfolio’s performance.
Market Risk—The market value of the Portfolio’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Portfolio’s investments whether or not the Portfolio invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Portfolio’s assets can decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds and preferred securities, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Portfolio invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Portfolio’s ability to buy or sell securities. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Portfolio needed to sell large blocks of securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the securities’ prices and hurt performance.
Quasi-Sovereign Debt Risk— Quasi-sovereign securities are typically issued by companies that may receive financial support from a local government or in which the government owns a majority of the issuer’s voting shares. The governmental authority that controls the repayment of the debt may be unable or unwilling to make interest payments and/or repay the principal or to otherwise honor its obligations. If an issuer of quasi-sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited recourse against the issuer. A quasi-sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which a quasi-sovereign debtor may be subject. During periods of economic uncertainty, the market prices of quasi-sovereign debt may be more volatile than prices of corporate debt, which may result in losses to the Portfolio. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of quasi-sovereign debt.
Restricted Securities Risk—The market for restricted securities, including Rule 144A securities, typically is less active than the market for publicly traded securities. Rule 144A securities and other securities exempt from registration under the Securities Act carry the risk that their liquidity may become impaired and the Portfolio may be unable to dispose of the securities promptly or at current market value.
Sovereign Debt Risk—In addition to many of the risks of foreign and emerging market risks, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign

Section 1 Portfolio Summaries	21

debt. This may be due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Unrated Security Risk—Unrated securities determined by the Portfolio’s sub-adviser to be of comparable quality to rated securities which the Portfolio may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.
Valuation Risk—The sales price the Portfolio could receive for any particular debt security may differ from the Portfolio’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Portfolio invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Portfolio will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Portfolio. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Portfolio, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Portfolio were to change pricing services, or if the Portfolio’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Portfolio’s net asset value.
Portfolio Performance
The following bar chart and table provide some indication of the potential risks of investing in the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the returns would be lower.
The bar chart below shows the variability of the Portfolio’s performance from year to year.

Annual Total Return*
* Year-to-date total return as of September 30, 2025 was 10.54%.
During the two-year period ended December 31, 2024, the Portfolio’s highest and lowest quarterly returns were 7.77%
and -3.16%, respectively, for the quarters ended December 31, 2023 and December 31, 2024.
The table below shows the variability of the Portfolio’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance. All after-tax returns are calculated using the

22	Section 1 Portfolio Summaries

historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.
Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024
	Inception Date	1 Year	Since Inception
Return Before Taxes	11/1/22	3.39%	8.10%
Return After Taxes on Distributions		0.46%	5.10%
Return After Taxes on Distributions and Sale of Shares		2.17%	4.98%
JP Morgan EMBI Global Diversified Index[1]
(reflects no deduction for fees, expenses or taxes)		6.54%	11.72%

[1]
A uniquely weighted USD-denominated emerging markets sovereign debt index, which allows for a more even weight distribution among the countries than the JP Morgan EMBI Global Index. The countries covered are identical to those covered by the JP Morgan EMBI Global Index, which is an index designed to measure total returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Portfolio Since
Katherine Renfrew	Managing Director	November 2022
Melissa J. Zaccagnino	Senior Director	November 2022
Purchase and Sale of Shares
Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption. There are no minimum initial investment requirements. The separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio.
Shares may be redeemed on any business day, which is any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading for you to receive that day’s price.
Tax Information
The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Section 1 Portfolio Summaries	23

Nuveen High Yield Managed Accounts Portfolio
Investment Objective
The investment objective of the Portfolio is to seek total return primarily through high current income and, when consistent with its primary objective, capital appreciation.
Fees and Expenses of the Portfolio
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client. The fees and expenses in the following tables do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the fees and expenses would be higher than what is shown below.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses	0.83%
Total Annual Portfolio Operating Expenses	0.83%
Fee Waivers and/or Expense Reimbursements[2]	(0.83)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.00%
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. This expense limitation may be terminated or modified only with the approval of shareholders of the Portfolio.
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense reimbursements continue to remain in place. The example does not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$0 [1,2]
3 Years	$0 [1,2]
5 Years	$0 [1,2]
10 Years	$0 [1,2]
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 70% of the average value of its portfolio.

24	Section 1 Portfolio Summaries

Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in fixed-income securities rated lower than investment grade or unrated securities of comparable quality as determined by the Portfolio’s sub-adviser (securities commonly referred to as “high-yield” securities or “junk” bonds). The Portfolio may invest in fixed-income securities of all types, including but not limited to, corporate bonds, senior loans, loan participations and assignments, preferred securities and convertible securities. The Portfolio may invest in fixed-income securities of any maturity or duration.
The Portfolio may invest up to 25% of its assets in senior loans, loan participations and assignments, which may include payment-in-kind and deferred-interest obligations. The Portfolio may invest up to 10% of its assets in securities rated lower than B- or its equivalent as determined by the Portfolio’s sub-adviser.
The Portfolio may invest up to 20% of its assets in securities of foreign issuers, including those that are located in emerging market countries.
The Portfolio may invest in securities that have not been registered under the Securities Act of 1933, but that may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).
The Portfolio may purchase and sell futures, options, swaps, forwards and other derivative instruments. The sub-adviser may use these derivatives in an attempt to manage market risk, credit risk and interest rate risk, to manage the effective maturity or duration of securities in the portfolio or for speculative purposes in an effort to increase the Portfolio’s yield or to enhance returns. The use of a derivative is speculative if the sub-adviser is primarily seeking to enhance returns, rather than offset the risk of other positions.
Developed exclusively for use within separately managed accounts advised or sub-advised by Nuveen Asset Management, LLC, the Portfolio is a specialized fixed-income portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than might otherwise be achieved by investing in additional fixed-income classes, including those that have a lower credit quality and potentially higher yielding securities.
Principal Risks
The value of your investment in this Portfolio will change daily. You could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Portfolio listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Portfolio, regardless of the order in which it appears.
Active Management Risk—The Portfolio’s sub-adviser actively manages the Portfolio’s investments. Consequently, the Portfolio is subject to the risk that the investment techniques and risk analyses employed by the Portfolio’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Portfolio to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Portfolio, the Portfolio may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Portfolio’s performance.
Convertible Security Risk—Convertible securities are subject to certain risks of both equity and debt securities. The value of convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because the Portfolio may invest without limitation in high yield securities, the Portfolio's credit risks are greater than those of funds that buy only investment grade securities.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater

Section 1 Portfolio Summaries	25

risk of default. Increasing credit spreads may reduce the market values of the Portfolio’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio’s portfolio.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Portfolio to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio, its service providers or the issuers of securities held by the Portfolio may adversely impact the Portfolio or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Portfolio invests, which may cause the Portfolio’s investments to lose value.
Derivatives Risk—The use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments and involves transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset, and the risks associated with investing in such derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Portfolio and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Portfolio to the creditworthiness of the central counterparty.
Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or that are otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect the Portfolio’s ability to evaluate potential portfolio companies. As a result, there could be less information about issuers in emerging market countries, which could negatively affect the ability of the Portfolio’s sub-adviser to evaluate local companies or their potential impact on the Portfolio’s performance. Because their financial markets may be very small, prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Portfolio are subject to a variety of special restrictions in many emerging market countries. Shareholder claims and regulatory actions that are available in the U.S. may be difficult or impossible to pursue in emerging market countries.
Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Portfolio invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.
High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Portfolio. They generally are considered to be speculative with respect to the ability to pay interest and

26	Section 1 Portfolio Summaries

repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.
Income Risk—The Portfolio's income could decline during periods of falling interest rates or when the Portfolio experiences defaults on debt securities or defaults or deferrals on preferred securities it holds.
Interest Rate Risk—Interest rate risk is the risk that the value of the Portfolio’s fixed-rate securities will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of longer-duration fixed-rate securities usually change more than the values of shorter-duration fixed-rate securities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Portfolio is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate or debt markets, making it more difficult for the Portfolio to sell fixed-rate investments. Changes in interest rates may also lead to an increase in Portfolio redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Portfolio’s performance.
Loan Risk—The lack of an active trading market for certain loans (including loan participations and assignments) may impair the ability of the Portfolio to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Portfolio may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs, including satisfying redemption requests. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Portfolio for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. The Portfolio may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Portfolio may not be entitled to rely on the anti-fraud or other protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer. The Portfolio’s investments in floating rate loans that pay interest based on the London Interbank Offered Rate (LIBOR) may experience increased volatility and/or illiquidity during the transition away from LIBOR, which was phased out.
Market Risk—The market value of the Portfolio’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Portfolio’s investments whether or not the Portfolio invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Portfolio’s assets can decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds and preferred securities, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Portfolio invests, particularly

Section 1 Portfolio Summaries	27

during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Portfolio’s ability to buy or sell securities. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Portfolio needed to sell large blocks of securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the securities’ prices and hurt performance.
Preferred Security Risk—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.
Restricted Securities Risk—The market for restricted securities, including Rule 144A securities, typically is less active than the market for publicly traded securities. Rule 144A securities and other securities exempt from registration under the Securities Act carry the risk that their liquidity may become impaired and the Portfolio may be unable to dispose of the securities promptly or at current market value.
Unrated Security Risk—Unrated securities determined by the Portfolio’s sub-adviser to be of comparable quality to rated securities which the Portfolio may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.
Valuation Risk—The sales price the Portfolio could receive for any particular debt security may differ from the Portfolio’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Portfolio invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Portfolio will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Portfolio. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Portfolio, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Portfolio were to change pricing services, or if the Portfolio’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Portfolio’s net asset value.
Portfolio Performance
The following bar chart and table provide some indication of the potential risks of investing in the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the returns would be lower.

28	Section 1 Portfolio Summaries

The bar chart below shows the variability of the Portfolio’s performance from year to year.

Annual Total Return*
* Year-to-date total return as of September 30, 2025 was 7.09%.
During the two-year period ended December 31, 2024, the Portfolio’s highest and lowest quarterly returns were 7.29%
and 0.19%, respectively, for the quarters ended December 31, 2023 and September 30, 2023.
The table below shows the variability of the Portfolio’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.
Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024
	Inception Date	1 Year	Since Inception
Return Before Taxes	11/1/22	8.00%	9.81%
Return After Taxes on Distributions		4.12%	6.25%
Return After Taxes on Distributions and Sale of Shares		4.94%	6.04%
Bloomberg U.S. Aggregate Bond Index[1]
(reflects no deduction for fees, expenses or taxes)		1.25%	4.52%
ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index[2]
(reflects no deduction for fees, expenses or taxes)		6.83%	9.53%

[1]
An index designed to measure the performance of the USD-denominated, fixed-rate, U.S. investment grade taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

[2]
An index that contains all USD-denominated, below investment grade corporate debt securities in the ICE BofA U.S. Cash Pay High Yield Constrained Index that are rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. The index caps issuer exposure at 2%.

Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC

Section 1 Portfolio Summaries	29

Portfolio Managers

Name	Title	Portfolio Manager of Portfolio Since

Kristal Y. Seales, CFA	Managing Director	April 2024
James S. Kim	Senior Managing Director	February 2025
Purchase and Sale of Shares
Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption. There are no minimum initial investment requirements. The separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio.
Shares may be redeemed on any business day, which is any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading for you to receive that day’s price.
Tax Information
The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

30	Section 1 Portfolio Summaries

Nuveen Preferred Securities and Income Managed Accounts Portfolio
Investment Objective
The investment objective of the Portfolio is to seek a high level of current income and total return.
Fees and Expenses of the Portfolio
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client. The fees and expenses in the following tables do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the fees and expenses would be higher than what is shown below.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses
Interest and Related Expenses[2]	0.01%
Remainder of Other Expenses	0.77%
Total Annual Portfolio Operating Expenses	0.78%
Fee Waivers and/or Expense Reimbursements[3]	(0.77)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.01%
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 Includes interest expense and fees paid on Portfolio borrowings.
3 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. This expense limitation may be terminated or modified only with the approval of shareholders of the Portfolio.
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense reimbursements continue to remain in place. The example does not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$1 [1,2]
3 Years	$3 [1,2]
5 Years	$6 [1,2]
10 Years	$13 [1,2]
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares

Section 1 Portfolio Summaries	31

are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities or other income producing securities. The Portfolio may invest in all types of preferred securities, including both perpetual preferred securities and hybrid securities. Perpetual preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, perpetual preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Perpetual preferred securities typically have a fixed liquidation (or “par”) value.
The term “preferred securities” also includes hybrid securities and other types of preferred securities that do not have the features described above. Preferred securities that are hybrid securities often behave similarly to investments in perpetual preferred securities and are regarded by market investors as being part of the preferred securities market. Such hybrid securities possess varying combinations of features of both debt and perpetual preferred securities and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure.
The term “preferred securities” also includes certain forms of debt that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these preferred securities are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed perpetual preferred securities and hybrid securities. Generally, these types of preferred securities are senior debt in the capital structure of an issuer.
The Portfolio may also invest in income producing securities that are not preferred securities. These include contingent capital securities (sometimes referred to as “CoCos”), which are hybrid securities, issued primarily by non-U.S. financial institutions, that have loss absorption mechanisms benefitting the issuer built into their terms. These loss absorption mechanisms may include automatic conversion into the issuer’s common stock or an automatic write down of the security’s principal amount upon the occurrence of a specified trigger or event. In addition, although the Portfolio will invest primarily in preferred securities and CoCos, it may invest up to 20% of its assets, in the aggregate, in corporate debt securities, U.S. government securities (including securities issued or guaranteed by U.S. government agencies and instrumentalities) and taxable municipal securities.
The Portfolio may also invest in preferred securities or CoCos that are convertible into common stock.
The Portfolio may invest up to 50% of its assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Portfolio’s sub-adviser (securities commonly referred to as “high-yield” securities or “junk” bonds). The Portfolio may also invest in U.S. dollar-denominated securities issued by non-U.S. companies.
The Portfolio may invest in securities that have not been registered under the Securities Act of 1933, but that may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).
The Portfolio intends to invest at least 25% of its assets in the securities of companies principally engaged in financial services.
Developed exclusively for use within separately managed accounts advised or sub-advised by Nuveen Asset Management, LLC, the Portfolio is a specialized fixed-income portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than might otherwise be achieved by investing in additional fixed-income classes, including those that have a lower credit quality and potentially higher yielding securities.
Principal Risks
The value of your investment in this Portfolio will change daily. You could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Portfolio listed below are presented

32	Section 1 Portfolio Summaries

alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Portfolio, regardless of the order in which it appears.
Active Management Risk—The Portfolio’s sub-adviser actively manages the Portfolio’s investments. Consequently, the Portfolio is subject to the risk that the investment techniques and risk analyses employed by the Portfolio’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Portfolio to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Portfolio, the Portfolio may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Portfolio’s performance.
Contingent Capital Security Risk—CoCos have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Portfolio losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.
Convertible Security Risk—Convertible securities are subject to certain risks of both equity and debt securities. The value of convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Portfolio’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Currency Risk—Even though the non-U.S. securities held by the Portfolio are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Portfolio’s net asset value, the value of dividends and interest earned, and gains or losses realized on the sale of securities.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Portfolio to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio, its service providers or the issuers of securities held by the Portfolio may adversely impact the Portfolio or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Portfolio invests, which may cause the Portfolio’s investments to lose value.
Financial Services Sector Risk—The Portfolio's policy to concentrate in financial services companies makes the Portfolio more susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are particularly sensitive to the adverse effects of economic recession; changes in government regulation; the availability of capital; volatile interest rates; and the health of the commercial and residential real estate markets.
Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Portfolio invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign

Section 1 Portfolio Summaries	33

government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.
High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Portfolio. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.
Income Risk—The Portfolio's income could decline during periods of falling interest rates or when the Portfolio experiences defaults on debt securities or defaults or deferrals on preferred securities it holds.
Interest Rate Risk—Interest rate risk is the risk that the value of the Portfolio’s fixed-rate securities will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of longer-duration fixed-rate securities usually change more than the values of shorter-duration fixed-rate securities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Portfolio is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate or debt markets, making it more difficult for the Portfolio to sell fixed-rate investments. Changes in interest rates may also lead to an increase in Portfolio redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Portfolio’s performance.
Market Risk—The market value of the Portfolio’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Portfolio’s investments whether or not the Portfolio invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Portfolio’s assets can decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds and preferred securities, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Portfolio invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Portfolio’s ability to buy or sell securities. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Portfolio needed to sell large blocks of securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the securities’ prices and hurt performance.
Municipal Securities Risk—The values of municipal securities held by the Portfolio may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Portfolio may be more dependent on the analytical abilities of the Portfolio’s sub-adviser than funds that invest in stock or other corporate investments.
Preferred Security Risk—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition,

34	Section 1 Portfolio Summaries

preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.
Restricted Securities Risk—The market for restricted securities, including Rule 144A securities, typically is less active than the market for publicly traded securities. Rule 144A securities and other securities exempt from registration under the Securities Act carry the risk that their liquidity may become impaired and the Portfolio may be unable to dispose of the securities promptly or at current market value.
Unrated Security Risk—Unrated securities determined by the Portfolio’s sub-adviser to be of comparable quality to rated securities which the Portfolio may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.
U.S. Government Securities Risk—U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so, which may increase the risk of loss to the Portfolio.
Valuation Risk—The sales price the Portfolio could receive for any particular debt security may differ from the Portfolio’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Portfolio invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Portfolio will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Portfolio. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Portfolio, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Portfolio were to change pricing services, or if the Portfolio’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Portfolio’s net asset value.
Portfolio Performance
The following bar chart and table provide some indication of the potential risks of investing in the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the returns would be lower.

Section 1 Portfolio Summaries	35

The bar chart below shows the variability of the Portfolio’s performance from year to year.

Annual Total Return*
* Year-to-date total return as of September 30, 2025 was 8.27%.
During the two-year period ended December 31, 2024, the Portfolio’s highest and lowest quarterly returns were 7.06%
and -4.98%, respectively, for the quarters ended December 31, 2023 and March 31, 2023.
The table below shows the variability of the Portfolio’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.
Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024
	Inception Date	1 Year	Since Inception
Return Before Taxes	11/1/22	11.48%	9.90%
Return After Taxes on Distributions		8.90%	7.40%
Return After Taxes on Distributions and Sale of Shares		8.07%	7.03%
Bloomberg U.S. Aggregate Bond Index[1]
(reflects no deduction for fees, expenses or taxes)		1.25%	4.52%
ICE U.S. Institutional Capital Securities Index[2]
(reflects no deduction for fees, expenses or taxes)		10.90%	11.07%
Preferred Securities and Income Managed Accounts Portfolio Blended Benchmark[3]
(reflects no deduction for fees, expenses or taxes)		10.81%	9.87%

[1]
An index designed to measure the performance of the USD-denominated, fixed-rate, U.S. investment grade taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

[2]
An index designed to measure the performance of investment grade and below investment grade fixed rate and fixed-to-floating rate, USD-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market.

[3]	Consists of: 1) 60% ICE U.S. Institutional Capital Securities Index (defined herein), and 2) 40% ICE USD Contingent Capital Index (CDLR) (defined herein).

36	Section 1 Portfolio Summaries

Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Portfolio Since
Brenda A. Langenfeld, CFA	Managing Director	November 2022
Matt R. Diamond	Senior Director	November 2022
Purchase and Sale of Shares
Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption. There are no minimum initial investment requirements. The separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio.
Shares may be redeemed on any business day, which is any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading for you to receive that day’s price.
Tax Information
The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Section 1 Portfolio Summaries	37

Nuveen Securitized Credit Managed Accounts Portfolio
Investment Objective
The investment objective of the Portfolio is to seek a high level of current income and total return.
Fees and Expenses of the Portfolio
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client. The fees and expenses in the following tables do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the fees and expenses would be higher than what is shown below.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses	0.41%
Total Annual Portfolio Operating Expenses	0.41%
Fee Waivers and/or Expense Reimbursements[2]	(0.41)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.00%
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. This expense limitation may be terminated or modified only with the approval of shareholders of the Portfolio.
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense reimbursements continue to remain in place. The example does not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$0 [1,2]
3 Years	$0 [1,2]
5 Years	$0 [1,2]
10 Years	$0 [1,2]
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 36% of the average value of its portfolio.

38	Section 1 Portfolio Summaries

Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securitized credit investments. Securitized credit investments include secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non-agency mortgage-backed securities (including commercial mortgage-backed securities, residential mortgage-backed securities and collateralized mortgage obligations (“CMOs”)), asset-backed securities (including collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”)) and other similar securities and related instruments. Securitized credit investments are also referred to as “structured product securities” or “structured products.”
A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans. Agency mortgage-backed securities are guaranteed by, or secured by collateral that is guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored corporations, which include the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Non-agency mortgage-backed securities are privately issued; these include commercial mortgage-backed securities. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest on the CMO.
Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile loans and credit-card receivables, and which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities. CLOs are similar to CDOs, but are typically collateralized principally by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans.
The Portfolio may invest up to 10% of its assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Portfolio’s sub-adviser (securities commonly referred to as “high-yield” securities or “junk” bonds). The Portfolio may invest in securities of any maturity or duration.
The Portfolio may invest up to 20% of its assets, in the aggregate, in corporate debt securities and U.S. government securities (including securities issued or guaranteed by U.S. government agencies and instrumentalities).
The Portfolio may also use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of the sub-adviser of the Portfolio to correctly predict mortgage prepayments and interest rates.
The Portfolio may invest in securities that have not been registered under the Securities Act of 1933, but that may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).
The Portfolio may purchase and sell futures, options, swaps, forwards and other derivative instruments. The sub-adviser may use these derivatives in an attempt to manage market risk, credit risk and interest rate risk, to manage the effective maturity or duration of securities in the portfolio or for speculative purposes in an effort to increase the Portfolio’s yield or to enhance returns. The use of a derivative is speculative if the sub-adviser is primarily seeking to enhance returns, rather than offset the risk of other positions.
Developed exclusively for use within separately managed accounts advised or sub-advised by Nuveen Asset Management, LLC, the Portfolio is a specialized fixed-income portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio enables certain Nuveen separately

Section 1 Portfolio Summaries	39

managed account investors to achieve greater diversification and return potential than might otherwise be achieved by investing in additional fixed-income classes, including those that have a lower credit quality and potentially higher yielding securities.
Principal Risks
The value of your investment in this Portfolio will change daily. You could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Portfolio listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Portfolio, regardless of the order in which it appears.
Active Management Risk—The Portfolio’s sub-adviser actively manages the Portfolio’s investments. Consequently, the Portfolio is subject to the risk that the investment techniques and risk analyses employed by the Portfolio’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Portfolio to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Portfolio, the Portfolio may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Portfolio’s performance.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Portfolio’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Portfolio to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio, its service providers or the issuers of securities held by the Portfolio may adversely impact the Portfolio or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Portfolio invests, which may cause the Portfolio’s investments to lose value.
Derivatives Risk—The use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments and involves transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset, and the risks associated with investing in such derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Portfolio and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Portfolio to the creditworthiness of the central counterparty.
Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the Portfolio’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates. These transactions are subject to the risk that the counterparty to the transaction may not or be unable to perform in accordance with the terms of the instrument.

40	Section 1 Portfolio Summaries

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Portfolio. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.
Income Risk—The Portfolio's income could decline during periods of falling interest rates or when the Portfolio experiences defaults on debt securities it holds.
Interest Rate Risk—Interest rate risk is the risk that the value of the Portfolio’s fixed-rate securities will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of longer-duration fixed-rate securities usually change more than the values of shorter-duration fixed-rate securities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Portfolio is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate or debt markets, making it more difficult for the Portfolio to sell fixed-rate investments. Changes in interest rates may also lead to an increase in Portfolio redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Portfolio’s performance.
Market Risk—The market value of the Portfolio’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Portfolio’s investments whether or not the Portfolio invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Portfolio’s assets can decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds and preferred securities, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Portfolio invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Portfolio’s ability to buy or sell securities. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Portfolio needed to sell large blocks of securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the securities’ prices and hurt performance.
Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Mortgage-backed securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. Mortgage- and asset-backed securities that are not backed by the full faith and credit of the U.S. government are subject to the risk of default on the underlying mortgage, loan or asset, particularly during periods of economic downturn.

Section 1 Portfolio Summaries	41

Restricted Securities Risk—The market for restricted securities, including Rule 144A securities, typically is less active than the market for publicly traded securities. Rule 144A securities and other securities exempt from registration under the Securities Act carry the risk that their liquidity may become impaired and the Portfolio may be unable to dispose of the securities promptly or at current market value.
Structured Products Risk— Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured products and the resulting inability of the Portfolio to sell a structured product could expose the Portfolio to losses and could make structured products more difficult for the Portfolio to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured products include privately negotiated debt obligations where the principal and/or interest or value of the structured product is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured product to be reduced to zero. Holders of structured products indirectly bear risks associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. The Portfolio’s investments in structured products that pay interest based on the London Interbank Offered Rate (LIBOR) may experience increased volatility and/or illiquidity during the transition away from LIBOR, which was phased out. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.
Unrated Security Risk—Unrated securities determined by the Portfolio’s sub-adviser to be of comparable quality to rated securities which the Portfolio may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.
U.S. Government Securities Risk—U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so, which may increase the risk of loss to the Portfolio.
Valuation Risk—The sales price the Portfolio could receive for any particular debt security may differ from the Portfolio’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Portfolio invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Portfolio will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Portfolio. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Portfolio, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Portfolio were to change pricing services, or if the Portfolio’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Portfolio’s net asset value.
Portfolio Performance
The following bar chart and table provide some indication of the potential risks of investing in the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the returns would be lower.

42	Section 1 Portfolio Summaries

The bar chart below shows the variability of the Portfolio’s performance from year to year.

Annual Total Return*
* Year-to-date total return as of September 30, 2025 was 6.52%.
During the two-year period ended December 31, 2024, the Portfolio’s highest and lowest quarterly returns were 5.34%
and -1.22%, respectively, for the quarters ended December 31, 2023 and December 31, 2024.
The table below shows the variability of the Portfolio’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.
Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024
	Inception Date	1 Year	Since Inception
Return Before Taxes	11/1/22	4.98%	7.26%
Return After Taxes on Distributions		2.49%	4.83%
Return After Taxes on Distributions and Sale of Shares		3.01%	4.54%
Bloomberg U.S. Aggregate Bond Index[1]
(reflects no deduction for fees, expenses or taxes)		1.25%	4.52%
Bloomberg U.S. Securitized Index[2]
(reflects no deduction for fees, expenses or taxes)		1.34%	4.49%

[1]
An index designed to measure the performance of the USD-denominated, fixed-rate, U.S. investment grade taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

[2]
A subset of the Bloomberg U.S. Aggregate Bond Index, which is an index designed to measure the performance of the USD-denominated, fixed-rate, U.S. investment grade taxable bond market. The index includes mortgage-backed securities (MBS), asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and covered assets.

Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC

Section 1 Portfolio Summaries	43

Portfolio Managers

Name	Title	Portfolio Manager of Portfolio Since

Nicholas W. Travaglino	Senior Managing Director	November 2022

Peter A. Lewis	Senior Director	November 2022
Purchase and Sale of Shares
Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption. There are no minimum initial investment requirements. The separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio.
Shares may be redeemed on any business day, which is any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading for you to receive that day’s price.
Tax Information
The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

44	Section 1 Portfolio Summaries

Nuveen Ultra Short Municipal Managed Accounts Portfolio
Investment Objective
The investment objective of the Portfolio is to provide a high level of current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital.
Fees and Expenses of the Portfolio
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client. The fees and expenses in the following tables do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the fees and expenses would be higher than what is shown below.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses	1.35%
Total Annual Portfolio Operating Expenses	1.35%
Fee Waivers and/or Expense Reimbursements[2]	(1.35)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.00%
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. This expense limitation may be terminated or modified only with the approval of shareholders of the Portfolio.
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense reimbursements continue to remain in place. The example does not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$0 [1,2]
3 Years	$0 [1,2]
5 Years	$0 [1,2]
10 Years	$0 [1,2]
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to securities

Section 1 Portfolio Summaries	45

whose maturities or expiration dates at the time of acquisition were one year or less. If such securities were included, the Portfolio's portfolio turnover rate would be higher.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from regular federal personal income tax. Regular federal personal income tax is different from, and does not include, the federal alternative minimum tax. These municipal securities are obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. Municipal securities in which the Portfolio will invest include variable rate demand obligations (“VRDOs”), tax-exempt commercial paper, municipal bonds and municipal notes. The Portfolio may not invest in securities that generate income subject to the federal alternative minimum tax.
The Portfolio will generally invest in securities maturing in two years or less and will attempt to maintain the weighted average maturity of its portfolio securities at 120 days or less under normal market conditions. The maturity date of any VRDO in which the Portfolio invests will be considered the security’s next put date.
Under normal market conditions, the short-term securities in which the Portfolio invests (or the issuers of such securities) will be rated A-2/P-2 or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Portfolio’s sub-adviser to be of comparable quality. Under normal market conditions, the long-term securities in which the Portfolio invests (or the issuers of such securities) will be rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Portfolio’s sub-adviser to be of comparable quality. Securities (or the issuers of such securities) assigned short-term and long-term credit ratings are eligible for investment by the Portfolio if one of their ratings meets the above criteria.
The Portfolio may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Portfolio may also invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.
The Portfolio may invest in securities that have fixed rates of return or variable or floating rates, and may make forward commitments in which the Portfolio agrees to buy a security for settlement in the future at a price agreed upon today.
Developed exclusively for use within separately managed accounts advised or sub-advised by Nuveen Asset Management, LLC, the Portfolio is a specialized municipal portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.
Principal Risks
The price and yield of this Portfolio will change daily. You could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Portfolio listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Portfolio, regardless of the order in which it appears.
Active Management Risk—The Portfolio’s sub-adviser actively manages the Portfolio’s investments. Consequently, the Portfolio is subject to the risk that the investment techniques and risk analyses employed by the Portfolio’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Portfolio to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding municipal bonds held by the Portfolio, the Portfolio may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Portfolio’s performance.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater

46	Section 1 Portfolio Summaries

risk of default. Increasing credit spreads may reduce the market values of the Portfolio’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Portfolio to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio, its service providers or the issuers of securities held by the Portfolio may adversely impact the Portfolio or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Portfolio invests, which may cause the Portfolio’s investments to lose value.
Frequent Trading Risk—The portfolio turnover rate of the Portfolio may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Portfolio pays when it buys and sells securities, which may detract from the Portfolio’s performance.
Income Risk—The Portfolio's income could decline during periods of falling interest rates or when the Portfolio experiences defaults on municipal bonds it holds. Income risk is generally higher for limited-term bonds so investors may experience a fluctuation in the monthly income from the Portfolio.
Interest Rate Risk—Interest rate risk is the risk that the value of the Portfolio’s municipal bonds will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent that it is exposed to such interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Conversely, municipal bonds with shorter durations or maturities will be less volatile but may provide lower returns than municipal bonds with longer durations or maturities. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Portfolio is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the municipal bond market, making it more difficult for the Portfolio to sell municipal bonds. Changes in interest rates may also lead to an increase in Portfolio redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Portfolio’s performance.
Market Risk—The market value of the Portfolio’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Portfolio’s investments whether or not the Portfolio invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Portfolio’s assets can decline.
Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Portfolio’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Portfolio’s ability to buy or sell bonds. Municipal bonds may also be thinly traded or have a limited trading market, making it difficult for the Portfolio to value the bonds accurately. As a result, the Portfolio may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on

Section 1 Portfolio Summaries	47

performance. If the Portfolio needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance.
Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.
Municipal Securities Risk—The values of municipal securities held by the Portfolio may be adversely affected by local political and economic conditions and developments. The Portfolio may make significant investments in a particular segment of the municipal bond market or in the debt of issuers located in the same state or territory. Adverse conditions in such industry or location could have a correspondingly adverse effect on the financial condition of issuers. Accordingly, revenue bonds, which may be repaid only from a specific facility or source, are subject to more economic risk than general obligation bonds, which may be repaid from any revenue source. These conditions may cause the value of the Portfolio’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Portfolio may be more dependent on the analytical abilities of the Portfolio’s sub-adviser than funds that invest in stock or other corporate investments.
Tax Risk—Income from municipal bonds held by the Portfolio could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds may cause the Portfolio to have taxable investment income.
Ultra Short Fund Risk—The Portfolio is not a money market fund. Therefore, the Portfolio does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Portfolio may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Portfolio’s investments. Unlike certain money market funds, the Portfolio’s net asset value per share will fluctuate.
Unrated Bond Risk—Unrated municipal bonds determined by the Portfolio’s sub-adviser to be of comparable quality to rated municipal bonds which the Portfolio may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.
U.S. Territory Risk—The Portfolio’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal personal income tax. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within these U.S. territories.
Valuation Risk—The sales price the Portfolio could receive for any particular municipal bond may differ from the Portfolio’s valuation of the investment, particularly for municipal bonds that trade in thin or volatile markets or that are valued using a fair value methodology. The municipal bonds in which the Portfolio invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Portfolio will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Portfolio. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Portfolio, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Portfolio were to change pricing services, or if the Portfolio’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Portfolio’s net asset value.
Variable Rate Demand Obligations Risk—Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Portfolio may lose money. The interest rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Variable rate demand obligations may be subject to greater liquidity risk than other debt securities so there may be limitations on the Portfolio’s ability to sell the securities at any given time or at an optimum price.

48	Section 1 Portfolio Summaries

When-Issued, Delayed-Delivery and Forward Commitment Transactions Risk—The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve an element of risk because, although the Portfolio will not have made any cash outlay prior to the settlement date, the purchase price has been established, sometimes a month or more prior to the settlement date, so the value of the security to be purchased may decline to a level below its purchase price before that settlement date. This may give rise to leverage and lead to volatility in the Portfolio’s net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, delayed delivery or forward commitment transaction would expose the Portfolio to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the securities in such transaction.
Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Portfolio could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Portfolio Performance
Portfolio performance is not included in this prospectus because the Portfolio has not been in existence for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Portfolio by showing the variability of the Portfolio’s returns based on net assets and comparing the Portfolio’s performance to a broad measure of market performance.
Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Portfolio Since
Francis W. Sorensen, CFA	Managing Director	February 2024
Paul L. Brennan, CFA	Managing Director	February 2024
Purchase and Sale of Shares
Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption. There are no minimum initial investment requirements. The municipal separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio.
Shares may be redeemed on any business day, which is any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your municipal separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual municipal bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading for you to receive that day’s price.
Tax Information
The Portfolio intends to make interest income distributions that are exempt from regular federal income tax. However, a portion of the Portfolio's distributions may be subject to regular federal, state and local income tax.

Section 1 Portfolio Summaries	49

Section 2 How We Manage Your Money
To help you better understand the Portfolios, this section includes a detailed discussion of the Portfolios' investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787.

Who Manages the Portfolios
Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Portfolios’ investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Portfolios, oversees the management of the Portfolios’ portfolios, manages the Portfolios’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2025, Nuveen, LLC managed approximately $1.4 trillion in assets, of which approximately $154.6 billion was managed by Nuveen Fund Advisors.
The Portfolios do not pay any direct management or other fees. Nuveen Fund Advisors and its affiliates are absorbing all expenses of operating the Portfolios (other than interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) and do not charge any fees directly to the Portfolios. You should be aware, however, that each Portfolio is an integral part of a separately managed account product managed by Nuveen Fund Advisors and available only through certain separately managed account program sponsors. Participants in these programs pay a fee to the sponsor of the program in connection with their separately managed account. You should read carefully the program brochure provided to you by the sponsor or your investment adviser. That brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to Nuveen Fund Advisors and its affiliates.
Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Portfolio. Nuveen Asset Management manages the investment of each Portfolio’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management is also the investment adviser or sub-adviser to the separately managed accounts with which each Portfolio is associated.
The Portfolios are managed by multiple portfolio managers, who are responsible for the day-to-day management of the Portfolios, with expertise in the area applicable to the Portfolios’ investments. Each portfolio manager may be responsible for different aspects of a Portfolio’s management. For example, one manager may be principally responsible for selecting appropriate investments for a Portfolio, while another may be principally responsible for asset allocation. The following is a list of the portfolio managers primarily

50	Section 2 How We Manage Your Money

responsible for managing each Portfolio’s investments, along with their relevant experience. The Portfolios’ portfolio managers may change from time to time.

		Total Experience (since dates specified below)
Name & Title	Experience Over Past Five Years	At Nuveen Asset Management*	Total

MUNICIPAL TOTAL RETURN MANAGED ACCOUNTS PORTFOLIO

Martin J. Doyle, CFA Senior Managing Director	Nuveen Asset Management and other advisory affiliates (municipal bond portfolio management)	1987	1987

Michael J. Sheyker, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (municipal bond portfolio management)	1988	1988

NUVEEN CORE IMPACT BOND MANAGED ACCOUNTS PORTFOLIO

Stephen Liberatore, CFA Senior Managing Director	Nuveen Asset Management and other advisory affiliates (fixed income portfolio management)	2004	1994

Jessica M. Zarzycki, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (fixed income portfolio management)	2008	2006

NUVEEN EMERGING MARKETS DEBT MANAGED ACCOUNTS PORTFOLIO

Katherine Renfrew Managing Director	Nuveen Asset Management and other advisory affiliates (emerging markets portfolio management)	1997	1994

Melissa J. Zaccagnino Senior Director	Nuveen Asset Management and other advisory affiliates (fixed income portfolio management)	2020	2006

NUVEEN HIGH YIELD MANAGED ACCOUNTS PORTFOLIO

Kristal Y. Seales, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (fixed income portfolio management)	2001	2001

James S. Kim Senior Managing Director	Nuveen Asset Management and other advisory affiliates (high yield portfolio management and research)	2007	2000

NUVEEN PREFERRED SECURITIES AND INCOME MANAGED ACCOUNTS PORTFOLIO

Brenda A. Langenfeld, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (fixed income and real assets portfolio management)	2004	2004

Matt R. Diamond Senior Director	Nuveen Asset Management and other advisory affiliates (fixed income portfolio management)	2011	1999

NUVEEN SECURITIZED CREDIT MANAGED ACCOUNTS PORTFOLIO

Nicholas W. Travaglino Senior Managing Director Head of Securitized Sector Team	Nuveen Asset Management and other advisory affiliates (fixed income portfolio management)	2014	1999

Peter A. Lewis Senior Director	Nuveen Asset Management and other advisory affiliates (fixed income portfolio management)	2019	2011

NUVEEN ULTRA SHORT MUNICIPAL MANAGED ACCOUNTS PORTFOLIO

Francis W. Sorensen, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (municipal bond portfolio management)	2000	2000

Paul L. Brennan, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (municipal bond portfolio management)	1997	1991

* Including tenure at affiliate or predecessor firms, as applicable

Section 2 How We Manage Your Money	51

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios is provided in the statement of additional information.
Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Portfolios' annual report for the fiscal year ended July 31, 2025.

More About Our Investment Strategies
The investment objective of Municipal Total Return Managed Accounts Portfolio, which is described in the “Portfolio Summaries” section, may not be changed without shareholder approval. The investment objectives of Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio, Nuveen Securitized Credit Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio, which are described in the “Portfolio Summaries” section, may be changed without shareholder approval. If the investment objective of Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio, Nuveen Securitized Credit Managed Accounts Portfolio or Nuveen Ultra Short Municipal Managed Accounts Portfolio changes, you will be notified in writing at least 60 days in advance of your Portfolio’s change.
Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio have each adopted a fundamental investment policy and each of the other Portfolios have adopted a non-fundamental investment policy (each, a "Name Policy"). Municipal Total Return Managed Accounts Portfolio, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. Nuveen Core Impact Bond Managed Accounts Portfolio, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds. Nuveen Emerging Markets Debt Managed Accounts Portfolio, under normal circumstances, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in fixed-income securities of emerging markets issuers. Nuveen High Yield Managed Accounts Portfolio, under normal circumstances, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in fixed-income securities rated lower than investment grade or unrated securities of comparable quality as determined by the Portfolio’s sub-adviser. Nuveen Preferred Securities and Income Managed Accounts Portfolio, under normal circumstances, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities or other income producing securities. Nuveen Securitized Credit Managed Accounts Portfolio, under normal circumstances, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securitized credit investments. Nuveen Ultra Short Municipal Managed Accounts Portfolio, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from regular federal personal income tax. The Portfolios will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct

52	Section 2 How We Manage Your Money

investments that meet the Name Policy) when determining compliance with the Name Policy. As a result of having a Name Policy, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio or Nuveen Securitized Credit Managed Accounts Portfolio must provide shareholders with a written notice at least 60 days prior to any change of the Portfolio’s Name Policy. Municipal Total Return Managed Accounts Portfolio’s Name Policy and Nuveen Ultra Short Municipal Managed Accounts Portfolio’s Name Policy may not be changed without shareholder approval.
The Portfolios’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.
The Portfolios’ principal investment strategies are discussed in the “Portfolio Summaries” section. These are the strategies that the Portfolios’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Portfolios’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Portfolios’ sub-adviser uses, or may use, to achieve the Portfolios’ objectives. You should be aware that each Portfolio may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Funds at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.
Municipal Bonds
As a principal investment strategy, Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio invest in tax-exempt municipal bonds. As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio may invest in taxable and tax-exempt municipal bonds. As a principal investment strategy, Nuveen Preferred Securities and Income Managed Accounts Portfolio may invest in taxable municipal bonds. States, local governments and municipalities and other issuing authorities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.
Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds, however, are issued to finance activities with less significant benefits to the public, such as the construction of sports facilities, and as such the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term.
The Portfolios may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Portfolios will, in making purchase decisions, take into consideration the issuer’s incentive to continue making appropriations until maturity.

Section 2 How We Manage Your Money	53

The municipal bonds in which the Portfolios invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become “refunded” when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.
The municipal bonds in which the Portfolios invest may have variable, floating, or fixed interest rates.
In evaluating municipal bonds of different credit qualities or maturities, Nuveen Asset Management takes into account the size of yield spreads. Yield spread is the additional return the Portfolios may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the Portfolios may buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Asset Management evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the Portfolios adequately for the additional interest rate risk the Portfolios must assume, the Portfolios may buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, the Portfolios may buy more bonds from issuers in that industry.
Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may normally invest up to 20% of their net assets in municipal bonds that are not exempt from regular federal or state personal income tax. Income received from Municipal Total Return Managed Accounts Portfolio’s municipal bonds may be subject to the federal alternative minimum tax on individuals and state and local taxes. For tax years beginning after December 31, 2022, exempt-interest dividends may affect the federal corporate alternative minimum tax for certain corporations.
Inverse Floaters
Municipal Total Return Managed Accounts Portfolio may invest in inverse floaters issued in tender option bond (“TOB”) transactions. In a TOB transaction, one or more highly-rated municipal bonds are deposited into a special purpose trust that issues floating rate securities (“floaters”) to outside parties and inverse floaters to long-term investors like the Portfolio. The floaters pay interest at a rate that is reset periodically (generally weekly) to reflect current short-term tax-exempt interest rates. Holders of the floaters have the right to tender such securities back to the TOB trust for par plus accrued interest (the “put option”), typically on seven days’ notice. Holders of the floaters are paid from the proceeds of a successful remarketing of the floaters or by a liquidity provider in the event of a failed remarketing. The inverse floaters pay interest at a rate equal to (a) the interest accrued on the underlying bonds, minus (b) the sum of the interest payable on the floaters and fees payable in connection with the TOB. Thus, the interest payments on the inverse floaters will vary inversely with the short-term rates paid on the floaters. Holders of the inverse floaters typically have the right to simultaneously (a) cause the holders of the floaters to tender those floaters to the TOB trust at par plus accrued interest and (b) purchase the municipal bonds from the TOB trust.

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Because holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage. The effective leverage created by any TOB transaction depends on the value of the securities deposited in the TOB trust relative to the value of the floaters it issues. The higher the percentage of the TOB trust’s total value represented by the floaters, the greater the effective leverage. For example, if municipal bonds worth $100 are deposited in a TOB trust and the TOB trust issues floaters worth $75 and inverse floaters worth $25, the TOB trust will have a leverage ratio of 3:1 and the inverse floaters will exhibit price movements at a rate that is four times that of the underlying bonds deposited into the trust. If that same TOB trust were to issue only $50 of floaters, the leverage ratio would be 1:1 and the inverse floaters would exhibit price movements at a rate that is only two times that of the underlying bonds.
Maturity and Effective Duration
Maturity measures the time until a fixed-income security makes its final payment. Municipal Total Return Managed Accounts Portfolio buys municipal bonds with different maturities in pursuit of its investment objective, but will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of approximately 12 to 25 years. Nuveen Core Impact Bond Managed Accounts Portfolio may invest in fixed-income securities of any maturity. Nuveen Ultra Short Municipal Managed Accounts Portfolio buys municipal bonds with different maturities in pursuit of its investment objective, but will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of 120 days or less.
The effective maturity of a fixed-income security may be substantially shorter than its stated or final maturity. In calculating the effective maturity of fixed-income securities in a Portfolio, the sub-adviser estimates the shortening effect of expected principal prepayments and call provisions on the fixed-income securities’ maturities. Effective maturity provides a better estimate of interest rate risk under normal market conditions than stated maturity, but may underestimate interest rate risk in an environment of rising market interest rates. Generally, the longer the effective maturity of a Portfolio, the more sensitive the Portfolio’s net asset value will be to changes in interest rates, which typically corresponds to higher volatility and risk.
Effective duration incorporates a fixed-income security’s yield, coupon, final maturity and call features into one number that is designed to estimate how much the value of a fixed-income security will change with a given change in interest rates. The longer the effective duration of a fixed-income security, the greater the fixed-income security’s price sensitivity is to changes in interest rates, which typically corresponds to higher volatility and risk. As a general rule, for every 1% increase or decrease in market interest rates, a fixed-income security’s price will change approximately 1% in the opposite direction for every year of the fixed-income security’s effective duration. For example, if a fixed-income security has an effective duration of 5 years and interest rates increase by 1%, the fixed-income security’s price would be expected to decline by approximately 5%. Effective duration is subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for fixed-income securities with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. Also, an increase in market interest rates

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will generally increase a fixed-income security’s effective duration, which in turn will make the value of the fixed-income security more sensitive to changes in interest rates and result in even steeper price declines in the event of further market interest rate increases. For these reasons, effective duration should not solely be relied upon to indicate the Portfolio’s potential price volatility in relation to changes in market interest rates.
Under normal market conditions, Municipal Total Return Managed Accounts Portfolio will generally maintain an investment portfolio with a weighted average effective duration of approximately 7 to 11 years. Municipal Total Return Managed Accounts Portfolio’s measurement of weighted average effective duration will reflect the impact of portfolio leverage through any investments in inverse floaters. Nuveen Core Impact Bond Managed Accounts Portfolio may invest in fixed-income securities of any duration. Under normal market conditions, Nuveen Ultra Short Municipal Managed Accounts Portfolio will generally maintain an investment portfolio with a weighted average effective duration of approximately 120 days.
ESG and Impact Investment Criteria
When selecting investments for Nuveen Core Impact Bond Managed Accounts Portfolio, the sub-adviser considers certain ESG criteria or a proprietary Impact Framework. The corporate issuer evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations.
The ESG evaluation process with respect to corporate issuers is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more or less relative weight compared to the broader range of potential assessment categories. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. Nuveen Core Impact Bond Managed Accounts Portfolio will not generally invest in companies significantly involved in certain business activities including, but not limited to, the production of alcohol, tobacco, military weapons, firearms, nuclear power, thermal coal, and gambling products and services.
The ESG evaluation process with respect to government issuers favors issuers with leadership in ESG performance relative to all peers. Typically, environmental assessment categories include the issuer’s ability to protect, harness, and supplement its natural resources, and to manage environmental vulnerabilities and externalities. Social assessment categories include the issuer’s ability to develop a healthy, productive, and stable workforce and knowledge capital, and to create a supportive economic environment. Governance assessment categories include the issuer’s institutional capacity to support long-term stability and well-functioning financial, judicial, and political systems, and capacity to address environmental and social risks. The government ESG evaluation process is conducted on a global basis and reflects how an issuer’s exposure to and management of ESG risk factors may affect the long-term sustainability of its economy.

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Additionally, Nuveen Core Impact Bond Managed Accounts Portfolio invests a significant portion of its assets in fixed-income instruments according to a proprietary Impact Framework. These investments provide direct exposure to issuers and/or individual projects that the sub-adviser, through its proprietary analysis, believes have the potential to have social or environmental benefits. Within this Impact Framework allocation, the Portfolio seeks opportunities to invest in publicly traded fixed-income securities that finance initiatives in areas including affordable housing, community and economic development, renewable energy and climate change, and natural resources. These investments will be selected based on the same financial criteria used in selecting the Portfolio’s other fixed-income investments. The portion of the Portfolio invested in accordance with this Impact Framework is not additionally subject to ESG criteria provided by a third party. The sub-adviser engages with issuers of investments it determines represent impact securities to communicate impact reporting preferences and encourage alignment with industry best practices regarding responsible investment.
Asset-Backed Securities
As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile loans and credit-card receivables, and which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered.
Mortgage-Backed Securities
As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans. Mortgage-backed securities may be guaranteed by, or secured by collateral that is guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored corporations. Mortgage-backed securities may also be privately issued; these include commercial mortgage-backed securities.
Corporate Debt Securities
As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in corporate debt securities issued by companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt securities are fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt securities may be rated investment-grade or below investment-grade and may carry fixed or floating rates of interest.
Loans
As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio and Nuveen High Yield Managed Accounts Portfolio may invest in loans,

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including senior secured loans, unsecured and/or subordinated loans, loan participations and unfunded contracts. These loans are typically made by or issued to corporations primarily to finance acquisitions, refinance existing debt, support organic growth, or pay out dividends, and are typically originated by large banks and are then syndicated out to institutional investors as well as to other banks. Loans typically bear interest at a floating rate, although some loans pay a fixed rate. Floating rate loans have interest rates that reset periodically, typically monthly or quarterly. The interest rates on floating rate loans are generally based on a percentage above the London Interbank Offered Rate (LIBOR) (which was phased out), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. See “What the Risks Are – Principal Risks – Loan risk” below for information about the phase out of LIBOR and its impact on certain floating rate loans and other instruments in which the Portfolios may invest. Due to their lower place in the borrower’s capital structure, unsecured and/or subordinated loans involve a higher degree of overall risk than senior bank loans of the same borrower. Loan participations are loans that are shared by a group of lenders. Unfunded commitments are contractual obligations by lenders (such as a Portfolio) to loan an amount in the future or that is due to be contractually funded in the future.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the borrower, the nature of the collateral securing the loan and other factors. Such restrictive covenants normally allow for early intervention and proactive mitigation of credit risk by providing lenders with the ability to (1) intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to repay the loan and/or (2) obtain concessions from the borrower in exchange for waiving or amending a particular covenant. Loans with fewer or weaker restrictive covenants may limit a Portfolio’s ability to intervene or obtain additional concessions from borrowers.
Government Securities
As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio may invest in U.S. government securities. As a principal investment strategy, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio invest in U.S. or non-U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. Non-U.S. government securities include debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities, and debt obligations issued or guaranteed by supranational entities organized or supported by several national governments.
High Yield Debt Securities
As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in debt securities rated below investment grade or unrated securities deemed by

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the Portfolios' sub-adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "high yield" securities or "junk" bonds. These types of bonds are typically issued by companies without long track records of sales and earnings, or by issuers that have questionable credit strength. High yield and comparable unrated debt securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating agency evaluating the instrument, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.
Non-U.S. Investments
As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio and Nuveen Preferred Securities and Income Managed Accounts Portfolio may invest in securities of non-U.S. issuers. The Portfolios will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.
Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio and Nuveen High Yield Managed Accounts Portfolio may invest in issuers located in emerging markets. For Nuveen Core Impact Bond Managed Accounts Portfolio, emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). For Nuveen Emerging Markets Debt Managed Accounts Portfolio and Nuveen High Yield Managed Accounts Portfolio, emerging market countries include any country represented in the J.P. Morgan Emerging Markets Bond Index Global Diversified or any other country or market with similar emerging market characteristics.
Preferred Securities
As a principal investment strategy, Nuveen High Yield Managed Accounts Portfolio and Nuveen Preferred Securities and Income Managed Accounts Portfolio may invest in all types of preferred securities, including both perpetual preferred securities and hybrid securities. Perpetual preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, perpetual preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Perpetual preferred securities typically have a fixed liquidation (or “par”) value.
The term “preferred securities” also includes hybrid securities and other types of preferred securities that do not have the features described above. Preferred securities that are hybrid securities often behave similarly to investments in perpetual preferred securities and are regarded by market investors as being part of the preferred securities market. Such hybrid securities possess varying combinations of features of both debt

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and perpetual preferred securities and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure.
The term “preferred securities” also includes certain forms of debt that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these preferred securities are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed perpetual preferred securities and hybrid securities. Generally, these types of preferred securities are senior debt in the capital structure of an issuer.
As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative and may be deferred (in the case of cumulative payments) or skipped (in the case of non-cumulative payments) at the option of the issuer.
Generally, preferred security holders have no voting rights with respect to the issuing company, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends or if a declaration of default occurs and is continuing.
Preferred securities may either trade over-the-counter (“OTC”) or trade on an exchange. Preferred securities can be structured differently for retail and institutional investors, and a Portfolio may invest in preferred securities of either structure. The retail segment is typified by $25 par value exchange-traded securities, which trade on exchanges such as the New York Stock Exchange (“NYSE”) and the institutional segment is typified by $1,000 par value OTC securities. Typically, most $25 par value exchange-traded securities have fixed-rate coupon structures, while the institutional segment of $1,000 par securities are variable-rate securities. Both $25 and $1,000 par value securities are often callable at par value, typically at least five years after their original issuance date (i.e., the issuer has the right to call in or redeem the preferred security at a pre-set price after a specified date).
Contingent Capital Securities
As a principal investment strategy, Nuveen Preferred Securities and Income Managed Accounts Portfolio may invest in contingent capital securities (sometimes referred to as "CoCos"). CoCos are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos are not preferred securities. CoCos provide for mandatory conversion into the common stock of the issuer or a permanent or temporary full or partial write-down of the principal amount of the security upon the occurrence of certain triggers linked to minimum regulatory capital thresholds. In addition, they may explicitly provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory bodies calling into question the issuing institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary and are not intended to benefit the investor.
Variable Rate Demand Obligations
Nuveen Ultra Short Municipal Managed Accounts Portfolio may invest in variable rate demand obligations. Variable rate demand obligations (“VRDOs”) are long-term municipal obligations that have variable or floating interest rates and provide the Portfolio with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually) and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDOs allow the

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Portfolio to demand the repurchase of the security on not more than seven days prior notice. Other obligations may only permit the Portfolio to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.
Financial Services Company Securities
Nuveen Preferred Securities and Income Managed Accounts Portfolio intends to invest at least 25% of its assets in securities of companies principally engaged in financial services. Financial services companies include, but are not limited to, companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including but not limited to real estate investment trusts.
Derivatives
As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio and Nuveen Securitized Debt Managed Accounts Portfolio may purchase and sell futures, options, swaps, forwards and other derivative instruments to seek to enhance return, to hedge some of the risks of their investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of their investments to more closely approximate those of the markets in which they invest), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rates or to preserve capital.
Short-Term Investments and Cash Equivalents
Under normal market conditions, Municipal Total Return Managed Accounts Portfolio may invest up to 20% of its net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. The Portfolio may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the Portfolio invests in taxable securities, it may not be able to achieve its investment objectives.
As a non-principal investment strategy, Municipal Total Return Managed Accounts Portfolio may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions or to keep cash on hand fully invested. During these periods, the weighted average maturity of the Portfolio’s investment portfolio may fall below the defined range described above under “Portfolio Maturity and Effective Duration” and the Portfolio may not achieve its objectives. The Portfolio does not expect to invest substantial amounts in short-term investments as a defensive measure except under extraordinary circumstances.
For more information on eligible short-term investments, see the statement of additional information.
As a non-principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio, Nuveen Securitized Credit Managed Accounts Portfolio and Nuveen

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Ultra Short Municipal Managed Accounts Portfolio may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Portfolios’ principal investment strategies. The Portfolios may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep a Portfolio from participating in a market upswing and prevent a Portfolio from achieving its investment objective.
Credit Quality
Any reference in this prospectus to a specific credit rating encompasses all gradations of that rating. For example, if the prospectus says that a Portfolio may invest in securities rated as low as B, the Portfolio may invest in securities rated B-. The rating assigned to a particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of the investment’s volatility or liquidity. Debt securities that are rated below investment grade (BB/Ba or lower) are commonly referred to as “high yield” securities or “junk” bonds. High yield bonds typically offer higher yields than investment grade bonds with similar maturities but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility.
Disclosure of Portfolio Holdings
A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio holdings is available in the Portfolios’ statement of additional information. A list of each Portfolio’s portfolio holdings is available at www.nuveen.com/en-us/resources/resource-center and clicking on the “Nuveen fund holdings” link. By following this link, you can obtain a complete list of each Portfolio’s holdings as of the end of the most recent month for Municipal Total Return Managed Accounts Portfolio, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio, Nuveen Securitized Credit Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio, and as of the most recent quarter for Nuveen Emerging Markets Debt Managed Accounts Portfolio. This information will remain available on the website until the Portfolios file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

What the Risks Are
Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Portfolios. See the “Portfolio Summaries” section for a description of the principal risks of investing in a particular Portfolio. Additional information about these risks is listed alphabetically below. The significance of any specific risk to an investment in a Portfolio will vary over time depending on the composition of the Portfolio’s portfolio, market conditions and other factors. Because of these risks, you should consider an investment in the Portfolio to be a long-term investment.
Principal Risks
Active management risk: The Portfolios’ sub-adviser actively manages each Portfolio’s investments. Consequently, the Portfolios are subject to the risk that the investment

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techniques and risk analyses employed by the Portfolios’ sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. The sub-adviser’s judgment about markets, interest rates or the attractiveness, relative value, liquidity, or potential appreciation of a particular investment may not prove to be correct. This could cause a Portfolio to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Portfolios’ sub-adviser in connection with managing a Portfolio and such developments, as well as any deficiencies in the operating systems or controls of the sub-adviser or a Portfolio service provider, may also adversely affect the ability of a Portfolio to achieve its investment goal.
Alternative minimum tax risk: Municipal Total Return Managed Accounts Portfolio has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Portfolio’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax on individuals. For tax years beginning after December 31, 2022, exempt-interest dividends may affect the federal corporate alternative minimum tax for certain corporations.
Call risk: Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. A Portfolio is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. A Portfolio would then be forced to invest the unanticipated proceeds at lower interest rates or in securities with a higher risk of default, which may adversely impact the Portfolio’s performance. Such redemptions and subsequent reinvestments would also increase a Portfolio's portfolio turnover. If the called bond was purchased or is currently valued at a premium, the value of the premium may be lost in the event of prepayment. Call risk is generally higher for long-term bond funds.
Contingent capital security risk: As a principal investment strategy, Nuveen Preferred Securities and Income Managed Accounts Portfolio may invest in contingent capital securities (sometimes referred to as "CoCos"). A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Portfolio will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Portfolio’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Portfolio’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of high yield securities.
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Portfolio losing a portion or all of its investment in such securities. In addition, the Portfolio may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a

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reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason. CoCos may also be subject to a permanent write-down or conversion into equity (in whole or in part), if the applicable bank regulator or other public administrative authority having responsibility for managing the orderly dissolution of an institution has determined that the issuer is not viable.
In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Portfolio will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.
The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by the Portfolio. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.
CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.
Convertible security risk: As a principal investment strategy, Nuveen High Yield Managed Accounts Portfolio and Nuveen Preferred Securities and Income Managed Accounts Portfolio may invest in convertible securities. Convertible securities are subject to certain risks of both equity and debt securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company. Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions.
Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.
Credit risk: Credit risk is the risk that an issuer of a security held by a Portfolio may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make dividend, interest and principal payments and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings, although credit ratings are only the opinions of rating agencies and are not guarantees of the quality of the bonds. The credit rating of a security may be lowered or, in some cases, withdrawn if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of a Portfolio, can negatively impact the value of the bond and the shares of a Portfolio, and can also affect the security’s liquidity and make it more difficult for a Portfolio to sell. When a Portfolio purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the

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assessment of an independent rating organization, such as Moody’s or Standard & Poor’s. Issuers of unrated securities, issuers with significant debt services requirements in the near to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. Additionally, credit risk is heightened in market environments where interest rates are rising, particularly when rates are rising significantly, to the extent that an issuer is less willing or able to make payments when due. Credit risk also may be increased by Municipal Total Return Managed Accounts Portfolio's investments in inverse floaters because of the leveraged nature of these investments.
To the extent that a Portfolio holds securities that are secured or guaranteed by financial institutions or insurance companies, changes in the credit quality of such obligors could cause the values of these securities to decline. Security insurance does not guarantee the value of either individual securities or the share price, distributions, or shares of a Portfolio. Additionally, a Portfolio could be delayed or hindered in the enforcement of its rights against an issuer or guarantor.
Credit spread risk: Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Portfolio’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Currency risk: Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may be subject to currency risk. Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities, and hence will affect the net asset value of a Portfolio that invests in such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of a Portfolio to the extent it invests in such non-U.S. securities. Although a Portfolio may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. A Portfolio may also hedge from one foreign currency to another. In addition, such currency hedging may not be successful and may lower a Portfolio’s potential returns. Even though the non-U.S. securities held by Nuveen Preferred Securities and Income Managed Accounts Portfolio are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations.
Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Portfolio, a

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Portfolio’s adviser or sub-adviser, a financial intermediary, other service providers, or the issuers of securities held by a Portfolio to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. Negative impacts on a Portfolio could include the inability to calculate net asset value, transact business, process transactions on behalf of shareholders or safeguard data. In addition, such incidents could affect issuers in which a Portfolio invests, and thereby cause the Portfolio’s investments to lose value.
Defaulted bond risk: Municipal Total Return Managed Accounts Portfolio may invest in defaulted bonds. Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. The Portfolio generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. Defaulted bonds may be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer may not make any interest or other payments. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a defaulted bond, the Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted bonds and any securities received in exchange for defaulted bonds may be illiquid, speculative or subject to restrictions on resale.
Derivatives risk: As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may utilize derivatives. The use of derivatives is a highly specialized activity that can involve investment techniques and tax planning different from those associated with more traditional investment instruments and presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error, and legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Portfolio will not correlate with the asset, index or rate underlying the derivative contract. Changes in the value of a derivative may also create margin delivery or settlement obligations for a Portfolio.
The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the portfolio managers use derivatives to enhance a Portfolio’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio.
A Portfolio may use derivatives to hedge risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Portfolio’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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In addition, when a Portfolio engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Portfolio’s shares and can result in losses that exceed the amount originally invested. The success of a Portfolio’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
A Portfolio may also enter into OTC transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means a Portfolio may not be able to close out a derivatives transaction in a cost-efficient manner.
Swap agreements may involve fees, commissions or other costs that may reduce a Portfolio’s gains from a swap agreement or may cause the Portfolio to lose money.
Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Portfolio to close out a position when desired.
Options contracts may expire unexercised, which may cause a Portfolio to realize a capital loss equal to the premium paid on a purchased option or a capital gain equal to the premium received on a written option.
Currency forwards may be individually negotiated and privately traded, exposing them to credit and counterparty risks. The precise matching of the currency forward amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.
Dollar roll transaction risk: Nuveen Securitized Credit Managed Accounts Portfolio may invest in dollar roll transactions. In a dollar roll transaction, the Portfolio sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the Portfolio gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the Portfolio unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit the Portfolio may depend upon the sub-adviser’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the Portfolio increases the amount of the Portfolio’s assets that are subject to market risk, which could increase the volatility of the price of the Portfolio’s shares. These transactions are also subject to the risk that the counterparty to the transaction may not or be unable to perform in accordance with the terms of the instrument.
Emerging markets risk: Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in

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securities of issuers located in emerging markets. The risk of foreign investment often increases in countries with emerging markets or that are otherwise economically tied to emerging market countries. Emerging markets generally do not have the level of market efficiency and strict standards in accounting, auditing, financial reporting, recordkeeping and securities regulation to be on par with advanced economies. Additionally, certain emerging markets do not provide information to or cooperate with the Public Company Accounting Oversight Board or other U.S. regulators. Certain emerging market countries may also face other significant internal or external risks, such as the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. Obtaining disclosures comparable to frequency, availability and quality of disclosures required by securities in the U.S. may be difficult. As a result, there could be less information about issuers in emerging market countries, which could negatively affect the ability of the Portfolio’s sub-adviser to evaluate local companies or their potential impact on the Portfolio’s performance. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility. Because their financial markets may be very small, prices of financial instruments in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as a Portfolio are subject to a variety of special restrictions in many emerging market countries. Shareholder claims that are available in the U.S. (including derivative litigation), as well as regulatory oversight, authority and enforcement actions that are common in the U.S. by regulators, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. National policies (including sanctions programs) may limit a Portfolio’s investment opportunities including restrictions on investment in issuers or industries deemed sensitive to national interests.
ESG and impact risk: Because Nuveen Core Impact Bond Managed Account Portfolio’s ESG investment criteria and/or proprietary Impact Framework will exclude securities of certain issuers for non-financial reasons (i.e., companies that do not demonstrate sustainable ESG characteristics or are involved in certain prohibited activities), the Portfolio may forgo some market opportunities available to funds that do not use the ESG investment criteria or otherwise fall within the Impact Framework, or may be required to sell a security when it might otherwise be disadvantageous to do so. This may cause the Portfolio to underperform the stock market as a whole or other funds that do not use an ESG investment strategy. Moreover, the Portfolio’s adherence to its ESG investment criteria when selecting securities may affect the Portfolio’s performance depending on whether such investments are in or out of favor. In addition, there is a risk that the companies identified by the Portfolio’s ESG investment criteria do not operate as expected when addressing ESG issues. A company’s ESG performance or practices or the sub-adviser’s assessment of those actions could vary over time, which could cause the Portfolio to be temporarily invested in companies that do not comply with the Portfolio’s approach towards considering ESG characteristics. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the sub-adviser believes its evaluation of ESG characteristics is reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. As a result, the Portfolio may invest in securities that do not reflect the beliefs of any particular investor. In making investment decisions, the sub-adviser relies on information and data that could be incomplete or erroneous, which could cause the sub-adviser to incorrectly assess a company’s ESG characteristics. Additionally, the sub-adviser may not apply the relevant ESG criteria correctly causing it to inaccurately assess a company’s ESG characteristics. The third-party data providers may differ in the data they provide for a given security or between industries, or may only take into

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account one of many ESG-related components of a company. Furthermore, data availability and reporting with respect to ESG criteria may not always be available or may become unreliable and the sub-adviser does not guaranty the accuracy of such data. Finally, the regulatory landscape with respect to ESG investing in the U.S. is still under development and, as a result, future regulations and/or rules adopted by applicable regulators could require the Portfolio to change or adjust its investment process with respect to ESG investing. None of the Portfolio, the investment adviser or the sub-adviser make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of the ESG investment strategy. The Portfolio’s ESG criteria and the application of the ESG investment strategy may be changed without shareholder approval.
Financial services sector risk: Nuveen Preferred Securities and Income Managed Accounts Portfolio intends to invest at least 25% of its assets in securities of companies principally engaged in financial services. This makes the Portfolio more susceptible to adverse economic or regulatory occurrences affecting the financial services sector. The Portfolio is also subject to the risks of investing in the individual industries and securities that comprise the financial services sector, such as the bank, diversified financials, real estate (including REITs) and insurance industries. Concentration of investments in the financial services sector poses risks, including the following:
• Financial services companies may suffer a setback if regulators change the rules under which they operate.
• Unstable interest rates can have a disproportionate effect on the financial services sector.
• The profitability of companies in the financial sector is largely dependent upon the availability and cost of capital which may fluctuate significantly in response to changes in interest rates and general economic developments.
• Financial services companies whose securities the Portfolio may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector.
• Financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.
• Financial services companies have been significantly and negatively affected by the downturn in the subprime mortgage lending market and the resulting impact on the world’s economies.
• Financial services companies are subject to extensive government regulation that may limit the amounts and types of loans and other financial commitments that such companies can make.
Foreign investment risk: Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in securities of non-U.S. issuers. Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, as well as armed conflicts and different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on

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the use or transfer of portfolio assets. If any of these events were to occur, the affected security may experience drastic declines. In the event of a seizure of assets by a non-U.S. government, a Portfolio could lose its entire investment in that particular country.
To the extent a Portfolio invests in depositary receipts, the Portfolio will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.
Other non-U.S. investment risks include the following:
• Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.
• Non-U.S. companies may not be subject to accounting, auditing, financial reporting or recordkeeping standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.
• Non-U.S. markets may be less liquid and more volatile and may be more difficult to value than U.S. markets.
• The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments, including armed conflict or political, social or diplomatic events, particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.
• Non-U.S. securities traded on foreign exchanges may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. exchange transactions. To the extent that the underlying securities held by a Portfolio trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security.
• A Portfolio’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Portfolio also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the Portfolio, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.
Some countries restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies. Non-U.S. countries may be subject to economic sanctions or other measures by the United States or other governments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. In some cases, as a result of economic sanctions and other similar governmental actions or developments, a Portfolio may be forced to sell or otherwise dispose of foreign

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investments at inopportune times or prices. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Portfolio from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Portfolio’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.
To the extent a Portfolio invests a significant portion of its assets in the securities of companies in a single country or region (or depositary receipts representing such securities), it is more likely to be impacted by events or conditions affecting that country or region. Investment in a Portfolio may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of the Portfolio.
Frequent trading risk: The portfolio turnover rate for a Portfolio may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Portfolio pays when it buys and sells securities, which may detract from the Portfolio’s performance.
High yield securities risk: Securities that are rated below-investment grade are commonly referred to as “high yield” securities or “junk” bonds. High yield securities (and similar quality unrated securities) usually offer higher yields than investment grade securities, but also involve more risk. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher rated debt securities. High yield securities are considered to be speculative with respect to the ability to pay interest and repay principal. High yield securities may be more susceptible to real or perceived adverse economic conditions, such as a recession or a sustained period of rising interest rates, than investment grade securities, and they generally have more volatile prices, carry more risk to principal and are more likely to experience a default. In addition, high yield securities generally are less liquid than investment grade securities. Any investment in distressed or defaulted securities subjects a Portfolio to even greater credit risk than investments in other below-investment grade securities.
Income risk: A Portfolio’s income could decline during periods of falling interest rates because the Portfolio generally may have to invest the proceeds from sales of Portfolio shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call risk” above, or prepaid, see “Mortgage- and asset-backed securities risk” below), in lower-yielding securities. In addition, a Portfolio’s income could decline when the Portfolio experiences defaults on debt securities or defaults or deferrals on preferred securities it holds. Furthermore, a Portfolio's income from dividends may decline, which may decrease the distributions by the Portfolio. To the extent that a Portfolio invests in floating-rate securities, the income generated from such securities will decrease during periods of falling interest rates. Also, if Municipal Total Return Managed Accounts Portfolio invests in inverse floaters, whose income

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payments vary inversely with changes in short-term market rates, the Portfolio's income may decrease if short-term interest rates rise.
Interest rate risk: Fixed-rate securities held by a Portfolio will fluctuate in value with changes in interest rates. In general, fixed-rate securities will increase in value when interest rates fall and decrease in value when interest rates rise. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from a Portfolio’s performance to the extent that it is exposed to such interest rates. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. Longer-term fixed-rate securities are generally more sensitive to interest rate changes. Therefore, a fund that has a portfolio with a longer weighted average maturity or effective duration may be impacted to a greater degree than a fund that has a portfolio with a shorter weighted average maturity or effective duration. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Further, rising interest rates may cause issuers to not make principal and interest payments when due. A Portfolio is also subject to the risk that the income generated by its investments may not keep pace with inflation. Changes in interest rates may also lead to an increase in Portfolio redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting a Portfolio’s performance.
Inverse floaters risk: The use of inverse floaters by Municipal Total Return Managed Accounts Portfolio creates effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond, including, in the case of recourse inverse floaters (discussed below), the risk that the Portfolio may lose more than its original principal investment.
Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Portfolio on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. The greater the amount of floaters sold by a TOB trust relative to the inverse floaters (i.e., the greater the effective leverage of the inverse floaters), the more volatile the distributions on the inverse floaters will be. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.
The Portfolio may invest in recourse inverse floaters. With such an investment, the Portfolio will be required to reimburse the liquidity provider of a TOB trust for any shortfall between the outstanding amount of any floaters and the value of the municipal bonds in the TOB trust in the event the floaters cannot be successfully remarketed, which could cause the Portfolio to lose money in excess of its investment.

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A TOB trust may be terminated without the Portfolio’s consent upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the trust. If that happens, the floaters will be redeemed at par (plus accrued interest) out of the proceeds from the sale of securities in the TOB trust, and the Portfolio will be entitled to the remaining proceeds, if any. Thus, if there is a decrease in the value of the securities held in the TOB trust, the Portfolio may lose some or all of the principal amount of its investment in the inverse floaters. As noted above, in the case of recourse inverse floaters, the Portfolio could lose money in excess of its investment.
TOB trusts have historically been established by third party sponsors (e.g., banks, broker-dealers and other financial institutions). Rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) have generally precluded banking entities and their affiliates from sponsoring TOB trusts. In response to these restrictions, market participants have developed a new structure for TOB trusts designed to ensure that no banking entity is sponsoring the TOB trust for purposes of the Volcker Rule. To the extent that the Portfolio, rather than a third-party bank or financial institution, sponsors a TOB trust, certain responsibilities that previously belonged to the sponsor bank will be performed by, or under the general oversight of, the Portfolio. The Portfolio’s additional duties and responsibilities under the new TOB trust structure may give rise to certain additional risks including compliance, securities law and operational risks.
Loan risk: As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio and Nuveen High Yield Managed Accounts Portfolio may invest in loans (including loan participations and assignments). In addition to risks generally associated with debt securities, loans in which a Portfolio may invest, including secured loans, unsecured and/or subordinated loans and loan participations, are subject to other risks. Loans generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. It is sometimes necessary to obtain the consent of the borrower and/or agent before selling or assigning a floating rate loan. The lack of an active trading market for certain loans may impair the ability of a Portfolio to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, a Portfolio may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs, including satisfying redemption requests.
The amount of public information available with respect to loans may be less extensive than that available for registered or exchange listed securities. Furthermore, because a Portfolio’s sub-adviser may wish to invest in the publicly-traded securities of an obligor, the Portfolio may not have access to material non-public information regarding the obligor to which other investors have access. Loans may not be considered “securities” under the federal securities laws and, as a result, a Portfolio may not be entitled to rely on the anti-fraud or other protections afforded by such laws.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, in periods of high demand by lenders for loan investments, borrowers may limit these restrictive covenants and weaken the ability of lenders like a Portfolio from accessing the collateral securing the loan. Additionally, loans with fewer restrictive covenants may provide the borrower with more flexibility to take actions that may be detrimental to the lender or limit the lender’s ability to declare a default, which may hinder a Portfolio’s ability to reprice credit risk associated with the borrower and mitigate potential loss. A

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Portfolio may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. There is also a risk that the value of any collateral securing a loan in which a Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, a Portfolio’s access to the collateral may be limited or delayed because of difficulty liquidating the collateral or by bankruptcy or other insolvency laws. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Additionally, because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.
With respect to loan participations, a Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Portfolio to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower.
Certain instruments in which a Portfolio may invest are subject to rates that are or previously were tied to LIBOR. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published, but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. A Portfolio may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing; however, new LIBOR assets may no longer be available. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported

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yields of a Portfolio that holds such instrument. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates.
Market risk: The market value of a Portfolio’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Market values may change due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly within a specific country, region, industry, sector or asset class. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact issuers in a different country or region. As a result, the value of a Portfolio’s investments may be negatively affected whether or not the Portfolio invests in a country or region directly impacted by such conditions or events.
Additionally, unexpected events and their aftermaths, including broad financial dislocations (such as the “great recession” of 2008-09), war, armed conflict, terrorism, the imposition of economic sanctions, bank failures (such as the March 2023 failures of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history), natural and environmental disasters and the spread of infectious illnesses or other public health emergencies (such as the COVID-19 coronavirus pandemic first detected in December of 2019), may adversely affect the global economy and the markets and issuers in which a Portfolio invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, or widespread unemployment, and generally have a severe negative impact on the global economy. Such events could also impair the information technology and other operational systems upon which a Portfolio’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of a Portfolio’s service providers to perform essential tasks on behalf of a Portfolio. Furthermore, such events could cause financial markets to experience elevated or even extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. In addition, sanctions and other measures could limit or prevent a Portfolio from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the value of a Portfolio’s investments. In addition, there is a possibility that the rising prices of goods and services may have an effect on the Portfolio. As inflation increases, the value of the Portfolio’s assets can decline.
Market liquidity risk: Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio are subject to market liquidity risk due to their possible investments in bonds and preferred securities. Primary dealer inventories of bonds and preferred securities are a core indication of dealers’ capacity to “make a market” in those securities. A reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the markets in which a Portfolio invests, particularly during periods of economic or market stress. As

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a result of this decreased liquidity, a Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If a Portfolio needed to sell large blocks of securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the securities’ prices and hurt performance.
Mortgage- and asset-backed securities risk: As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in mortgage- and asset-backed securities. The value of mortgage- and asset-backed securities can fall if the owners of the underlying mortgages or other obligations pay off their mortgages or other obligations sooner than expected, which could happen when interest rates fall or for other reasons.
Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, which would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.
A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a certain mortgage-backed security defaults, the value of that security may decrease.
A Portfolio may invest in mortgage-backed securities that are not explicitly backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support in situations in which it was not obligated to do so. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity. There may be a limited market for such securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, non-agency mortgage-backed securities held by a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
Municipal bond market liquidity risk: As a principal investment strategy, Municipal Total Return Managed Accounts Portfolio, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may invest in municipal securities. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Portfolio’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Portfolio’s ability to buy or sell bonds. Municipal bonds may also be thinly traded or have a limited trading market, making it difficult for a Portfolio to value the bonds accurately. As a result, the Portfolio may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Portfolio needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt Portfolio performance. These

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factors may be magnified in a rising interest rate environment, where the value and liquidity of fixed rate municipal bonds generally decrease.
Municipal lease obligations risk: As a principal investment strategy, Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may invest in municipal lease obligations. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. If an issuer stopped making payment on the municipal lease, the obligation held by a Portfolio would likely lose some or all of its value. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Portfolio to sell the obligation at an acceptable price. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and a Portfolio might not recover the full principal amount of the obligation.
Municipal securities risk: As a principal investment strategy, Municipal Total Return Managed Accounts Portfolio, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may invest in municipal securities. The values of municipal securities may be adversely affected by local political and economic conditions and developments and, therefore, a Portfolio’s performance may be tied to the conditions in any of the states and U.S. territories where it is invested. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state's credit rating or the rating of authorities or political subdivisions of the state or another obligated party, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that a Portfolio invests a substantial portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse, particularly as the full economic impact of the COVID-19 coronavirus pandemic and the reductions in revenues of states and municipalities due to the pandemic are realized. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of a Portfolio may be more dependent on the analytical abilities of the Portfolio’s sub-adviser than funds that invest in stock or other corporate investments.

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To the extent that a Portfolio invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a Portfolio’s investment portfolio.
Preferred security risk: As a principal investment strategy, Nuveen High Yield Managed Accounts Portfolio and Nuveen Preferred Securities and Income Managed Accounts Portfolio invest in preferred securities. There are special risks associated with investing in preferred securities:
Limited voting rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.
In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.
Special redemption rights. In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or by regulatory or major corporate action. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Portfolio.
Payment deferral. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions without any adverse consequences to the issuer. Non-cumulative preferred securities can skip distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions payments for up to 10 years. If a Portfolio owns a preferred security that is deferring its distribution, the Portfolio may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood of issuers deferring or skipping distributions.
Subordination. Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments.
Floating Rate Payments. The dividend or interest rates on preferred securities may be floating, or convert from fixed to floating at a specified future time. The market value of floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed rate securities that will convert to a floating rate at a future time. A secondary risk associated with declining interest rates is the risk that income earned by a Portfolio on floating rate securities may decline due to lower coupon payments on the

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floating-rate securities. Finally, many financial instruments use or may use a floating rate based upon or previously based upon LIBOR which was phased out. Any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Portfolio that holds such instrument. At this time, it is not possible to predict the effect of the establishment of replacement rates or any other reforms to LIBOR.
Fixed Rate Payments. The market value of preferred securities with fixed dividends or interest rates may decline in a rising interest rate environment.
Liquidity. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities or common stock. Less liquid securities involve the risk that the securities will not be able to be sold at the time desired by a Portfolio or at prices approximating the values at which the Portfolio is carrying the securities on its books.
Financial services industry. The preferred securities market is comprised predominately of securities issued by companies in the financial services industry. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries.
Tax risk. A Portfolio may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for a Portfolio to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Portfolio’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.
Regulatory risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.
Quasi-sovereign debt risk: As a principal investment strategy, Nuveen Emerging Markets Debt Managed Accounts Portfolio invests in quasi-sovereign debt. Investments in quasi-sovereign debt involve special risks not present in investments in corporate debt. Quasi-sovereign securities are typically issued by companies that may receive financial support from a local government or in which the government owns a majority of the issuer’s voting shares. The governmental authority that controls the repayment of the debt may be unable or unwilling to make interest payments and/or repay the principal or to otherwise honor its obligations. If an issuer of quasi-sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited recourse against the issuer. A quasi-sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which a quasi-sovereign debtor may be subject. During periods of economic uncertainty, the market prices of quasi-sovereign debt may be more volatile than prices of corporate debt, which may result in losses to the Portfolio.

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In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of quasi-sovereign debt.
Restricted securities risk: As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in restricted securities. The market for restricted securities, including Rule 144A securities, typically is less active than the market for publicly traded securities. Rule 144A securities and other securities exempt from registration under the Securities Act carry the risk that their liquidity may become impaired and a Portfolio may be unable to dispose of the securities promptly or at current market value. In the U.S., restricted securities are typically sold only to qualified institutional buyers. An insufficient number of buyers interested in purchasing restricted securities at a particular time could adversely affect the marketability of such investments and a Portfolio might be unable to dispose of them promptly or at a reasonable price. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be deemed to be illiquid investments or less liquid investments and may be more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to lack of liquidity, could be less than those originally paid by a Portfolio or less than their fair market value. In addition, issuers whose securities are not registered and publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. In making investments in such securities, a Portfolio may obtain access to material nonpublic information, which may restrict the Portfolio’s ability to conduct portfolio transactions in such securities.
Sovereign debt risk: As a principal investment strategy, Nuveen Core Impact Bond Managed Accounts Portfolio and Nuveen Emerging Markets Debt Managed Accounts Portfolio invest in sovereign debt. In addition to many of the risks of foreign and emerging market risks, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. This may be due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. Additionally, the defaulting governmental entity may restructure their debt payments, possibly without the approval of some or all debt holders. In addition, the issuer of sovereign debt may be unable or unwilling to repay due to the imposition of international sanctions and other similar measures. As a result, there is an increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact a Portfolio’s investments. There may be limited recourse against a defaulting governmental entity as there is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Structured products risk: As a principal investment strategy, Nuveen Securitized Credit Managed Accounts Portfolio invests in structured products. Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured products and the resulting inability of the Portfolio to sell a structured product could expose the Portfolio to losses and could make structured products more difficult for the Portfolio to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured products include privately negotiated debt obligations where the principal and/or interest or value of the structured product is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured product to be reduced to zero. Holders of structured products indirectly bear risks associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. The Portfolio’s investments in structured products that pay interest based on the London Interbank Offered Rate (LIBOR) may experience increased volatility and/or illiquidity during the transition away from LIBOR, which was phased out. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.
Tax risk: There is no guarantee that Municipal Total Return Managed Accounts Portfolio's and Nuveen Ultra Short Municipal Managed Accounts Portfolio’s income will remain exempt from federal income taxes, regardless of the opinion of bond counsel for the issuer of the securities in which the Portfolio invests. Proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the value of the Portfolio’s portfolio would be adversely affected.
In addition, changes in tax laws, tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets. Because advance refunding bonds issued after December 31, 2017 are no longer tax-exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors, resulting in lower demand for municipal obligations. Additional changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
A Portfolio’s investments in tax-exempt municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to

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federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued and neither a Portfolio or its sub-adviser will independently review the bases for those tax opinions or guarantee that the tax opinions are correct. However, after a Portfolio buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Portfolio’s dividends with respect to that bond might be subject to federal income tax. If this happens, the value of the security would likely fall and a shareholder of a Portfolio may have to file an amended tax return and pay additional taxes.
Investments in taxable obligations may cause a Portfolio to have taxable investment income. In addition, a Portfolio may recognize taxable ordinary income from market discount. A Portfolio may also realize capital gains on the sale of its securities. These capital gains will be taxable regardless of whether they are derived from the sale of tax-exempt bonds or taxable securities.
Ultra short fund risk: Nuveen Ultra Short Municipal Managed Accounts Portfolio is not a money market fund. Therefore, the Portfolio does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Portfolio may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Portfolio’s investments. Unlike certain money market funds, the Portfolio’s net asset value per share will fluctuate.
Unrated security risk: Unrated securities determined by the Portfolios’ sub-adviser to be of comparable quality to rated securities which a Portfolio may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.
U.S. government securities risk: Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in U.S. government securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so. Therefore, securities issued by U.S. government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. government may involve increased risk of loss of principal and interest. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
U.S. territory risk: Municipal Total Return Managed Accounts Portfolio's and Nuveen Ultra Short Municipal Managed Accounts Portfolio's investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal personal income tax. Accordingly, a Portfolio may be adversely affected by local political and economic conditions and developments within these U.S. territories.

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Valuation risk: The sales price a Portfolio could receive for any particular debt security may differ from the Portfolio’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which a Portfolio may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that a Portfolio will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Portfolio. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of a Portfolio, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if a Portfolio were to change pricing services, or if a Portfolio’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Portfolio’s net asset value.
Variable rate demand obligations risk: Nuveen Ultra Short Municipal Managed Accounts Portfolio may invest in variable rate demand obligations. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Portfolio may lose money. The interest rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Variable rate demand obligations may be subject to greater liquidity risk than other debt securities so there may be limitations on the Portfolio’s ability to sell the securities at any given time or at an optimum price.
When-issued, delayed-delivery and forward commitment transactions risk: Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may purchase and sell municipal obligations on a when-issued or delayed-delivery basis. These transactions involve an element of risk because, although a Portfolio will not have made any cash outlay prior to the settlement date, the purchase price has been established, sometimes a month or more prior to the settlement date, so the value of the security to be purchased may decline to a level below its purchase price before that settlement date. This may give rise to leverage and lead to volatility in a Portfolio’s net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, delayed delivery or forward commitment transaction would expose a Portfolio to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the securities in such transaction.
Zero coupon bonds risk: Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may invest in zero coupon bonds. As interest on zero coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero coupon bonds may be highly volatile as interest rates rise or fall. In addition, while zero coupon bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by certain tax laws.

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Non-Principal Risks
Large transactions risk: A Portfolio may experience adverse effects due to large purchases or redemptions of Portfolio shares. A large redemption by an individual shareholder, or an increase in redemptions generally by Portfolio shareholders, may cause a Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s net asset value and liquidity. If a Portfolio has difficulty selling portfolio securities in a timely manner to meet redemption requests, the Portfolio may have to borrow money to do so. In such an instance, a Portfolio’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the Portfolio’s returns. In addition, until a Portfolio is able to sell securities to meet redemption requests, the Portfolio’s market exposure may be greater than it ordinarily would be, which would magnify the impact of any market movements on the Portfolio’s performance. Similarly, large Portfolio share purchases may adversely affect a Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, reducing the Portfolio’s market exposure. Increased redemption activity may also result in unexpected taxable distributions to shareholders if such sales of investments resulted in gains and thereby accelerated the realization of taxable income. In addition, large redemptions could result in a Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

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Section 3 General Information

Purchases and Redemptions
Eligible Investors
Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. Each Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption.
Calculation of Share Price
Shares may be purchased on any business day, which is any day the NYSE or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. Generally, the NYSE and its affiliated exchanges are closed on weekends and national holidays. The share price you pay depends on when a Portfolio receives your order. Orders received by a Portfolio, and verified as described below, before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.
The timing of the investment in a Portfolio as part of your separately managed account will depend on several factors, including, but not limited to, verification with your financial advisor or firm that Nuveen Asset Management is authorized to trade on behalf of the separately managed account, confirmation of the separately managed account investment parameters, funding of the account, liquidation of existing securities, and specific order placement procedures of separately managed account sponsors.
Investment Minimums
There are no minimum initial investment requirements. The separately managed accounts with which a Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio. Each Portfolio, however, reserves the right to reject purchase orders and to implement portfolio-level minimum investment requirements.
Redemption Procedures
Shares may be redeemed on any business day, which is any day the NYSE or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for business. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual bonds or other investments within your separately managed account. You will receive the share price next determined after a Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price.
In most cases, purchase and redemption orders are made to the broker-dealer who executes trades for the applicable separately managed account based on instructions

Section 3 General Information	85

from the separately managed account adviser in its capacity as investment adviser or sub-adviser to the account.
Redemptions may be suspended when trading on the NYSE or its affiliated exchanges, NYSE Arca Equities or NYSE American, is restricted or during an emergency that makes it impracticable for a Portfolio to dispose of its securities or to determine fairly the value of its net assets or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, a Portfolio may delay redemption payments for more than seven days as permitted by law.

Dividends, Distributions and Taxes
Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio declare tax-free dividends daily and pay such dividends monthly, usually on the first business day of the month. Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio declare dividends daily and pay such dividends monthly, usually on the first business day of the month. Your account will begin to accrue dividends on the business day when the monies used to purchase your shares are collected by the transfer agent. Nuveen Emerging Markets Debt Managed Accounts Portfolio declares and pays income dividends quarterly. Each Portfolio declares and pays any taxable capital gains or other taxable distributions once a year at year end. Each Portfolio may declare and pay dividends, capital gains or other taxable distributions more frequently, if necessary or appropriate in the Board’s discretion.
Dividends and capital gains and other distributions will be paid only in cash and will not be reinvested in additional shares of a Portfolio. For further information, contact your financial advisor or call Nuveen Funds at (800) 257-8787.
Non-U.S. Income Tax Considerations
Investment income that a Portfolio receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Portfolio distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.
Taxes and Tax Reporting for Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio
Because Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio invest primarily in municipal bonds, the regular monthly dividends you receive will generally be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or, for Municipal Total Return Managed Accounts Portfolio, to the federal alternative minimum tax on individuals. For tax years beginning after December 31, 2022, exempt-interest dividends may affect the corporate alternative minimum tax for certain corporations.
Although each Portfolio does not seek to realize taxable income or capital gains, the Portfolio may realize and distribute taxable income or capital gains from time to time as a result of the Portfolio’s normal investment activities. A Portfolio’s distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. These distributions may also be subject to state and local tax. Distributions from a Portfolio’s long-term capital gains are taxable as

86	Section 3 General Information

capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. A Portfolio’s taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.
Single individuals with adjusted gross income exceeding $200,000 ($250,000 if married and filing jointly) are generally subject to a 3.8% Medicare tax on their “net investment income,” generally including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). “Net investment income” generally does not include exempt-interest dividends.
Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. You will receive the statement from the sponsor of your separately managed account program.
If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the Portfolio may affect the taxation of your benefits.
Each sale or exchange of Portfolio shares may be a taxable event. For tax purposes, an exchange of shares between funds is generally treated the same as a sale.
Please note that if you do not furnish your Portfolio with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Portfolio, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Portfolio to withhold, federal law requires your Portfolio to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.
Please consult the statement of additional information and your tax advisor for more information about taxes.
Taxes and Tax Reporting for Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio
Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Portfolio holds its assets). Distributions from a Portfolio’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a Portfolio that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gain distribution depends generally on how long a Portfolio has held the portfolio securities it sold and not on how long you have owned your Portfolio shares. In addition, a Portfolio may make distributions that are treated as tax-exempt interest and thus generally excluded from gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining the alternative minimum tax on individuals and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). For tax years beginning after December 31, 2022, exempt-interest dividends may affect the federal corporate

Section 3 General Information	87

alternative minimum tax for certain corporations. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.
Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the firm where you purchased your Portfolio shares, you will receive the statement from that firm. If you hold your shares directly with a Portfolio, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally treated the same as a sale.
Please note that if you do not furnish your Portfolio with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Portfolio, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Portfolio to withhold, federal law requires your Portfolio to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.
Please consult the statement of additional information and your tax advisor for more information about taxes.
Buying or Selling Shares Close to a Record Date
Buying Portfolio shares shortly before the record date for a taxable income or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.
Cost Basis Method
For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Portfolio, please contact Nuveen Funds at (800) 257-8787 for instructions on how to make your election. If you hold your account directly with a Portfolio and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method generally calculates cost basis by determining the average price paid for Portfolio shares that may have been purchased at different times for different prices.
Taxable Equivalent Yields
The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you in comparing municipal investments like Municipal Total Return Managed Accounts Portfolio or Nuveen Ultra Short Municipal Managed Accounts Portfolio with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

88	Section 3 General Information

Taxable Equivalents of Tax-Free Yields	To Equal a Tax-Free Yield of:
	2.00%	3.00%	4.00%	5.00%
Tax Rate:	A Taxable Investment Would Need to Yield:
10%	2.22%	3.33%	4.44%	5.56%
12%	2.27%	3.41%	4.55%	5.68%
22%	2.56%	3.85%	5.13%	6.41%
24%	2.63%	3.95%	5.26%	6.58%
32%	2.94%	4.41%	5.88%	7.35%
35%	3.08%	4.62%	6.15%	7.69%
37%	3.17%	4.76%	6.35%	7.94%
40.8%*	3.38%	5.07%	6.76%	8.45%
* This is the maximum stated regular federal tax rate of 37.00% plus the 3.8% Medicare tax imposed on the net investment income of certain taxpayers. The Medicare tax could also apply to taxpayers in other tax brackets.
The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax advisor.

Net Asset Value
The price you pay for your shares or the amount you receive upon redemption of your shares is based on a Portfolio’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for a Portfolio by taking the value of the total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.
In determining net asset value, portfolio instruments traded on an exchange generally are valued at the last reported sales price or official closing price on the exchange, if available. If such market quotations are not readily available or are not considered reliable, a portfolio instrument will be valued at its fair value as determined in good faith using procedures approved by Nuveen Fund Advisors, subject to the oversight of the Board of Trustees. For example, the fair value of a portfolio instrument may be determined using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Portfolios' investment adviser or sub-adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that a Portfolio realizes upon the sale of an instrument. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.
For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a Portfolio may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A Portfolio may rely on an independent fair valuation service in making any such fair value determinations. If a Portfolio holds portfolio instruments that are primarily listed on non-

Section 3 General Information	89

U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.
The price of a portfolio instrument may be determined unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.
The Board of Trustees has designated Nuveen Fund Advisors as the Portfolios' valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and delegated to Nuveen Fund Advisors the day-to-day responsibility of making fair value determinations. All fair value determinations are made in accordance with procedures adopted by Nuveen Fund Advisors, subject to the oversight of the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Frequent Trading
Because the Portfolios are designed to be a component of a separately managed account that also invests in individual securities and other investments, their shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. A Portfolio is managed in a manner that is consistent with its role in the separately managed account. Because all purchase and redemption orders are initiated by Nuveen Asset Management, separately managed account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of a Portfolio.

Portfolio Service Providers
The custodian of the assets of each Portfolio is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016. The custodian also provides certain accounting services to each Portfolio. The Portfolios' transfer, shareholder services and dividend paying agent, SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121- 9140, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

90	Section 3 General Information

Section 4 Financial Highlights
The financial highlights table is intended to help you understand a Portfolio’s financial performance for the periods presented herein. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio. The returns do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the returns would be lower. The information has been derived from the Portfolios’ financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the Portfolios’ financial statements, are filed on Form N-CSR, which is available upon request.
Municipal Total Return Managed Accounts Portfolio

		Investment Operations			Less Distributions					Ratios/Supplemental Data
											Ratios of
												Net
											Ratios of	Investment
	Net Asset	Net	Net					Net Asset		Net	Expenses	Income (Loss)
	Value,	Investment	Realized/			From		Value,		Assets,	to Average	to Average	Portfolio
Year Ended	Beginning	Income (NII)	Unrealized		From	Net Realized		End of	Total	End of	Net	Net	Turnover
July 31:	of Period	(Loss)(a)	Gain (Loss)	Total	NII	Gains	Total	Period	Return(b)	Period (000)	Assets(c)(d)	Assets(c)	Rate
2025	$10.22	$0.44	$(0.50)	$(0.06)	$(0.44)	$—	$(0.44)	$9.72	(0.69)%	$1,501,668	0.01%	4.35%	48%
2024	10.13	0.41	0.09	0.50	(0.41)	—	(0.41)	10.22	5.08	1,565,551	— (e)	4.10	43
2023	10.52	0.36	(0.39)	(0.03)	(0.36)	—	(0.36)	10.13	(0.19)	1,484,040	0.04	3.59	58
2022	11.95	0.32	(1.43)	(1.11)	(0.32)	—	(0.32)	10.52	(9.42)	1,477,295	0.06	2.81	32
2021	11.71	0.33	0.24	0.57	(0.33)	—	(0.33)	11.95	4.96	1,631,074	0.05	2.80	7

(a)	Based on average shares outstanding.
(b)	Percentage is not annualized.
(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.
(d)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Portfolio on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Portfolio and the interest expense and related fees paid on borrowings, where applicable. Each Ratio of Expenses to Average Net Assets includes interest and related expenses for each share class as follows:

		Interest
	and Related Expenses
	Year Ended July 31:
	2025	0.01%
	2024	—
	2023	0.05
	2022	0.06
	2021	0.05
(e)	Value rounded to zero.

Section 4 Financial Highlights	91

Nuveen Core Impact Bond Managed Accounts Portfolio

		Investment Operations			Less Distributions					Ratios/Supplemental Data
											Ratios of
													Net
											Ratios of		Investment
	Net Asset	Net	Net					Net Asset		Net	Expenses		Income (Loss)
	Value,	Investment	Realized/			From		Value,		Assets,	to Average		to Average	Portfolio
Year Ended	Beginning	Income (NII)	Unrealized		From	Net Realized		End of	Total	End of	Net		Net	Turnover
July 31:	of Period	(Loss)(a)	Gain (Loss)	Total	NII	Gains	Total	Period	Return(b)	Period (000)	Assets(c)		Assets(c)	Rate
2025	$7.87	$0.39	$(0.03)	$0.36	$(0.40)	$—	$(0.40)	$7.83	4.60%	$19,087	—	%(d)	5.00%	77%
2024	7.74	0.36	0.14	0.50	(0.37)	—	(0.37)	7.87	6.70	8,864	—	(d)	4.72	71
2023(e)	7.57	0.25	0.19	0.44	(0.27)	—	(0.27)	7.74	5.77	8,716	—	(f)	4.26 (f)	46
October 31:
2022	9.84	0.28	(2.25)	(1.97)	(0.30)	—	(0.30)	7.57	(20.41)	8,233	—	(d)	3.15	53
2021	9.90	0.24	(0.03)	0.21	(0.27)	—	(0.27)	9.84	2.17	10,338	—	(d)	2.39	96
2020(g)	10.00	0.04	(0.12)	(0.08)	(0.02)	—	(0.02)	9.90	(0.77)	10,122	—	(f)	1.13 (f)	113

(a)	Based on average shares outstanding.
(b)	Percentage is not annualized.
(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.
(d)	Value rounded to zero.
(e)	For the nine months ended July 31, 2023.
(f)	Annualized.
(g)	For the period July 9, 2020 (commencement of operations) through October 31, 2020.

92	Section 4 Financial Highlights

Nuveen Emerging Markets Debt Managed Accounts Portfolio

		Investment Operations			Less Distributions					Ratios/Supplemental Data
											Ratios of
													Net
											Ratios of		Investment
	Net Asset	Net	Net					Net Asset		Net	Expenses		Income (Loss)
	Value,	Investment	Realized/			From		Value,		Assets,	to Average		to Average	Portfolio
Year Ended	Beginning	Income (NII)	Unrealized		From	Net Realized		End of	Total	End of	Net		Net	Turnover
July 31:	of Period	(Loss)(a)	Gain (Loss)	Total	NII	Gains	Total	Period	Return(b)	Period (000)	Assets(c)		Assets(c)	Rate
2025	$10.55	$0.67	$0.05	$0.72	$(0.67)	$(0.12)	$(0.79)	$10.48	7.14%	$27,896	—	%(d)	6.40%	39%
2024	10.55	0.66	0.06	0.72	(0.66)	(0.06)	(0.72)	10.55	7.15	28,057	—	(d)	6.40	27
2023(e)	10.00	0.49	0.49	0.98	(0.43)	—	(0.43)	10.55	9.93	27,503	—	(f)	6.22 (f)	15

(a)	Based on average shares outstanding.
(b)	Percentage is not annualized.
(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.
(d)	Value rounded to zero.
(e)	For the period November 1, 2022 (commencement of operations) through July 31, 2023.
(f)	Annualized.

Section 4 Financial Highlights	93

Nuveen High Yield Managed Accounts Portfolio

		Investment Operations			Less Distributions						Ratios/Supplemental Data
												Ratios of
														Net
												Ratios of		Investment
	Net Asset	Net	Net						Net Asset		Net	Expenses		Income (Loss)
	Value,	Investment	Realized/			From			Value,		Assets,	to Average		to Average	Portfolio
Year Ended	Beginning	Income (NII)	Unrealized		From	Net Realized			End of	Total	End of	Net		Net	Turnover
July 31:	of Period	(Loss)(a)	Gain (Loss)	Total	NII	Gains		Total	Period	Return(b)	Period (000)	Assets(c)		Assets(c)	Rate
2025	$10.41	$0.79	$0.06	$0.85	$(0.79)	$(0.22)		$(1.01)	$10.25	8.53%	$17,851	—	%(d)	7.63%	70%
2024	10.14	0.77	0.27	1.04	(0.77)	(—	)(d)	(0.77)	10.41	10.69	18,037	—	(d)	7.57	77
2023(e)	10.00	0.54	0.14	0.68	(0.54)	—		(0.54)	10.14	7.01	16,130	—	(f)	7.19 (f)	16

(a)	Based on average shares outstanding.
(b)	Percentage is not annualized.
(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.
(d)	Value rounded to zero.
(e)	For the period November 1, 2022 (commencement of operations) through July 31, 2023.
(f)	Annualized.

94	Section 4 Financial Highlights

Nuveen Preferred Securities and Income Managed Accounts Portfolio

		Investment Operations			Less Distributions					Ratios/Supplemental Data
											Ratios of
												Net
											Ratios of	Investment
	Net Asset	Net	Net					Net Asset		Net	Expenses	Income (Loss)
	Value,	Investment	Realized/			From		Value,		Assets,	to Average	to Average	Portfolio
Year Ended	Beginning	Income (NII)	Unrealized		From	Net Realized		End of	Total	End of	Net	Net	Turnover
July 31:	of Period	(Loss)(a)	Gain (Loss)	Total	NII	Gains	Total	Period	Return(b)	Period (000)	Assets(c)	Assets(c)	Rate
2025	$10.43	$0.70	$0.29	$0.99	$(0.71)	$(0.21)	$(0.92)	$10.50	9.90%	$18,013	0.01%	6.70%	44%
2024	9.84	0.69	0.62	1.31	(0.70)	(0.02)	(0.72)	10.43	13.85	17,799	— (d)	6.90	38
2023(e)	10.00	0.50	(0.15)	0.35	(0.51)	—	(0.51)	9.84	3.57	15,582	— (f)	6.76	(f) 10

(a)	Based on average shares outstanding.
(b)	Percentage is not annualized.
(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.
(d)	Value rounded to zero.
(e)	For the period November 1, 2022 (commencement of operations) through July 31, 2023.
(f)	Annualized.

Section 4 Financial Highlights	95

Nuveen Securitized Credit Managed Accounts Portfolio

		Investment Operations			Less Distributions					Ratios/Supplemental Data
										Ratios of
													Net
											Ratios of		Investment
	Net Asset	Net	Net					Net Asset		Net	Expenses		Income (Loss)
	Value,	Investment	Realized/			From		Value,		Assets,	to Average		to Average	Portfolio
Year Ended	Beginning	Income (NII)	Unrealized		From	Net Realized		End of	Total	End of,	Net		Net	Turnover
July 31:	of Period	(Loss)(a)	Gain (Loss)	Total	NII	Gains	Total	Period	Return(b)	Period (000)	Assets(c)		Assets(c)	Rate
2025	$10.48	$0.57	$(0.04)	$0.53	$(0.56)	$(0.06)	$(0.62)	$10.39	5.15%	$43,252	—	%(d)	5.52%	36%
2024	10.31	0.58	0.19	0.77	(0.57)	(0.03)	(0.60)	10.48	7.81	26,793	—	(d)	5.70	46
2023(e)	10.00	0.40	0.28	0.68	(0.37)	—	(0.37)	10.31	6.82	21,614	—	(f)	5.20 (f)	17

(a)	Based on average shares outstanding.
(b)	Percentage is not annualized.
(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.
(d)	Value rounded to zero.
(e)	For the period November 1, 2022 (commencement of operations) through July 31, 2023.
(f)	Annualized.

96	Section 4 Financial Highlights

Nuveen Ultra Short Municipal Managed Accounts Portfolio

		Investment Operations			Less Distributions					Ratios/Supplemental Data
										Ratios of
												Net
											Ratios of	Investment
	Net Asset	Net	Net					Net Asset		Ending	Expenses	Income (Loss)
	Value,	Investment	Realized/			From		Value,		Net	to Average	to Average	Portfolio
Year Ended	Beginning	Income (NII)	Unrealized		From	Net Realized		End of	Total	Assets,	Net	Net	Turnover
July 31:	of Period	(Loss)(a)	Gain (Loss)	Total	NII	Gains	Total	Period	Return(b)	(000)	Assets(c)	Assets(c)	Rate
2025	$10.00	$0.27	$—	$0.27	$(0.27)	$—	$(0.27)	$10.00	2.71%	$10,000	—%	2.67%	—%
2024(d)	10.00	0.14	—	0.14	(0.14)	—	(0.14)	10.00	1.39	10,000	—	(e) 3.28 (e)	—

(a)	Based on average shares outstanding.
(b)	Percentage is not annualized.
(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.
(d)	For the period February 29, 2024 (commencement of operations) through July 31, 2024.
(e)	Annualized.

Section 4 Financial Highlights	97

Nuveen Managed Accounts Portfolios Trust
Other Information for Portfolio Shareholders
Several additional sources of information are available to you, including the codes of ethics adopted by the Portfolios, Nuveen, LLC, Nuveen Fund Advisors and Nuveen Asset Management. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of each Portfolio included in this prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. In Form N-CSR, you will find the Portfolios’ annual and semi-annual financial statements.
The Portfolios' most recent statement of additional information, annual and semi-annual reports and certain other information such as financial statements are available, free of charge, by calling Nuveen Funds at (800) 257-8787 or through your financial advisor. Shareholders may call the toll free number above with any inquiries.
You may also obtain this and other Portfolio information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also request Portfolio information by sending an e-mail request to publicinfo@sec.gov. The SEC may charge a copying fee for this information.
Household Mailings
To lower costs and eliminate duplicate documents sent to your home, a Portfolio may mail only one copy of its prospectus supplements, annual and semi-annual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call your Portfolio toll-free at (800) 257-8787.

The Portfolios are series of Nuveen Managed Accounts Portfolios Trust, whose Investment Company Act file number is 811-22023.
Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
www.nuveen.com

MPR-MAP7-1125P

November 28, 2025

Municipal Total Return Managed Accounts Portfolio
Ticker Symbol: NMTRX

Nuveen Core Impact Bond Managed Accounts Portfolio
Ticker Symbol: NCIRX

Nuveen Emerging Markets Debt Managed Accounts Portfolio
Ticker Symbol: NEMDX

Nuveen High Yield Managed Accounts Portfolio
Ticker Symbol: NMYHX

Nuveen Preferred Securities and Income Managed Accounts Portfolio
Ticker Symbol: NISPX

Nuveen Securitized Credit Managed Accounts Portfolio
Ticker Symbol: NNSDX

Nuveen Ultra Short Municipal Managed Accounts Portfolio
Ticker Symbol: NUSMX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated November 28, 2025 for Municipal Total Return Managed Accounts Portfolio, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio, Nuveen Securitized Credit Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio (each, a “Portfolio,” and collectively, the “Portfolios”), each a series of Nuveen Managed Accounts Portfolios Trust. A Prospectus may be obtained without charge by written request to the applicable Portfolio, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140, or by calling (800) 257-8787.

The audited financial statements for each Portfolio’s most recent fiscal year appear in the Portfolio’s Form N-CSR dated July 31, 2025, which is incorporated herein by reference. Each Portfolio’s Prospectus, Annual Report and other information such as financial statements are available without charge by calling (800) 257-8787.

TABLE OF CONTENTS

GENERAL INFORMATION

The Portfolios are diversified series of Nuveen Managed Accounts Portfolios Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on November 14, 2006. The Trust is a series company under Rule 18f-2 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently has seven series. As a series of the Trust, each Portfolio represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Each Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts. The Portfolios’ investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Portfolios’ sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

Nuveen Fund Advisors and its affiliate, Teachers Advisors, LLC (“TAL”), are both wholly owned subsidiaries of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As a result of their common ownership by Nuveen, LLC and, ultimately, TIAA, Nuveen Fund Advisors and TAL are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of a Portfolio.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under “Investment Policies and Techniques” below, each Portfolio is subject to the investment restrictions set forth below.

Fundamental Investment Restriction and Policies

Municipal Total Return Managed Accounts Portfolio

The investment objective and certain investment policies of the Portfolio are described in the Prospectus for the Portfolio. The Portfolio, as a fundamental policy, may not, without the approval of the holders of a majority of the Portfolio’s outstanding voting shares:

(1) Borrow money, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(2) Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of securities and other instruments held in its portfolio.

(4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent the Portfolio from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

(5) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Portfolio from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(6) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(7) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(8) Make any investment inconsistent with the Portfolio’s classification as a diversified company under the 1940 Act.

Except with respect to the limitation set forth in number (1) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitations set forth in numbers (1) and (2) above, under the 1940 Act as currently in effect, the Portfolio is not permitted to issue senior securities, except that the Portfolio may borrow from any bank if immediately after such borrowing the value of the Portfolio’s total assets is at least 300% of the principal amount of all of the Portfolio’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Portfolio’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (1).

For purposes of applying the limitation set forth in number (6) above, there are no limitations with respect to unsecured loans made by the Portfolio to an unaffiliated party. However, if the Portfolio loans its portfolio securities, the obligation on the part of the Portfolio to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Portfolio may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued with respect to the limitation set forth in number (6).

For purposes of applying the limitation set forth in number (7) above, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that non-governmental user. To the extent the Portfolio invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (7) above, to the extent the Portfolio has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Portfolio’s assets that may be invested in securities insured by any single insurer.

For purposes of applying the limitations set forth in numbers (7) and (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

With respect to the limitation in number (8) above, the Portfolio is currently classified as a diversified fund under the 1940 Act. This means that the Portfolio may not purchase securities of an issuer (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) repurchase agreements fully collateralized by U.S. government securities, or (iii) securities issued by other investment companies) if, with respect to 75% of its total assets, (i) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of total assets, the Portfolio can invest more than 5% of its assets in one issuer.

The Portfolio has adopted a fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Portfolio, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. As permitted by Rule 35d-1, the Portfolio will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy.

The foregoing fundamental investment policies, together with the investment objectives of the Portfolio, cannot be changed without approval by holders of a “majority of the Portfolio’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the Portfolio’s shares are present or represented by proxy, or (ii) more than 50% of the Portfolio’s shares, whichever is less.

Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio, Nuveen Securitized Credit Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio

The investment objectives and certain investment policies of each Portfolio are described in the Prospectus for the Portfolios. Each Portfolio, as a fundamental policy, may not, without the approval of the holders of a majority of the Portfolio’s outstanding voting shares:

(1) Concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act, except that Nuveen Preferred Securities and Income Managed Accounts Portfolio shall concentrate in securities issued by financial services companies.

(2) Borrow money, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(4) Act as an underwriter of another issuer’s securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

(5) Make loans, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(6) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Portfolio from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent the Portfolio from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

(8) Make any investment inconsistent with the Portfolio’s classification as a diversified company under the 1940 Act.

Except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

With respect to the limitation in number (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The Securities and Exchange Commission (“SEC”) staff has taken the position that investment of 25% or more of a fund’s net assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change. The limitation in number (1) will be interpreted to refer to concentration as that term may be interpreted from time to time. For purposes of this limitation, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that nongovernmental user. To the extent a Portfolio invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (1) above, to the extent the Portfolio has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Portfolio’s assets that may be invested in securities insured by any single insurer.

For purposes of applying the limitations set forth in numbers (1) and (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

For purposes of applying the limitations set forth in numbers (2) and (3) above, under the 1940 Act as currently in effect, a Portfolio is not permitted to issue senior securities, except that a Portfolio may borrow from any bank if immediately after such borrowing the value of the Portfolio’s total assets is at least 300% of the principal amount of all of the Portfolio’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Portfolio’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitation set forth in number (5) above, there are no limitations with respect to unsecured loans made by a Portfolio to an unaffiliated party. However, if a Portfolio loans its portfolio securities, the obligation on the part of the Portfolio to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), a Portfolio may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

With respect to the limitation in number (8) above, each Portfolio is currently classified as a diversified fund under the 1940 Act. This means that a Portfolio may not purchase securities of an issuer (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) repurchase agreements fully collateralized by U.S. government securities, or (iii) securities issued by other investment companies) if, with respect to 75% of its total assets, (i) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of total assets, the Portfolio can invest more than 5% of its assets in one issuer.

Nuveen Ultra Short Municipal Managed Accounts Portfolio has adopted a fundamental Name Policy whereby the Portfolio, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from regular federal personal income tax. As permitted by Rule 35d-1, the Portfolio will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy.

The foregoing fundamental investment policies cannot be changed without approval by holders of a “majority of the Portfolio’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of a Portfolio’s shares present at a meeting, if the holders of more than 50% of the Portfolio’s shares are present or represented by proxy, or (ii) more than 50% of a Portfolio’s shares, whichever is less.

Non-Fundamental Investment Restrictions and Policies

All Portfolios

In addition to the foregoing fundamental investment policies, each Portfolio is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees.

A Portfolio may not:

(1) Acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments.

(2) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(3) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps.”

For purposes of number (1) above, each Portfolio will monitor portfolio liquidity on an ongoing basis and, in the event that more than 15% of a Portfolio’s net assets are invested in illiquid investments, the Portfolio will reduce such holdings to at or below the 15% limit within a reasonable period of time. The term “illiquid investments” has the same meaning as given in Rule 22e-4 under the 1940 Act and associated guidance.

Each of Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio have adopted a non-fundamental Name Policy. Nuveen Core Impact Bond Managed Accounts Portfolio, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds. Nuveen Emerging Markets Debt Managed Accounts Portfolio, under normal circumstances, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in fixed-income securities of emerging markets issuers. Nuveen High Yield Managed Accounts Portfolio, under normal circumstances, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in fixed-income securities rated lower than investment grade or unrated securities of comparable quality as determined by the Portfolio’s sub-adviser. Nuveen Preferred Securities and Income Managed Accounts Portfolio, under normal circumstances, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities or other income producing securities. Nuveen Securitized Credit Managed Accounts Portfolio, under normal circumstances, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securitized credit investments. As a result, each Portfolio must provide shareholders with a notice meeting the requirements of Rule 35d-1(c) at least 60 days prior to any change of its Name Policy. As permitted by Rule 35d-1, the Portfolios will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Portfolios’ investment objectives, principal investment strategies, policies and techniques that appears in the Prospectus for the Portfolios. Additional information concerning principal investment strategies of the Portfolios, and other investment strategies that may be used by the Portfolios, is set forth below in alphabetical order.

In executing the Portfolios’ investment strategies, portfolio management teams may consider in their discretion certain environmental, social, governance, climate, sustainability and other related factors to the extent any of these factors are deemed financially relevant from an investment perspective. Whether and the degree to which any of these factors are considered largely depends on the particular portfolio management team, strategy, asset classes, securities, and other factors, which could vary.

If a percentage limitation on investments by a Portfolio stated in this SAI or its Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. To the extent a Portfolio is limited to investing in securities with specified ratings or of a certain credit quality, the Portfolio is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but may consider doing so. In connection with a Portfolio’s ratings restrictions, any reference in this SAI or the Prospectus to a specific rating encompasses all gradations of that rating (e.g., if this SAI or the Prospectus states that a Portfolio may invest in securities rated as low as B, the Portfolio may invest in securities rated B-). Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A. The descriptions in Appendix A are provided for illustrative purposes only. A Portfolio may consider ratings given by Standard & Poor’s, Fitch, Moody’s or any other Nationally Recognized Statistical Rating Organization (“NRSRO”) or, for unrated securities, ratings assigned by the Sub-Adviser, when determining whether it is in compliance with the ratings and credit quality limitations on investments by the Portfolio stated in this SAI or the Prospectus.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Portfolios.

Asset-Backed Securities

Nuveen Core Impact Bond Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in asset-backed securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Event-Linked Bonds

Nuveen Core Impact Bond Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may purchase event-linked bonds or “catastrophe bonds.” Event-linked bonds are asset-backed securities generally issued by special purpose vehicles organized by insurance companies, with interest payments tied to the insurance losses of casualty insurance contracts. Large insurance losses, such as those caused by a trigger event, such as a hurricane, earthquake or other physical or weather-related phenomenon, will reduce the interest payments and, accordingly, a Portfolio may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Small losses will lead to above-market interest payments. Generally, event-linked bonds are issued as Rule 144A securities (i.e., securities which are not registered under the Securities Act of 1933, as amended (the “Securities Act”), but which can be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, liability under the terms of the bond is limited to the principal and accrued interest of the bond. If no trigger event occurs, a Portfolio will recover its principal plus interest. Often, event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, liquidity risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Borrowing

Joint Credit Agreement

The Portfolios, along with certain other funds managed by the Adviser (“Participating Funds”), are parties to a 364-day, approximately $2.7 billion credit agreement with a group of lenders (the “Credit Agreement”), which expires in June 2026, unless extended or renewed. The Portfolio may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful temporary purposes. Borrowing results in interest expense and being a Participating Fund results in other fees and expenses, which may increase the Portfolio’s net expenses and reduce the Portfolio’s return. In addition, borrowing by the Portfolio may create leverage by increasing the Portfolio’s investment exposure. This will result in any changes in the Portfolio’s net asset value, either positive or negative, being greater than they would have been if the Portfolio had not borrowed. Participating Funds have been allocated different first priority portions of the committed amount of the credit facility based primarily on the expected likelihood and extent of the need to borrow under the Credit Agreement. Administration, legal, arrangement, upfront and undrawn fees under the Credit Agreement are allocated among Participating Funds based upon these first priority portions of the aggregate commitment available to them and other factors deemed relevant by the Adviser and the Board of each Participating Fund, while fees on any amounts drawn by a Participating Fund under the Credit Agreement are borne by that Participating Fund.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen Funds to participate in an inter-fund lending facility whereby the Nuveen Funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen Funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no Nuveen Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no Nuveen Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Nuveen Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Nuveen Fund has a secured borrowing outstanding from any other lender, including but not limited to another Nuveen Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a Nuveen Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Nuveen Fund may borrow through the inter-fund loan on a secured basis only; (4) no Nuveen Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a Nuveen Fund’s inter-fund loans to any one Nuveen Fund shall not exceed 5% of the lending Nuveen Fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending Nuveen Fund and may be repaid on any day by a borrowing Nuveen Fund. In addition, a Nuveen Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Nuveen Fund’s investment objective(s) and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Portfolio borrows money from another Nuveen Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Portfolio may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another Nuveen Fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Cash Equivalents and Short-Term Investments

Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may hold assets in cash or cash equivalents, money market funds and short-term taxable fixed income securities in such proportions as warranted by prevailing market conditions and each Portfolio’s principal investment strategies. For temporary defensive purposes or during periods of high cash inflows or outflows, the Portfolios may invest up to 100% of their net assets in such holdings. During such periods, a Portfolio may not be able to achieve its investment objective. The Portfolios may only invest in short-term taxable fixed income securities with a maturity of one year or less and whose issuers have a long-term rating of at least A- or higher by Standard & Poor’s, A3 or higher by Moody’s or A- or higher by Fitch. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) U.S. Government Securities. Each Portfolio may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, a Portfolio may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

(2) Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Portfolio’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Portfolio may not be fully insured. A Portfolio may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) Bankers’ Acceptances. Each Portfolio may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Repurchase Agreements. Each Portfolio may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time a Portfolio purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Portfolio during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Portfolio to invest temporarily available cash. A Portfolio may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Portfolio may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Portfolio is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Portfolio is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Portfolio could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Portfolio. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Portfolio to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Bank Time Deposits. Each Portfolio may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial Paper. Each Portfolio may invest in commercial paper, which are short-term unsecured promissory notes issued by corporations to finance their current operations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. A Portfolio may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor’s, Fitch or Moody’s, or which have been assigned an equivalent rating by another NRSRO. A Portfolio also may invest in commercial paper that is not rated but that is determined by the Sub-Adviser to be of comparable quality to instruments that are so rated.

Corporate Debt Securities

Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in corporate debt securities. The broad category of corporate debt securities includes debt issued by companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Portfolio could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it’s due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Additionally, corporate debt securities may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Corporate debt securities and certain other assets held by the Portfolio may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Portfolio’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Portfolio’s investments may not keep pace with inflation, which would generally adversely affect the real value of shareholders’ investment in the Portfolio. This risk is greater for fixed-income instruments with longer maturities. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Portfolio’s assets.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” each Portfolio may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Portfolios may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as part of a hedging strategy (that is, for the purpose of reducing risk to the Portfolio), to manage the effective duration of a Portfolio’s portfolio, or for other purposes related to the management of the Portfolios. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Portfolio’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. Under Rule 18f-4 under the 1940 Act, a registered investment company’s derivatives exposure, which includes short positions and certain when-issued and delayed-delivery transactions for this purpose, is limited through a value-at-risk test and Rule 18f-4 requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) are not subject to the full requirements of Rule 18f-4. In connection with adopting Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. In addition, under Rule 18f-4, a Portfolio is permitted to invest in when-issued securities, and the transaction will be deemed not to involve a senior security, provided that (i) the Portfolio intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Portfolio may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Portfolio treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Rule 18f-4 could limit a Portfolio’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Portfolio. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Portfolio. In addition, a Portfolio’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Portfolios can use are described below. A Portfolio’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Portfolio will succeed. The Portfolios may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Portfolio’s investment objective and are permissible under applicable regulations governing the Portfolio.

Options Transactions

Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, bond indices, and/or foreign currencies. In addition, the Portfolios may write put and call options on such financial instruments.

Options on Securities. The Portfolios may purchase put and call options on securities. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

The Portfolios may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Portfolio may purchase call options to protect against an increase in the price of securities that the Portfolio anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. The Portfolios may purchase put and call options on interest rates and on bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies. The Portfolios may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Portfolio against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Portfolio was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Portfolio’s gain would be offset in part by the premium paid for the option. Similarly, if the Portfolio entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Portfolio would not need to exercise its call if the currency instead depreciated in value. In such a case, the Portfolio could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Writing Options. The Portfolios may write (sell) put and call options. These transactions would be undertaken principally to produce additional income. A Portfolio receives a premium from writing options which it retains whether or not the option is exercised. The Portfolios may write straddles consisting of a combination of a call and a put written on the same underlying instrument.

Expiration or Exercise of Options. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Portfolio desires.

The Portfolios may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Futures

The Portfolios may engage in futures transactions. The Portfolios may buy and sell futures contracts that relate to (1) interest rates, (2) debt securities, (3) bond indices and (4) for Portfolios except Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio, foreign currencies. The Portfolios may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Portfolio on the cash at an agreed-upon rate. A Portfolio will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Portfolio as unrealized gains or losses. At any time prior to expiration of the futures contract, a Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Portfolio. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

The Portfolios may purchase or write put and call options on futures contracts and write straddles, which consist of a call and put option on the same futures contract. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

A Portfolio may use options on futures contracts in connection with hedging strategies. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of a written call option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Portfolio will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Portfolio that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities a Portfolio intends to acquire.

As with investments in futures contracts, a Portfolio is required to deposit and maintain margin with respect to put and call options on futures contracts written by it.

Forward Currency Contracts and other Foreign Currency Transactions

Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, a Portfolio is subject to the credit and performance risk of the counterparties to such contracts.

The following, among others, are types of currency management strategies involving forward contracts that may be used by a Portfolio. A Portfolio also may use currency futures contracts and options thereon, put and call options on foreign currencies and currency swaps for the same purposes.

Transaction Hedges. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Portfolio might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Portfolio could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect a Portfolio against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by a Portfolio in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Sub-Adviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. The Portfolios could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When a Portfolio believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio’s portfolio securities denominated in that foreign currency. When a Portfolio believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Portfolio could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Portfolio’s portfolio managers believe that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure. The Portfolios may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Swap Transactions

The Portfolios may enter into interest rate, currency (not Municipal Total Return Managed Accounts Portfolio or Nuveen Ultra Short Municipal Managed Accounts Portfolio), total return and credit default swap agreements, along with other swap agreements for any purpose consistent with a Portfolio’s investment objective(s). The Portfolios may also enter into options on the foregoing types of swap agreements (“swap options”).

A Portfolio may enter into swap transactions for any purpose consistent with its investment objective and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain securities, reference rates, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Portfolio’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Portfolio).

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Portfolio could lose money by investing in an interest rate swap if interest rates change adversely.

Municipal Market Data Rate Locks. Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may purchase and sell municipal market data rate locks (“MMD Rate Locks”). An MMD Rate Lock permits a Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, a Portfolio can create a synthetic long or short position, allowing the Portfolio to select what the manager believes is an attractive part of the yield curve. A Portfolio will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Portfolio’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). An MMD Rate Lock is a contract between a Portfolio and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Portfolio buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by a Portfolio, which would cause the Portfolio to make payments to its counterparty in the transaction that could adversely affect the Portfolio’s performance.

Currency Swaps. Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may enter into currency swap agreements. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.

Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in non-U.S. exchange rates and changes in interest rates may negatively affect currency swaps.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Portfolio might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Portfolio may enter into credit default swap agreements either as a buyer or a seller. A Portfolio may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Portfolio may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, a Portfolio will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Portfolio. Thus, the cost to the Portfolio would be the premium paid with respect to the agreement. If a credit event occurs, however, the Portfolio may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Portfolio bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Portfolio is a seller of protection in a credit default swap and no credit event occurs, the Portfolio would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Portfolio would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Portfolio effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. Thus, the Portfolio bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. A Portfolio may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Portfolio generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Portfolio would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Portfolio effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. A Portfolio may only close out a swap or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Portfolio may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Portfolio will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Portfolio will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Interest Rate Caps, Collars and Floors

The Portfolios may enter into interest rate caps, floors and collars. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar involves selling a cap and purchasing a floor or vice versa to protect a Portfolio against interest rate movements exceeding given minimum or maximum levels.

Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps

Each Portfolio will limit its direct investments in CFTC-regulated futures, options on futures and swaps (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Portfolio under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Portfolio will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to each Portfolio, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which each Portfolio may invest in CFTC Derivatives. See “Tax Matters—Qualification as a Regulated Investment Company.”

Federal Income Tax Treatment of Futures Contracts and Options

Each Portfolio’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”), that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Portfolio and may defer Portfolio losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Portfolio to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee and there is less regulation or supervision of transactions. In all transactions, a Portfolio will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into derivatives transactions only with counterparties that its portfolio managers reasonably believe are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Portfolio might maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Portfolio is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair a Portfolio’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. A Portfolio’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Portfolio. A Portfolio must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives” above.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7) Leverage Risk. Leverage risk is the risk that a Portfolio may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. The use of leverage may also cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8) Regulatory Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required the SEC, the CFTC, and other federal financial regulators to develop an expanded regulatory framework for derivatives. Certain of the implementing regulations have not yet been finalized. Thus, the ultimate impact of the rulemakings is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or Nuveen Asset Management’s or a Portfolio’s ability to use derivatives in pursuit of its investment objectives, and may adversely affect the performance of some derivative instruments used. Moreover, governmental authorities outside of the U.S. have passed, proposed or may propose in the future legislation similar to the Dodd-Frank Act, which could increase the costs of participating in, or otherwise adversely impact the liquidity of, the swaps markets. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Portfolios may invest, is not yet certain.

Dollar Rolls

Nuveen Core Impact Bond Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase (the “roll period”), a Portfolio forgoes principal and interest paid on the mortgage-backed securities. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of a Portfolio will be less than what the performance would have been without the use of the mortgage dollar roll.

Illiquid Investments

Each Portfolio may invest in illiquid investments (i.e., investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws) and repurchase agreements with maturities in excess of seven days. However, a Portfolio will not acquire illiquid investments if, as a result, such securities would comprise more than 15% of the value of the Portfolio’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Investment Companies and Other Pooled Investment Vehicles

Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio, Nuveen Securitized Credit Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may invest in other investment companies, such as open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act, that invest primarily in Portfolio-eligible investments. Under the 1940 Act, a Portfolio’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of a Portfolio’s total assets with respect to any one investment company; and 10% of a Portfolio’s total assets in the aggregate. A Portfolio’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

ETFs in which a Portfolio may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Portfolio’s shares could also be substantially and adversely affected.

The Portfolios may also invest in pooled investment vehicles other than registered investment companies. A Portfolio will only invest in other pooled investment vehicles that invest primarily in Portfolio-eligible investments.

If a Portfolio invests in other investment companies or pooled investment vehicles, Portfolio shareholders will bear not only their proportionate share of the Portfolio’s expenses, but also, indirectly, the similar expenses of the underlying investment companies or pooled investment vehicles. Shareholders would also be exposed to the risks associated not only with a Portfolio, but also with the portfolio investments of the underlying investment companies or pooled investment vehicles. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to a Portfolio and its shareholders.

Lending of Portfolio Securities

In order to generate additional income, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities, however the Portfolios bear the risk that the securities lending agent may default on its contractual obligations to the Portfolios. The Portfolios also bear the market risk with respect to the investment of the cash collateral used to secure the loan. A Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investments to meet its obligations to the borrower. The Portfolios will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Portfolios will receive cash collateral equal to not less than 100% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Portfolio. During the time portfolio securities are on loan, the borrower pays the lending Portfolio any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Portfolio or the borrower. While a Portfolio does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When a Portfolio lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Portfolio will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Portfolio held the securities. See “Taxation.”

Loans

Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio and Nuveen High Yield Managed Accounts Portfolio may invest in fixed and floating rate loans (“Loans”). Loans may include senior loans (“Senior Loans”) and secured and unsecured junior loans, including subordinated loans, second lien or more junior loans and bridge loans (“Junior Loans”). Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). The Portfolios may invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

A Portfolio has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Portfolio will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of the Portfolio to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Portfolios could receive a portion of the borrower’s collateral. If the Portfolios receive collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Portfolios’ portfolios.

In the process of buying, selling and holding Loans, the Portfolios may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Portfolio buys or sells a Loan it may pay a fee. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information Concerning Senior Loans

Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information Concerning Junior Loans

Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Lien Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans that are bridge loans or bridge facilities (“Bridge Loans”) are short-term loan arrangements (e.g., 12 to 18 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans may be subordinate to other debt and may be secured or undersecured.

Additional Information Concerning Unfunded Commitments

Unfunded commitments are contractual obligations pursuant to which a Portfolio agrees to invest in a Loan at a future date. Typically, the Portfolio receives a commitment fee for entering into the Unfunded Commitment.

Additional Information Concerning Synthetic Letters of Credit

Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Portfolio invests in a synthetic letter of credit, the Portfolio is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Portfolio acquiring direct rights against the Obligor.

Limitations on Investments in Loan Assignments and Participations

If a government entity is a borrower on a Loan, the Portfolios will consider the government to be the issuer of an Assignment or Participation for purposes of each Portfolio’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loans

Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. A Portfolio may incur additional credit risk when it acquires a participation in a Loan from another lender because the Portfolio must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.

High Yield Securities Risk. The Loans that the Portfolios invest in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Non-Investment Grade Debt Securities (Junk Bonds).” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Although the Portfolios limit their investments in illiquid investments to no more than 15% of a Portfolio’s net assets, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market, which may make it difficult to value them. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in an orderly and timely fashion or at a favorable price could result in losses to a Portfolio.

Collateral, Subordination and Litigation Risk. With respect to Loans that are secured, the Portfolios are subject to the risk that collateral securing the Loan will decline in value or have no value or that a Portfolio’s lien is or will become junior in payment to other liens. A decline in value, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to be undercollateralized or unsecured. There may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan.

If an Obligor becomes involved in bankruptcy proceedings, a court may invalidate the Loan or a Portfolio’s security interest in loan collateral or subordinate a Portfolio’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Portfolio performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to the Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Portfolio’s security interest in Loan collateral. If a Portfolio’s security interest in Loan collateral is invalidated or the Senior Loan is subordinated to other debt of an Obligor in bankruptcy or other proceedings, a Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or a Portfolio could have to refund interest.

Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Portfolio and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Portfolio and the Obligor may become insolvent or enter FDIC receivership or bankruptcy. A Portfolio might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between a Portfolio and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by a Portfolio.

Inventory Risk. Affiliates of the Adviser or Sub-Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s or Sub-Adviser’s affiliates in the Loan market may restrict a Portfolio’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Portfolio generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser or Sub-Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

Mortgage-Backed Securities

Municipal Total Return Managed Accounts Portfolio, Nuveen Core Impact Bond Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in mortgage-backed securities. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities and adjustable rate mortgage securities, as defined and described below.

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Residential mortgage-backed securities (“RMBS”) are backed by a pool of mortgages on residential property while commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

The FHFA and U.S. Presidential administration have made public statements regarding plans to consider ending the conservatorships. Under a letter agreement between the FHFA (in its role as conservator) and the U.S. Treasury, the FHFA is prohibited from removing its conservatorship of each enterprise until litigation regarding the conservatorship has ended and each enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the enterprises under this letter agreement. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the Enterprise Regulatory Capital Framework (“ERCF”), FHLMC and FNMA have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for FHLMC and FNMA. In the event that FHLMC or FNMA are taken out of conservatorship, it is unclear how their respective capital structure would be constructed and what impact, if any, there would be on FHLMC’s or FNMA’s creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires FHLMC and FNMA, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements, and prescribed buffer amounts. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FHLMC and FNMA and the value of their securities and the securities which they guarantee.

Privately Issued Mortgage-Backed Securities. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. Any investments a Portfolio makes in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are generally less liquid than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Portfolio will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Adjustable Rate Mortgage Securities. The Portfolios may invest in Adjustable Rate Mortgage Securities (“ARMS”). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Moreover, rising interest rates may lead to borrowers on mortgages underlying ARMS not being able to afford the corresponding higher payments, which could negatively impact the credit and prices of non-agency ARMS.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

Risks of Investing in Mortgage-Backed Securities. Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The risks to which CMBS are subject differ somewhat from the risks to which RMBS are subject. CMBS are typically backed by a much smaller number of mortgages than RMBS are, so problems with one or a small number of mortgages backing a CMBS can have a large impact on its value. As CMBS have a less diversified pool of loans backing them, they are much more susceptible to property-specific risk. The values of CMBS are also more sensitive to macroeconomic trends. For example, when the economy slows rents generally decrease and vacancies generally increase for commercial real estate. Similarly, as many CMBS have a large exposure to retail properties, events that negatively impact the retail industry can also negatively impact the value of CMBS.

Municipal Bonds and Other Municipal Obligations

Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio invest principally in tax-exempt municipal bonds and other municipal obligations. Nuveen Core Impact Bond Managed Accounts Portfolio and Nuveen Preferred Securities and Income Managed Accounts Portfolio may invest in taxable and tax-exempt municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works.

General obligation bonds are backed by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount. For a limited obligation or revenue bond, the only security is typically the net revenue derived from payments by a particular facility or class of facilities financed by the proceeds of the bonds or, in some cases, from the proceeds of a special tax or other special revenues. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer’s obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution. The credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue. Revenue bonds do not generally constitute the pledge of the credit of the issuer of such bonds and are generally not secured by the taxing power of the municipality. Revenue bonds are included in the term municipal obligations if the interest paid thereon is exempt from federal income tax. Revenue bonds may include, but are not limited to, pollution control, health care, housing, education-related and industrial development bonds.

Generally, the creditworthiness of a local municipal obligation is unrelated to that of the municipal obligations of the state itself if the state has no responsibility to guarantee or otherwise make payments on those local municipal obligations.

Generally, interest received on municipal obligations is exempt from federal income tax. The tax-exempt nature of the interest on a municipal obligation is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. Tax opinions are generally provided at the time the municipal security is initially issued and neither a Portfolio or its portfolio managers will independently review the bases for those tax opinions or guarantee that the tax opinions are correct. There is no assurance that the Internal Revenue Service will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal obligations will continue to be tax exempt for the life of the municipal obligation. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal obligation. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal obligation could become federally taxable, possibly retroactively to the date the municipal obligation was issued, and an investor may need to file an amended income tax return.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which a Portfolio invests. In addition, issuers of municipal obligations may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Bonds

The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Portfolios may invest.

Refunded Bonds

The Portfolios may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation

The Portfolios also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds. Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt.

Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In evaluating securities for purchase, a Portfolio will take into account the incentive of the issuer to appropriate under the lease, among other factors. Some lease obligations may be illiquid under certain circumstances. Although non-appropriation lease obligations are secured by the leased equipment or facilities, disposition of the property in the event of foreclosure might prove difficult and time consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Portfolio of the full principal amount represented by an obligation.

In light of these concerns, the Portfolios have adopted and follow procedures for determining whether any municipal lease obligations purchased by the Portfolios are liquid and for monitoring the liquidity of municipal lease securities held in a Portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Sub-Adviser may deem relevant. As set forth in “Investment Restrictions” above, each Portfolio is subject to limitations on the percentage of illiquid investments it can hold.

Derivative Municipal Securities

The Portfolios may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under “Inverse Floating Rate Municipal Securities.”

Variable Rate Demand Notes (“VRDNs”) and Variable Rate Demand Obligations (“VRDOs”)

VRDNs and VRDOs are long-term municipal obligations that have variable or floating interest rates and provide a Portfolio with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs and VRDOs allow a Portfolio to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Portfolio to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Securities

Municipal Total Return Managed Account Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a Portfolio’s investment in inverse floaters likely would adversely affect the Portfolio’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities.

Non-Investment Grade Debt Securities (Junk Bonds)

The Portfolios may invest in non-investment grade debt securities. Non-investment grade debt securities are medium- to low-quality debt obligations. Debt obligations rated below investment grade (BB/Ba or lower) are commonly known as “high yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

(1) Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, a Portfolio may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Portfolio’s net asset value.

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Portfolio’s net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of certain junk bond securities, a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Portfolio’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with lower yielding securities, which could result in a lower return for the Portfolio.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by the Sub-Adviser than investments in investment grade debt securities. The Sub-Adviser employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. The Sub-Adviser continually monitors the Portfolios’ investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. A Portfolio may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Municipal Total Return Managed Accounts Portfolio may invest up to 5% of its net assets in defaulted municipal obligations. Municipal obligations in the lowest rating categories may be in default and are generally regarded as having poor prospects of attaining any real investment standing. A default or expected default in a municipal obligation owned by the Portfolio could result in a significant decline in the value of that municipal obligation. Any investment in distressed or defaulted securities subjects the Portfolio to even greater credit risk than investments in other below-investment grade securities. The Portfolio generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. Defaulted bonds may be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer may not make any interest or other payments. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a defaulted bond, the Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted bonds and any securities received in exchange for defaulted bonds may be subject to restrictions on resale.

Non-U.S. Securities

Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may invest in securities issued by non-U.S. companies. Nuveen Preferred Securities and Income Managed Accounts Portfolio may only invest in U.S. dollar-denominated securities issued by non-U.S. companies. Investments in securities of non-U.S. companies involve risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and such issuers may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

The Portfolios may also invest in non-U.S. securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing indirect ownership interests in the securities of non-U.S. companies, including New York Shares. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. companies, such as changes in non-U.S. currency exchange rates. However, by investing in ADRs rather than directly in non-U.S. companies’ stock, the Portfolios avoid currency risks during the settlement period.

Other types of depositary receipts include American Depositary Shares (“ADSs”), Global Depositary Certificates (“GDCs”) and International Depositary Receipts (“IDRs”). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer’s home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Portfolio holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security. Whether a sponsored or unsponsored facility, there is no assurance that either would pass through to the holders of the receipts voting rights with respect to the deposited securities.

In considering whether to invest in the securities of a non-U.S. company, the portfolio managers consider such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets in the United States and other countries. The portfolio managers also consider factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Nuveen Core Impact Bond Managed Accounts Portfolio and Nuveen Emerging Markets Debt Managed Accounts Portfolio may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities. The Portfolio also may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the “World Bank”), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, the Portfolios may purchase debt obligations of non-U.S. corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. companies), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the country) of the issuer).

Securities transactions conducted outside the United States may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the United States, (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Emerging Markets Risk

The Portfolios may invest in securities issued by companies located in emerging markets. Emerging market countries are generally in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. They generally do not have the level of market efficiency and strict standards in accounting, auditing, financial reporting, recordkeeping and securities regulation, which could render financial information and related audits to be unreliable and unverifiable and affect a Portfolio’s ability to evaluate potential portfolio companies to be on par with advanced economies, but emerging markets will typically have a physical financial infrastructure, including banks, a stock exchange and a unified currency. Investments in emerging markets come with much greater risk due to political instability, armed conflicts, domestic infrastructure problems, currency volatility and limited investment opportunities (many large companies may still be “state-run” or private). Also, local securities exchanges may not offer liquid markets for outside investors. Additionally, the degree of cooperation between issuers in emerging market countries with foreign and U.S. financial regulators may vary significantly. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is highly uncertain. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Portfolio from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Portfolio’s liquidity and performance. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Currency Risk

By investing in non-U.S. securities, the Portfolios will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the non-U.S. currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a non-U.S. currency, a Portfolio’s investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a non-U.S. currency, a Portfolio’s investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation and other economic and political conditions. Although a Portfolio values its assets daily in U.S. dollars, the Portfolio may not convert its holdings of non-U.S. currencies to U.S. dollars on a daily basis. A Portfolio may incur conversion costs when it converts its holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which a Portfolio buys and sells currencies. A Portfolio may engage in non-U.S. currency exchange transactions in connection with its portfolio investments. A Portfolio conducts its non-U.S. currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the non-U.S. currency exchange market or through forward contracts to purchase or sell non-U.S. contracts. A Portfolio may also be subject to currency risk through investments in ADRs and other non-U.S. securities denominated in U.S. dollars.

Additional Market Disruption Risk

In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and other western nations, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. In particular, U.S. sanctions prohibit any “new investment” in Russia which is defined to include any new purchases of Russian securities. U.S. persons also are required to freeze securities issued by certain Russian entities identified on the List of Specially Designated Nationals, which includes several large publicly traded Russian banks and other companies. Russia has issued various countermeasures that affect the ability of non-Russian persons to trade in Russian securities which may prohibit a Portfolio from selling or transacting in these securities and potentially impact the Portfolio’s liquidity. Additional sanctions may be imposed in the future. Such sanctions may adversely impact, among other things, the Russian economy and various sectors of the global economy, including but not limited to, the financials, energy, metals and mining, engineering and defense sectors. The sanctions and any related boycotts, tariffs, and financial restrictions imposed on Russia’s government, companies and certain individuals may cause a decline in the value and liquidity of Russian securities; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on a Portfolio’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies around the world, which may negatively impact such countries and the companies in which a Portfolio invests.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on Portfolio performance and the value of an investment in a Portfolio, particularly with respect to Russian exposure.

Payment-In-Kind Debentures and Delayed Interest Securities

Municipal Total Return Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by a Portfolio at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Preferred Securities

Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio and Nuveen Preferred Securities and Income Managed Accounts Portfolio may invest in preferred securities with different distribution structures. The various coupon structures may be broadly characterized as follows:

• Fixed Rate Preferred Securities are preferred securities that pay a fixed rate of interest throughout the life of the security and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed-rate securities tends to fall when interest rates rise (and vice versa).

• Fixed-to-Fixed Preferred Securities are preferred securities that have a distribution rate of payment that is fixed for a certain period (typically five or ten years when first issued) and such period is usually aligned with the first call date. After the defined period expires, the fixed distribution rate then resets to another fixed distribution rate, according to a specified formula, and typically resets with the same longer-term frequency for the remaining life of the security (typically five or ten years).

• Fixed-to-Floating Preferred Securities are preferred securities that have a distribution rate of payment that is fixed for a certain period (typically five or ten years when first issued) and such period is usually aligned with the first call date. After this period, distribution rates vary for the remaining life of the security, periodically adjusting according to a specified formula, usually with reference to some interest rate index or market interest rate. The value of fixed-to-floating preferred securities may fluctuate less in response to market interest rate movements than the value of preferred securities with a fixed interest rate, because the interest rate paid by fixed-to-floating preferred securities is variable.

• Floating-Rate Preferred Securities are preferred securities that offer a distribution rate of payment that resets periodically (commonly every 90 days) to an increment over some predetermined interest rate index or benchmark rate. Some commonly used indices include the 3-month U.S. Treasury bill rate, the 180-day U.S. Treasury bill, or the one-month or three-month London Interbank Offered Rate (“LIBOR”) (which was phased out), a replacement rate for LIBOR such as the Secured Overnight Financing Rate (“SOFR”) or another rate based on the SOFR, the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. The value of floating-rate preferred securities may fluctuate less in response to market interest rate movements than the value of preferred securities with a fixed interest rate. Any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Portfolio that holds such instrument. At this time, it is not possible to predict the effect of the establishment of replacement rates.

As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. Although issuers of cumulative preferred securities generally can defer distributions for a specified period of time, no redemption can typically take place unless all cumulative payment obligations have been met. Issuers may, however, be able to engage in open-market repurchases without regard to any cumulative dividends payable. For non-cumulative preferred securities, the issuer does not have any obligation with respect to skipped payments.

Preferred securities may be issued with either a final maturity date, or as a perpetual structure. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer.

Restricted Securities

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may also purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities even though such securities are not registered under the Securities Act. The liquidity of these securities is monitored based on a variety of factors.

Short-Term Investments

The Prospectus discusses briefly the ability of Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds (“short-term investments”). The Portfolios will invest only in taxable short-term investments that are either (i) U.S. government securities, (ii) rated within the highest grade by Moody’s, Standard & Poor’s or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest or (iii) taxable money market funds. See Appendix A for more information about ratings by Moody’s, Standard & Poor’s, and Fitch.

Tax-Exempt Short-Term Investments

The federally tax-exempt short-term investments each Portfolio may invest in include, but are not limited to, the following:

BANs are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

TANs are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

RANs are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and a Portfolio may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. A Portfolio will bear its proportionate share of the money market fund’s fees and expenses.

Taxable Short-Term Investments

Each Portfolio may also invest in the following taxable short-term investments. Interest on each such instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Taxable short-term investments each Portfolio may invest in include but are not limited to:

Certificates of Deposit (CDs)—A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Each Portfolio will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds—These funds pay interest income that is taxable on the federal and state levels. A Portfolio will bear its proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

—Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

—Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

—Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities—Certain federal agencies have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the U.S. government itself will pay interest and principal on securities as to which it is not legally so obligated.

Other Corporate Obligations—Each Portfolio may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements—Each Portfolio may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Portfolio may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Portfolio’s Board of Trustees (“Qualified Institutions”). Nuveen Asset Management will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Portfolios’ Board of Trustees.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit a Portfolio to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Standby Commitments

Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may obtain standby commitments when they purchase municipal obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by a Portfolio should exceed the current value of the underlying securities, the Portfolio may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Portfolio’s business relationship with the issuer. The Portfolios will enter into standby commitments only with banks and securities dealers that, in the opinion of Nuveen Asset Management, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when a Portfolio exercises a standby commitment, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining a Portfolio’s net asset value.

Structured Notes

Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may invest in structured notes, including “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage which magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

Temporary Investment Measures

Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may invest up to 100% of their assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions or to keep cash on hand fully invested. During these periods, the weighted average maturity of a Portfolio’s investment portfolio may fall below the defined range described in the respective Portfolio Summary under “Principal Investment Strategies,” if applicable, and a Portfolio may not achieve its objective(s). A Portfolio does not expect to invest substantial amounts in short-term investments as a defensive measure except under extraordinary circumstances.

U.S. Government Securities

U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Portfolios invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month LIBOR (which was phased out), the Federal Funds Rate, the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Sub-Adviser must correctly assess probable movements in interest rates. If the Sub-Adviser incorrectly forecasts such movements, a Portfolio could be adversely affected by use of variable and floating rate securities.

LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of all LIBOR settings has ceased. All synthetic U.S. dollar LIBOR settings were discontinued at the end of September 2024. Although LIBOR is no longer published, there are potential effects related to the transition away from LIBOR or the prior use of LIBOR on a Portfolio, or on certain instruments in which a Portfolio invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. Such fallback provisions may have resulted in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged or investments in structured finance products transitioning to a different rate or at a different time as the assets underlying those structured finance products), the transition from LIBOR to differing alternative reference rates or using different adjustments may give rise to basis risk and render hedges less effective. Any such effects of the transition process, including unforeseen effects, could result in losses to a Portfolio. In many cases, in the event that an instrument falls back to an alternative reference rate, including SOFR, the alternative reference rate will not perform the same as LIBOR because the alternative reference rate does not include a credit sensitive component in the calculation of the rate. These developments could negatively impact financial markets in general and present heightened risks, including with respect to a Portfolio’s investments.

The Internal Revenue Service (the “IRS”) has issued regulations regarding the tax consequences of the transition from LIBOR or another interbank offered rate (“IBOR”) to a new reference rate in debt instruments and non-debt contracts. Under the regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the regulations), including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued and Delayed Delivery Transactions

The Portfolios may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Portfolio will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes a Portfolio to risk because the securities may decrease in value prior to delivery. In addition, a Portfolio’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Portfolio’s total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to a Portfolio could prevent the Portfolio from realizing a price or yield considered to be advantageous.

When a Portfolio agrees to purchase securities on a when-issued or delayed delivery basis, the Portfolio may be required to segregate cash or liquid securities in an amount sufficient to meet the Portfolio’s purchase commitments. It may be expected that a Portfolio’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Portfolio may be required to set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Sub-Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, Nuveen Core Impact Bond Managed Accounts Portfolio’s, Nuveen Emerging Markets Debt Managed Accounts Portfolio’s, Nuveen High Yield Managed Accounts Portfolio’s, Nuveen Preferred Securities and Income Managed Accounts Portfolio’s and Nuveen Securitized Credit Managed Accounts Portfolio’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio will only make commitments to purchase municipal obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. A Portfolio commonly engages in when-issued transactions in order to purchase or sell newly-issued municipal obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio may buy when-issued and delayed delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal forwards pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Portfolio knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Portfolio may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate. Each Portfolio also may invest up to 15% of its assets in forwards that do not serve to replace a specific portfolio bond.

Zero Coupon and Step Coupon Securities

The Portfolios may invest in zero coupon and step coupon securities. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Portfolios by the Adviser under the management agreement with the Trust, is the responsibility of the Board of Trustees. The number of trustees of the Trust is 12, all of whom are not interested persons of the Portfolios as defined in Section 2(a)(19) of the 1940 Act (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Portfolios, their principal occupations and other affiliations during the past five years, the number of portfolios each trustee oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Trust are directors or trustees, as the case may be, of 219 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 146 open-end mutual funds, including the Portfolios (the “Nuveen Mutual Funds”), 46 closed-end funds and 27 exchange-traded funds.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

Joseph A. Boateng* 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	218

Board Member, Lumina Foundation (since 2018); and Waterside School (since 2021; Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.

Michael A. Forrester* 333 West Wacker Drive Chicago, IL 60606 1967	Trustee	Term—Indefinite Length of Service— Since 2024	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	218

Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024	Formerly, Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	219

Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly, Advisory Board Member (2017-2019), B’Box; formerly, Member (2011-2020), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board member (2009-2019) and President of the Board (2014-2018), Crane Country Day School; Trustee (2011-2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1.

Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2021	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	219	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term—Indefinite Length of Service— Since 2021

Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).

219

Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Indefinite Length of Service— Since 2016

Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); formerly, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (telecommunication services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

219

Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite Length of Service— Since 2013	Formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	219

Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communication strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).

Loren M. Starr* 333 West Wacker Drive Chicago, IL 60606 1961	Trustee	Term—Indefinite Length of Service— Since 2024	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.	218

Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term—Indefinite Length of Service— Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	219

Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communication infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2008

Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).

				219

Formerly, Chair and Member of the Board of Directors (2021-2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite Length of Service— Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	219

Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004), formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Chair of the Board and Trustee	Term—Indefinite Length of Service— Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	219	None.

* Mr. Boateng, Mr. Forrester and Mr. Starr were each elected or appointed as a board member of each of the Nuveen Funds except Nuveen Multi-Market Income Fund, for which each serves as a consultant.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term—Indefinite Length of Service— Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc J. Cardella 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term—Indefinite Length of Service— Since 2024

Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.

Joseph T. Castro 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term—Indefinite Length of Service— Since 2025

Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC and Nuveen, LLC.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Secretary	Term—Indefinite Length of Service— Since 2013

Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has held various positions with Nuveen since 2013; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jordan M. Farris 333 West Wacker Drive Chicago, IL 60606 1980	Chief Administrative Officer (Principal Executive Officer)	Term—Indefinite Length of Service— Since 2024	Head of Public Product Strategy and Development, Global Wealth, of Nuveen; Managing Director of Nuveen Fund Advisors, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2024

Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President	Term—Indefinite Length of Service— Since 2016

Senior Managing Director, Head of Public Product of Nuveen; President, formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2023

Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Indefinite Length of Service— Since 2006	Managing Director of Nuveen Securities, LLC.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term—Indefinite Length of Service— Since 2019

Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022

Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2007

Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 333 West Wacker Drive Chicago, IL 60606 1985	Vice President and Treasurer	Term—Indefinite Length of Service— Since 2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term—Indefinite Length of Service— Since 2017	Senior Managing Director of Nuveen.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2008

Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael M. Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022

Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

Board Leadership Structure and Risk Oversight

The Board of Trustees (including the Board of Trustees of the Trust) or the Board of Directors (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain trustees may instead serve as consultants, as indicated in the “Independent Trustees” table included herein). In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an independent trustee. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the trustees have elected Mr. Young to serve as the independent Chair of the Board. Specific responsibilities of the Chair include: (i) coordinating with Fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other trustees, the Trust’s officers and other Fund management personnel, and counsel to the independent trustees. The Chair performs such other duties as the Board may from time to time determine.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Investment Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Young, Chair, Mr. Kenny, Mr. Nelson and Mr. Toth. During the fiscal year ended July 31, 2025, the Executive Committee met three times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen

Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Portfolios, through its internal valuation group, which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The Audit Committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Ms. Lancellotta, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young, each of whom is an independent trustee of the Nuveen Funds. Mr. Boateng, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the SEC. During the fiscal year ended July 31, 2025, the Audit Committee met 13 times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, Nuveen Securities, LLC (the "Distributor") and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Mr. Young, Chair, Mr. Boateng, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff. During the fiscal year ended July 31, 2025, the Nominating and Governance Committee met six times.

The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Mr. Kenny, Ms. Lancellotta, Mr. Nelson and Mr. Starr. During the fiscal year ended July 31, 2025, the Dividend Committee met eight times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner and Mr. Toth. During the fiscal year ended July 31, 2025, the Compliance Committee met four times.

The Investment Committee is responsible for the oversight of Nuveen Fund performance, investment risk management and other portfolio-related matters affecting the Nuveen Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Nuveen Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Nuveen Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Nuveen Fund performance; and an assessment of Nuveen Fund objectives, policies and practices as such may relate to Nuveen Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Nuveen Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with Fund management at its quarterly meetings regarding matters relating to Nuveen Fund performance and investment risks, including with respect to the various drivers of performance and Nuveen Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Nuveen Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended July 31, 2025, the Investment Committee met four times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The Open-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Mr. Forrester, Chair, Mr. Boateng, Ms. Lancellotta, Ms. Medero, Mr. Toth and Mr. Young. During the fiscal year ended July 31, 2025, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund from 2018 to 2023 and on the Management Committee for the TIAA Separate Account VA-1 from 2019 to 2023. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves as a Director of Aflac Incorporated and is on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for the TIAA Separate Account VA-1 from 2007 to 2023. Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for the TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is also a Chartered Financial Analyst.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, she has been President, since 2023, and a member, since 2020, of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the

National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank's Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank's representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President's Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

Loren M. Starr

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for the TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance

Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He formerly served as Chair of the Board of the Kehrein Center for the Arts (2021 to 2024) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Chair, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid by the Portfolios for the fiscal year ended July 31, 2025, (2) the amount of total compensation paid by the Portfolios that has been deferred, and (3) the total compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid to each trustee by the Nuveen Funds during the fiscal year ended July 31, 2025. Pursuant to the Board’s deferred compensation plan, a portion of the independent trustees’ compensation may be deferred and treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amount of total compensation that has been deferred provided below represents the total deferred fees payable from the Funds.

Name of Trustee	Aggregate Compensation From Funds	Amount of Total Compensation that Has Been Deferred	Total Compensation From Nuveen Funds Paid to Trustee
Joseph A. Boateng	$4,426	$1,106	$480,500
Michael A. Forrester	4,485	4,485	487,000
Thomas J. Kenny	5,218	1,186	567,000
Amy B. R. Lancellotta	4,817	1,012	523,000
Joanne T. Medero	4,462	1,117	484,500
Albin F. Moschner	4,578	—	497,000
John K. Nelson	4,693	—	509,500
Loren M. Starr	4,614	800	501,000
Matthew Thornton III	4,794	—	520,500
Terence J. Toth	4,398	—	477,500
Margaret L. Wolff	5,107	1,532	554,500
Robert L. Young	5,850	3,803	635,000

Prior to January 1, 2025, independent trustees received a $350,000 annual retainer, plus they received (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000 for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair and/or Co-Chair of the Board received $140,000 annually; the chair and/or co-chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee received $30,000 annually; and the chair and/or co-chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Funds Committee received $20,000 annually. Trustees were paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair were paid a quarterly fee starting at $1,250 and members were paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board were allocated among the funds in the Nuveen Fund complex in an equitable manner, although a minimum amount may have been established to be allocated to each fund. In certain instances, fees and expenses were allocated only to those funds that were discussed at a given meeting.

Effective January 1, 2025, independent trustees receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $35,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $30,000 for membership on the Investment Committee; and (c) an annual retainer of $25,000 for membership on the Dividend Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair of the Board receives $150,000 annually; the chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee receive $35,000 annually; the chair and/or co-chair of the Investment Committee receives $30,000 annually; and the chair of the Dividend Committee, Nominating and Governance Committee and Open-End Funds Committee receive $25,000 annually. Trustees will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Trust does not have a retirement or pension plan. The Trust is a participant in a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the participating Nuveen Funds when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. An independent trustee may elect to receive distributions in a lump sum or over a period of two to 20 years. No participating Nuveen Fund will be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Portfolios have no employees. Each officer of the Trust serves without any compensation from the Portfolios. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. Each Portfolio reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in each Portfolio, and (ii) each trustee’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, based on the value of fund shares as of December 31, 2024:

	Trustees
	Boateng	Forrester	Kenny	Lancellotta	Medero	Moschner	Nelson	Starr	Thornton	Toth	Wolff	Young
Aggregate Holdings – Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Municipal Total Return Managed Accounts Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Core Impact Bond Managed Accounts Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Emerging Markets Debt Managed Accounts Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen High Yield Managed Accounts Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Preferred Securities and Income Managed Accounts Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Securitized Credit Managed Accounts Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Ultra Short Municipal Managed Accounts Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

As of November 3, 2025, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of each Portfolio.

Other than as noted in the table below, as of November 3, 2025, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Portfolios or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Portfolios.

The table below presents information on trustees who own securities in companies (other than investment companies) that are advised by entities that are under common control with the Adviser as of June 30, 2025:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies[1]	Title of Class	Value of Securities[2]	Percent of Class[3]

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$34,063	0.01%

	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$523,049	6.01%

	KSHFO, LLC[4]	TIAA-CREF Global Agriculture II LLC	None	$770,200	0.05%

	KSHFO, LLC[4]	Global Agriculture II AIV (US) LLC	None	$681,237	0.17%

1 The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.

2 These amounts reflect the value of holdings as of June 30, 2025. As of the date of this SAI, that is the most recent information available regarding the Companies.

3 These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

4 Mr. Kenny owns 6.6% of KSHFO, LLC.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Portfolio, with responsibility for the overall management of each Portfolio. The Adviser is also responsible for managing the Portfolios’ business affairs and providing day-to-day administrative services to the Portfolios. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of the Portfolios. For additional information regarding the management services performed by the Adviser and the Sub-Adviser, see “Who Manages the Portfolios” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen, LLC, the investment management arm of TIAA.

The Portfolios’ investment management agreement with the Adviser does not require the Portfolios to pay any management or other fees. Although each Portfolio does not compensate the Adviser directly for its services under the investment management agreement, the Adviser may benefit from its relationship with the sponsors of separately managed account programs in which the Portfolio is an investment option.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of each Portfolio.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Portfolios:

Name	Portfolio
Martin J. Doyle, CFA	Municipal Total Return Managed Accounts Portfolio
Michael J. Sheyker, CFA	Municipal Total Return Managed Accounts Portfolio
Stephen Liberatore, CFA	Nuveen Core Impact Bond Managed Accounts Portfolio
Jessica M. Zarzycki, CFA	Nuveen Core Impact Bond Managed Accounts Portfolio
Katherine Renfrew	Nuveen Emerging Markets Debt Managed Accounts Portfolio
Melissa J. Zaccagnino	Nuveen Emerging Markets Debt Managed Accounts Portfolio

Kristal Y. Seales, CFA	Nuveen High Yield Managed Accounts Portfolio

James S. Kim	Nuveen High Yield Managed Accounts Portfolio

Brenda A. Langenfeld, CFA	Nuveen Preferred Securities and Income Managed Accounts Portfolio
Matt R. Diamond	Nuveen Preferred Securities and Income Managed Accounts Portfolio
Nicholas W. Travaglino	Nuveen Securitized Credit Managed Accounts Portfolio
Peter A. Lewis	Nuveen Securitized Credit Managed Accounts Portfolio
Francis W. Sorensen, CFA	Nuveen Ultra Short Municipal Managed Accounts Portfolio
Paul L. Brennan, CFA	Nuveen Ultra Short Municipal Managed Accounts Portfolio

Compensation

Portfolio managers are primarily compensated through a combination of base salary and variable compensation (“VC”). Portfolio managers have a VC target which is expressed as a percentage of their base salary. A portfolio manager’s actual VC award could be higher or lower than the VC target depending on several factors, including (i) Nuveen’s total VC pool based on company performance, (ii) the portion of the pool allocated to the line of business/function across Nuveen, (iii) individual performance rating, and (iv) individual total compensation relative to internal peers and external market.

To calibrate the performance review process, scorecards are utilized, when applicable, to provide a consistent approach across teams and sectors for evaluating individual portfolio manager performance ratings. The scorecard considers both quantitative and qualitative criteria. Quantitative metrics are weighted more heavily and focus on sustained, long-term fund performance by assessing one-, three-, and five-year performance results versus peer groups and benchmarks. Qualitative metrics are subject to manager discretion and internal peer reviews. Because a greater emphasis is placed on the quantitative metrics, positive Portfolio performance generally results in better overall performance ratings and subsequently higher VC.

Once the VC award is determined, it is allocated to two components – annual cash award and TIAA Long Term Performance Plan (“LTPP”) award; the portion of VC aligned to each of these components is based on a progressive rate scale with higher deferral percentages as a portfolio manager’s total compensation increases. A portion of a portfolio manager’s LTPP award may be allocated to the PM Plan – which is intended to align portfolio manager compensation to the performance of the Portfolio(s) they manage. As a subplan to LTPP, the PM Plan awards follow LTPP vesting and payment terms, with payment amount based on the most recent annual valuations of the Portfolio(s) preceding payment. Management reviews PM Plan Portfolio alignments and allocation percentages on an annual basis to ensure portfolio managers are not incentivized to take undue risks with the Portfolios they manage.

Additionally, portfolio managers may be included in the Profits Interest program, which is a long-term, equity-like compensation program based on the future value of the organization and is intended to drive desired behaviors that achieve strong investment results, grow the business, and manage costs. The Profits Interest program has a six-year vesting period that serves as an important retention mechanism.

There are generally no differences between the methods used to determine compensation with respect to the Portfolios and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Portfolios, as of July 31, 2025, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance-Based Fees

MUNICIPAL TOTAL RETURN MANAGED ACCOUNTS PORTFOLIO

Martin J. Doyle	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	49,561	$51,919.03	0	$0

Michael J. Sheyker	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$770.15	0	$0

NUVEEN CORE IMPACT BOND MANAGED ACCOUNTS PORTFOLIO

Stephen Liberatore	Registered Investment Companies	10	$29,975.07	0	$0
	Other Pooled Investment Vehicles	6	$820.52	0	$0
	Other Accounts	21	$4,519.03	0	$0

Jessica M. Zarzycki	Registered Investment Companies	9	$29,461.89	0	$0
	Other Pooled Investment Vehicles	7	$953.31	0	$0
	Other Accounts	17	$4,009.88	0	$0

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance-Based Fees

NUVEEN EMERGING MARKETS DEBT MANAGED ACCOUNTS PORTOLIO

Katherine Renfrew	Registered Investment Companies	6	$7,481.12	0	$0
	Other Pooled Investment Vehicles	4	$1,100.30	0	$0
	Other Accounts	4	$1,448.69	0	$0

Melissa J. Zaccagnino	Registered Investment Companies	1	$481.17	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	7	$8,139.45	0	$0

NUVEEN HIGH YIELD MANAGED ACCOUNTS PORTFOLIO

Kristal Y. Seales	Registered Investment Companies	7	$11,661.66	0	$0
	Other Pooled Investment Vehicles	3	$798.87	0	$0
	Other Accounts	2	$165.16	0	$0

James S. Kim	Registered Investment Companies	8	$7,334.50	0	$0
	Other Pooled Investment Vehicles	2	$70.73	0	$0
	Other Accounts	2	$139.95	0	$0

NUVEEN PREFERRED SECURITIES AND INCOME MANAGED ACCOUNTS PORTFOLIO

Brenda A. Langenfeld	Registered Investment Companies	11	$13,684.91	0	$0
	Other Pooled Investment Vehicles	2	$46.11	0	$0
	Other Accounts	4,340	$4,238.02	0	$0

Matt R. Diamond	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

NUVEEN SECURITIZED CREDIT MANAGED ACCOUNTS PORTFOLIO

Nicholas W. Travaglino	Registered Investment Companies	5	$6,641.98	0	$0
	Other Pooled Investment Vehicles	1	$691.15	0	$0
	Other Accounts	9	$21,650.55	0	$0

Peter A. Lewis	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

NUVEEN ULTRA SHORT MUNICIPAL MANAGED ACCOUNTS PORTFOLIO

Francis W. Sorensen	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$4.81	0	$0

Paul L. Brennan	Registered Investment Companies	16	$29,362.14	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$46.23	0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Portfolio and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Portfolio may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Portfolios. For example, in certain circumstances where the Portfolios invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Portfolios and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Portfolios or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Portfolios or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Beneficial Ownership of Securities

The following table indicates as of July 31, 2025 the value, within the indicated range, of shares beneficially owned by each portfolio manager in the Portfolio they manage. For purposes of this table, the following letters indicate the range listed next to each letter:

A	- $0
B	- $1 - $10,000
C	- $10,001 - $50,000
D	- $50,001 - $100,000
E	- $100,001 - $500,000
F	- $500,001 - $1,000,000
G	- More than $1 million

Portfolio Manager	Portfolio	Dollar Range of Equity Securities Beneficially Owned in Portfolio Managed
Martin J. Doyle	Municipal Total Return Managed Accounts Portfolio	A
Michael J. Sheyker	Municipal Total Return Managed Accounts Portfolio	A
Stephen Liberatore	Nuveen Core Impact Bond Managed Accounts Portfolio	A
Jessica M. Zarzycki	Nuveen Core Impact Bond Managed Accounts Portfolio	A
Katherine Renfrew	Nuveen Emerging Markets Debt Managed Accounts Portfolio	A
Melissa J. Zaccagnino	Nuveen Emerging Markets Debt Managed Accounts Portfolio	A

Kristal Y. Seales	Nuveen High Yield Managed Accounts Portfolio	A

James S. Kim	Nuveen High Yield Managed Accounts Portfolio	A

Brenda A. Langenfeld	Nuveen Preferred Securities and Income Managed Accounts Portfolio	A
Matt R. Diamond	Nuveen Preferred Securities and Income Managed Accounts Portfolio	A
Nicholas W. Travaglino	Nuveen Securitized Credit Managed Accounts Portfolio	A
Peter A. Lewis	Nuveen Securitized Credit Managed Accounts Portfolio	A
Francis W. Sorensen	Nuveen Ultra Short Municipal Managed Accounts Portfolio	A
Paul L. Brennan	Nuveen Ultra Short Municipal Managed Accounts Portfolio	A

Transfer Agent

The Portfolios' transfer, shareholder services, and dividend paying agent is SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”), P.O. Box 219140, Kansas City, Missouri 64121-9140.

Custodian

The custodian of the assets of the Portfolios is State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114-2016. The custodian performs custodial, fund accounting and portfolio accounting services.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Portfolios' shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated May 1, 2007 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Portfolios appointed the Distributor to be their agent for the distribution of the Portfolios' shares on a continuous offering basis.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Portfolios. In addition to audit services, PwC provides assistance on accounting, tax and related matters.

Securities Lending Agent

State Street serves as the securities lending agent to the Portfolios. Pursuant to a Securities Lending Agreement and in accordance with procedures established by the Board of Trustees, State Street effects loans of Portfolio securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to a Portfolio, and maintains records and prepares reports regarding loans that are made and the income derived therefrom. For the services provided, a securities lending agent will receive fees and/or compensation from a Portfolio, which may include a portion of the income generated from securities lending activities. Municipal Total Return Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio do not lend their portfolio securities.

The following table provides the dollar amounts of income and fees and/or compensation related to the Portfolios’ securities lending activities during the fiscal year ended July 31, 2025:

	Nuveen Core Impact Bond Managed Accounts Portfolio	Nuveen Emerging Markets Debt Managed Accounts Portfolio	Nuveen High Yield Managed Accounts Portfolio	Nuveen Preferred Securities and Income Managed Accounts Portfolio	Nuveen Securitized Credit Managed Accounts Portfolio
Gross income from securities lending activities	$9,822	$47,683	$56,555	$82,510	$—
Fees and/or compensation paid by each Portfolio for securities lending activities and related services:
Fees paid to Securities Lending Agent from a revenue split	(67)	(317)	(694)	(635)	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(71)	(342)	(403)	(594)	—
Administrative fees not included in the revenue split	—	—	—	—	—
Indemnification fees not included in the revenue split	—	—	—	—	—
Rebate (paid to borrower)	(8,912)	(43,369)	(47,451)	(73,941)	—
Other fees not included in the revenue split	—	—	—	—	—
Aggregate fees/compensation for securities lending activities	(9,050)	(44,028)	(48,548)	(75,170)	—
Net income from securities lending activities	$772	$3,655	$8,007	$7,340	$—

CODES OF ETHICS

The Portfolios, the Adviser, Nuveen Asset Management and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Act of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Portfolios' securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Portfolios, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

PROXY VOTING POLICIES

Each Portfolio invests its assets primarily in debt securities, which generally do not issue proxies. However, a Portfolio may also invest in other types of securities that may issue proxies.

Each Portfolio has delegated authority to the Adviser to vote proxies for securities held by the Portfolio, and the Adviser has in turn delegated that responsibility to Nuveen Asset Management. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by Nuveen Asset Management.

The Sub-Adviser will vote proxies in accordance with the Nuveen Proxy Voting Guidelines, which are attached, along with the Nuveen Proxy Voting Policy and Nuveen Proxy Voting Conflicts of Interest Policy and Procedures, as an Appendix to this SAI.

The Sub-Adviser relies on a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and Nuveen investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Guidelines, these professionals then vote in a manner intended solely to advance the best interests of Portfolio shareholders.

The Sub-Adviser believes that it has implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Nuveen Fund Board or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing a Portfolio’s proxy voting by Nuveen’s legal and compliance professionals.

The Nuveen Proxy Voting Policy permits the Sub-Adviser to refrain from voting in certain circumstances, including where it determines that it would be in the overall best interest of Portfolio shareholders not to vote (e.g., where proxy voting would result in a financial, legal, regulatory, or operational encumbrance or burden that outweighs the potential benefit to Portfolio shareholders of voting); and with respect to securities on loan through a securities lending program.

There could be rare instances in which an individual who has a direct role in executing or influencing a Portfolio’s proxy voting (e.g., Nuveen’s proxy voting professionals, a Board member, or a senior executive of the Portfolios, the Adviser, Sub-Adviser or their affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Voted Proxies. Information regarding how each Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing Nuveen’s website at http://www.nuveen.com or the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Nuveen Asset Management is responsible for decisions to buy and sell securities for the Portfolios, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere.

On behalf of a Portfolio, Nuveen Asset Management may seek to buy from or sell securities to another fund or account advised by Nuveen Asset Management or an affiliate. Nuveen Asset Management may effect purchases and sales between its clients or clients of its affiliates, including the Portfolios (referred to herein as “cross trades”), if it believes that such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for Nuveen Asset Management. On any occasion when a Portfolio participates in a cross trade, the Portfolio will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

The Portfolios expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of a Portfolio’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management may randomly select one of them. While Nuveen Asset Management will be primarily responsible for the placement of the portfolio transactions of the Portfolios, the policies and practices of Nuveen Asset Management in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Portfolios. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or, in the case of dispositions, the demand for securities) available to the Portfolios from time to time, it is the opinion of the Board of Trustees that the benefits available from the Nuveen Asset Management organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Municipal Total Return Managed Accounts Portfolio paid no brokerage commissions in the past three fiscal years. Nuveen Core Impact Bond Managed Accounts Portfolio paid no brokerage commissions for the fiscal year ended October 31, 2022, for the fiscal period November 1, 2022 through July 31, 2023, and for the fiscal years ended July 31, 2024 and July 31, 2025. Nuveen Emerging Markets Debt Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio paid no brokerage commissions for the fiscal period November 1, 2022 through July 31, 2023, and for the fiscal years ended July 31, 2024 and July 31, 2025. Nuveen High Yield Managed Accounts Portfolio paid no brokerage commissions for the fiscal period November 1, 2022 through July 31, 2023, $43 for the fiscal year ended July 31, 2024, and paid no brokerage commissions for the fiscal year ended July 31, 2025. Nuveen Preferred Securities and Income Managed Accounts Portfolio paid $138 in brokerage commissions for the fiscal period November 1, 2022 through July 31, 2023, $44 in brokerage commissions for the fiscal year ended July 31, 2024, and $31 for the fiscal year ended July 31, 2025. Nuveen Ultra Short Municipal Managed Accounts Portfolio paid no brokerage commissions for the fiscal period February 29, 2024 through July 31, 2024 and for the fiscal year ended July 31, 2025.

During the fiscal year ended July 31, 2025, the Portfolios did not pay commissions to brokers in return for research services.

During the fiscal year ended July 31, 2025, the following Portfolios have acquired the securities of their regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of a Portfolio’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended July 31, 2025:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2025)
Nuveen Core Impact Bond Managed Accounts Portfolio	Bank of America	Banc of America Mortgage Trust	$888
Nuveen Preferred Securities and Income Managed Accounts Portfolio	Bank of America	Bank of America Corp	512,026
	Barclays Capital	Barclays PLC	559,552
	BNP Paribas	BNP Paribas SA	852,797
	Credit Agricole	Credit Agricole SA	514,351
	Goldman Sachs & Co.	Goldman Sachs Group Inc/The	591,927
	HSBC	HSBC Holdings PLC	695,628
	JP Morgan	JPMorgan Chase & Co	353,654
	UBS Securities LLC	Credit Suisse Group AG	83,425
		UBS Group AG	673,452
Nuveen Securitized Credit Managed Accounts Portfolio	BMO Capital Markets	BMO Mortgage Trust	264,534
	Citigroup	Citigroup Commercial Mortgage Trust	192,618
	JP Morgan	J.P. Morgan Mortgage Trust	551,269
		JP Morgan Mortgage Trust	1,708,012
		JPMBB Commercial Mortgage Securities Trust	232,765
		JPMDB Commercial Mortgage Securities Trust	338,966
	Wells Fargo Securities, LLC	Wells Fargo Commercial Mortgage Trust	242,187

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2025)
Nuveen High Yield Managed Accounts Portfolio	Jane Street Execution Services, LLC	Jane Street Group / JSG Finance Inc	99,216
Nuveen Emerging Markets Debt Managed Accounts Portfolio	Santander US Capital Markets LLC	Banco Santander Mexico SA	205,200

Under the 1940 Act, a Portfolio may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by a Portfolio, the amount of securities that may be purchased in any one issue and the assets of a Portfolio that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy that governs the dissemination of the Portfolios' holdings. In accordance with this policy, the Portfolios may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the publicly accessible website www.nuveen.com/resource-center. A complete list of portfolio holdings information for Municipal Total Return Managed Accounts Portfolio, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio, Nuveen Securitized Credit Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio is generally made available on this website as of the end of each month, approximately two to five business days after the end of the month for which the information is current. A complete list of portfolio holdings information for Nuveen Emerging Markets Debt Managed Accounts Portfolio is generally made available on this website as of the end of each quarter, approximately two to five business days after the end of the quarter for which the information is current. This information will remain available on the website at least until the Portfolios file with the SEC their Form N-CSR or Form N-PORT for the period that includes the date as of which the website information is current.

Additionally, the Portfolios may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Portfolios' website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Portfolios as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this context, portfolio holdings information does not include summary information from which the identity of a Portfolio’s specific portfolio holdings cannot reasonably be derived. The Portfolios may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or Sub-Adviser, independent registered public accounting firm, custodian, financial printer, proxy voting service(s), borrowers of a Portfolio's securities pursuant to securities lending transactions, and to the legal counsel for the Portfolios' independent trustees. Also, the Adviser may transmit to service providers non-public portfolio holdings information to enable the Adviser to perform portfolio attribution analysis using third-party systems and software programs. The Adviser and/or Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate. The Portfolios, the Adviser, and the Sub-Adviser do not receive compensation or other consideration in exchange for the disclosure of portfolio holdings.

Non-public portfolio holdings information may be provided to other persons if approved by the Portfolios' Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Portfolios, and the recipient is obligated to maintain the confidentiality of the information and not misuse it, which includes a prohibition on trading on such non-public information.

Compliance officers of the Portfolios and the Adviser and Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Portfolios' policy. Reports are made to the Portfolios' Board of Trustees on an annual basis.

There is no assurance that the Portfolios' policies on portfolio holdings information will protect the Portfolios from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

Advent
Adviser Compliance Associates, LLC
Bank of America PriceServe
Barclays Capital, Inc.
Barra
Bloomberg
Broadridge Investor Communication Solutions, Inc.
Broadridge Systems
Cabot Research, LLC
Chapman and Cutler LLP
Citibank, N.A.
Compliance Solutions Strategies
Confluence NXT
Donnelley Financial Solutions
Eagle Investment Systems, LLC
Electra Information Systems
Ernst & Young
FactSet Research Systems
Financial Graphic Services
Glass, Lewis & Co.
ICE Benchmark Administration Limited
ICE Data Services
IHS Markit, Ltd.
ISS
Investortools
Lipper Inc.
Moody’s
Morningstar, Inc.
Northern Trust Corp.
Omgeo LLC
PricewaterhouseCoopers LLP
PricingDirect Inc.
Refinitiv
Ridgeline, Inc.
Rimes Technologies Corporation
SS&C
Sherpa Funds Technology Pte. Ltd.
State Street Bank and Trust Co.
Strategic Insight
Wolters Kluwer

In addition, the Portfolios, Adviser or Sub-Adviser may distribute certain portfolio attribution analyses and related data and commentary (“Portfolio Data”). Specifically, the Portfolios, Adviser or Sub-Adviser may provide oral or written information about the Portfolios, including, but not limited to, how each Portfolio’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash;

as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Portfolio performance including the attribution of a Portfolio’s return by asset class, sector, industry and country, among other factors, as well as how various factors impacted Portfolio performance as compared to its benchmark. Portfolio Data may also include various financial characteristics of a Portfolio or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on a Portfolio’s most recent quarter-end portfolio, month-end portfolio or some other interim period, so long as that portfolio has been made publicly available. Portfolio Data may be provided to members of the press, participants in the Portfolio, persons considering investing in the Portfolio, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While the Portfolios, Adviser or Sub-Adviser will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact the Portfolios for information about obtaining Portfolio Data. The Portfolios, Adviser or Sub-Adviser may restrict access to any or all Portfolio Data in their sole discretion, including, but not limited to, if the Portfolios, Adviser or Sub-Adviser believe the release of such Portfolio Data may be harmful to a Portfolio.

NET ASSET VALUE

Each Portfolio’s net asset value is determined as set forth in its Prospectus under “General Information—Net Asset Value.”

SHARES OF BENEFICIAL INTEREST

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Each currently authorized and outstanding series consists of one class of shares. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Portfolio have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Portfolio itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The following table sets forth the percentage ownership of each person, who, as of November 3, 2025, owned of record, or is known by the Trust to have owned beneficially, 5% or more of the Portfolios' shares. As of November 3, 2025, TIAA owned approximately 45% of the outstanding shares of Nuveen Core Impact Bond Managed Accounts Portfolio, approximately 97% of the outstanding shares of Nuveen Emerging Markets Debt Managed Accounts Portfolio, approximately 89% of the outstanding shares of Nuveen High Yield Managed Accounts Portfolio, approximately 91% of the outstanding shares of Nuveen Preferred Securities and Income Managed Accounts Portfolio, approximately 48% of the outstanding shares of Nuveen Securitized Credit Managed Accounts Portfolio and 100% of Nuveen Ultra Short Municipal Managed Accounts Portfolio and was therefore a controlling shareholder of each Portfolio. At this level of ownership, TIAA would be able to determine the outcome of any item presented to shareholders for approval.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Municipal Total Return Managed Accounts Portfolio	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	52.71%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	20.10%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	10.83%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	7.41%

Nuveen Core Impact Bond Managed Accounts Portfolio	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901	53.73%

	Teachers Insurance & Annuity Association 730 3rd Ave New York NY 10017-3207	45.23%

Nuveen Emerging Markets Debt Managed Accounts Portfolio	Teachers Insurance & Annuity Association 730 3rd Ave New York NY 10017-3207	97.38%

Nuveen High Yield Managed Accounts Portfolio	Teachers Insurance & Annuity Association 730 3rd Ave New York NY 10017-3207	89.09%

	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901	10.34%

Nuveen Preferred Securities and Income Managed Accounts Portfolio	Teachers Insurance & Annuity Association 730 3rd Ave New York NY 10017-3207	90.84%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901	6.16%

Nuveen Securitized Credit Managed Accounts Portfolio	Teachers Insurance & Annuity Association 730 3rd Ave New York NY 10017-3207	48.23%

	MLPF&S for the Sole Benefit Of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	38.50%

	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901	12.64%

Nuveen Ultra Short Municipal Managed Accounts Portfolio	Teachers Insurance & Annuity Association 730 3rd Ave New York NY 10017-3207	100.00%

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Portfolio. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances, or if you are investing through a tax-deferred account, such as an IRA or 401(k) plan. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Portfolios. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Portfolios' counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Portfolios. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Portfolio Status

Each Portfolio intends to qualify as a “regulated investment company” under the federal tax laws. If a Portfolio qualifies as a regulated investment company and distributes its income as required by the tax law, the Portfolio generally will not pay federal income taxes. If a Portfolio fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Portfolio itself will generally be subject to federal income taxation (which will reduce the amount of Portfolio income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from tax-exempt interest or capital gains realized by a Portfolio).

Qualification as a Regulated Investment Company

As a regulated investment company, a Portfolio generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. Each Portfolio also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). Each Portfolio must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio’s taxable year, (1) 50% or more of the value of the Portfolio’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Portfolio’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by a Portfolio.

Distributions

Portfolio distributions for Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio are generally taxable. After the end of each year, you will receive a tax statement that separates your Portfolio’s distributions into four categories: exempt-interest dividends, ordinary income distributions, capital gain dividends and returns of capital. Exempt-interest dividends, if any, generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining the alternative minimum tax on individuals and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). For tax years beginning after December 31, 2022, exempt-interest dividends may affect the corporate alternative minimum tax for certain corporations. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio may be taxed at the capital gains tax rates. Some portion of the ordinary income distributions that are attributable to dividends received by a Portfolio from shares in certain real estate investment trusts may be designated by the Portfolio as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Portfolio may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from the Portfolio is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Portfolio that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on

December 31 of the previous year. Income from the Portfolio may also be subject to a 3.8 percent “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends, if any, from a Portfolio are generally not included in your net investment income for purposes of this tax.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction (“DRD”) with respect to many dividends received from the Portfolios because the DRD is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio from certain corporations may be reported by the Portfolio as being eligible for the DRD.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends, if any, you received, except as otherwise described in the next section.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains received from assets held for more than one year that are considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal tax purposes) are taxed at a maximum stated tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividends, if any, is subject to the 25% tax rate, will be made based on the rules prescribed by the United States Treasury. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends, if any, you received, except in the case of a regular dividend paid by a Portfolio if the Portfolio declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Portfolio itself. Distributions with respect to shares in real estate investment trusts are qualifying dividends only in limited circumstances. A Portfolio will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Qualification to Pay Exempt-Interest Dividends

A regulated investment company may report an applicable portion of a dividend (other than a capital gain dividend) as an “exempt-interest dividend,” if at least half of the regulated investment company’s assets at the close of each quarter of the taxable year consist of tax-exempt state and local bonds. The shareholder treats an exempt-interest dividend as an item of tax-exempt interest as described above. If your Portfolio qualifies under this test, some or all of a dividend paid by the Portfolio may be reported as an exempt-interest dividend.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Portfolio securities when you redeem shares or when your Portfolio terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of a Portfolio for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Treatment of Portfolio Expenses

Expenses incurred and deducted by your Portfolio will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of your Portfolio expenses as income. You may not be able to deduct some or all of these expenses. Further, if a Portfolio pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

You should be aware that different separately managed account program sponsors charge their own clients differing wrapped or bundled fees based, among other things, on the services being provided by the sponsor. This structure raises the question of whether the Internal Revenue Service (“IRS”) or a court might attribute these differing payment rates to your Portfolio. Such a position, if asserted, could raise issues of whether the structure produces preferential dividends and, in turn, whether the Portfolio qualifies for tax treatment as a regulated investment company. If in any year your Portfolio should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Portfolio would incur corporate federal income tax upon its income for that year. Distributions to its shareholders would be taxable dividends to the extent of your Portfolio’s current and accumulated earnings and profits (including its tax-exempt income). Such taxable dividends should qualify for the dividends received deduction for corporate shareholders and should be taxable as qualified dividend income for federal income tax purposes for individual shareholders to the extent certain holding period requirements and other requirements are satisfied. In addition, your Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company. The Board of Trustees reserves the right not to maintain the qualification of your Portfolio as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Nuveen Asset Management believes that based upon its arrangements with the various separately managed account program sponsors and the intended operation of your Portfolio, these concerns should not arise. You should be aware, however, that there is no authority on point, and that if the IRS or a court were to take a contrary position, your Portfolio’s fee arrangement could cause the dividends paid by the Portfolio not to qualify for the dividends-paid deduction because they were considered preferential dividends. In that case, your Portfolio would fail to qualify as a regulated investment company with the consequences described above.

Non-U.S. Tax Credit

If Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and

Income Managed Accounts Portfolio or Nuveen Securitized Credit Managed Accounts Portfolio invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Portfolio paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Portfolio paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities or Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, your Portfolio could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. Your Portfolio will not be able to pass through to its shareholders any credit or deduction for such taxes. Your Portfolio may be able to make an election that could ameliorate these adverse tax consequences. In this case, your Portfolio would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, your Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Capital Loss Carry-Forward

When a Portfolio has a capital loss carry-forward, it does not make capital gain distributions until the loss has been offset or expired. As of July 31, 2025, the following Portfolios had capital loss carry-forwards available for federal income tax purposes. The capital losses are not subject to expiration.

Fund	Short-Term	Long-Term	Total
Municipal Total Return Managed Accounts Portfolio	$49,972,224	$139,264,980	$189,237,204
Nuveen Core Impact Bond Managed Accounts Portfolio	296,275	999,407	1,295,682

PURCHASE AND REDEMPTION OF SHARES

As described in the Prospectus, the Portfolios are only available to separately managed account clients where Nuveen Fund Advisors has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client.

Suspension of Right of Redemption

Each Portfolio may suspend the right of redemption of shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Portfolio’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Portfolio shareholders.

Frequent Trading Policy

Because a Portfolio is designed to be a component of a separately managed account that also invests in individual securities and other investments, its shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. A Portfolio is managed in a manner that is consistent with its role in the separately managed account. Because all purchase and redemption orders are initiated by Nuveen Fund Advisors, separately managed account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of a Portfolio.

DISTRIBUTION

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its

own expense, finances certain activities incident to the sale and distribution of the Portfolios' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. The Distributor receives for its services the excess, if any, of the sales price of a Portfolio’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor may act as a Dealer.

Municipal Total Return Managed Accounts Portfolio paid no underwriting commissions in the past three fiscal years. Nuveen Core Impact Bond Managed Accounts Portfolio paid no underwriting commissions for the fiscal year ended October 31, 2022, the fiscal period ended July 31, 2023, and the fiscal years ended July 31, 2024, and July 31, 2025. Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio and Nuveen Securitized Credit Managed Accounts Portfolio paid no underwriting commissions for the fiscal period November 1, 2022 through July 31, 2023 and the fiscal years ended July 31, 2024, and July 31, 2025. Nuveen Ultra Short Municipal Managed Accounts Portfolio paid no underwriting commissions for the fiscal period February 29, 2024 through July 31, 2024, and for the fiscal year ended July 31, 2025.

FINANCIAL STATEMENTS

The audited financial statements for each Portfolio’s most recent fiscal year appear in each Portfolio’s Form N-CSR dated July 31, 2025. Each Portfolio’s Form N-CSR is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

S&P Global Ratings—A brief description of the applicable S&P Global Ratings’ (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

1.	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
2.	The nature and provisions of the financial obligation, and the promise we impute; and
3.

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short- term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating. The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Pledge-Specific Ratings

Pledge-specific ratings are opinions of the ability of a US state, local government, related entity, or nonprofit issuer to honor debt and debt-like obligations based upon specific security payment pledges or structural features.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see Moody’s methodology that discusses obligations with conditional liquidity support.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, and financial institutions, such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating.

Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Structured finance ratings are issue ratings to securities backed by receivables or other financial assets that consider the obligations’ relative vulnerability to default.

Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). Please see the section Specific Limitations Relating to Credit Rating Scales for details.

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/– for ‘AA’ through ‘CCC’ levels, indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment-grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its webpage.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Nonetheless, ratings do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, payments linked to performance of an equity index).

Ratings are the collective work product of Fitch, and no individual, or group of individuals, is solely responsible for a rating. Ratings are not facts and, therefore, cannot be described as being “accurate” or “inaccurate”. Users should refer to the definition of each individual rating for guidance on the dimensions of risk covered by the rating.

International Long-Term Ratings

Issuer Credit Rating Scales

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C

Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

• the formal announcement by the issuer or their agent of a distressed debt exchange; or

• a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

• an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but

• has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

• has not otherwise ceased operating.

This would include:

• the selective payment default on a specific class or currency of debt;

• the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-Term and Short-Term ratings:

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Rating Watch: Rating Watches are assigned when a defined set of developments may lead to a rating action in the short term, typically within one year. This includes cases where:

• it is uncertain whether the development will take place, but the rating implications are reasonably clear, for example, shareholder or regulatory approval of a transaction whose terms and conditions have already been defined;

• the development has already taken place (or is reasonably certain to take place), but the rating implications are uncertain, for example sharp movements in market indicators; and

• the development is uncertain to take place and its rating implications are also uncertain, for example a transaction that has been agreed but its terms and conditions have not yet been finalised.

Rating Watches may also be used when the application of new or revised criteria is likely to result in a rating change in a particular direction.

Rating Watches may be Positive or Negative (when the direction of a potential rating action is clear) or Evolving (where a rating could be either upgraded or downgraded). A Rating Watch does not preclude a simultaneous rating downgrade/upgrade, which may be appropriate if there is a high likelihood of a multi-notch rating transition. The Watch will typically remain in place until it becomes clear whether the development will happen and what its rating implications are.

APPENDIX B

NUVEEN PROXY VOTING POLICY

Applicability

This policy applies to Nuveen associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), each an “Adviser” and collectively referred to as the “Advisers”

Policy Purpose and Statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company's governance and operations and thus create the potential for value and positive long-term investment performance. In certain cases, the Advisers may engage with Portfolio Companies as part of their process to make informed vote decisions and generally consider various factors including insights gained through engagement where that occurs. While the Advisers may generally share their views on a particular topic, these are not for the purpose of changing control of the issuer.

When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Advisers, vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy Statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and articulating Nuveen’s position on the Portfolio Company’s behavior in an effort to enhance long-term shareholder value. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Proxy Voting Guidelines (the ‘’Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Policy Requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies. Portfolio Companies may obtain information on how many shares the Advisers hold through regulatory filings and in public reports.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and Responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and the Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or an ad hoc basis to attend Committee meetings. The CCOs of the CREF Funds and the Nuveen Funds shall be standing, non-voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1. Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2. When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3. Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Nuveen Stewardship Group

1. Performs day-to-day administration of the Advisers’ proxy voting processes.

2. Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:

• Input from Advisory Personnel

• Third-party research

• Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3. Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.

4. Performs Form N-PX filings in accordance with regulatory requirements.

5. Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

6. Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

7. Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

8. Performs an annual vote reconciliation for review by the Committee.

9. Arranges the annual service provider due diligence of proxy voting vendors, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

10. Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

11. Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

12. Creates and retains certain records in accordance with Nuveen’s Record Management program.

13. Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.

Nuveen Compliance

1. Seeks to ensure proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2. Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3. Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.

4. Assesses regulatory developments, pronouncements and guidance notes in coordination with Legal partners to determine policy and process implications. Shares assessment results with the Committee.

5. Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

NUVEEN PROXY VOTING CONFLICTS OF INTEREST POLICY AND PROCEDURES

Applicability

This policy applies to Nuveen (“Nuveen”) associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), each an “Adviser” and collectively referred to as the “Advisers”

Policy Purpose and Statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations and, for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Stewardship Group is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the Nuveen Stewardship Group adheres to the Guidelines, which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy Statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Advisers’ portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the Stewardship Group based on the following:

1. The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i. The TIAA CEO

ii. The Nuveen Executive Management Team and the Nuveen Extended Leadership Team

iii. The Stewardship Group members who provide proxy voting recommendations on behalf of the Advisers,

iv. Advisory Personnel, and

v. Household Members of the parties listed above in Nos. 1(i) – 1(iv)

 The following criteria constitute a potential Material Conflict:

• Any individual identified above in 1(i) – 1(v) who serves on a Portfolio Company’s board of directors; and/or

• Any individual identified above in 1(v) who serves as a senior executive1 of a Portfolio Company.

2. In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i. Voting proxies for funds sponsored by any Adviser and/or a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii. Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii. Voting proxies for Portfolio Companies that have a material distribution relationship2 with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

iv. Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity2 and

v. Any other circumstance where the Stewardship Group, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s), have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the Stewardship Group reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parent, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen associate but shares a residence and is in a mutual commitment similar to marriage with such Nuveen associate.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services. TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

[1] Senior executives are defined as “C-suite” positions such as CEO, CFO, COO, CAO, CMO, CIO, CTO, etc.
[2] Such criteria are defined in a separate standard operating procedure.

Proxy Voting Guidelines (the “Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

Policy Requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The Stewardship Group and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The Stewardship Group and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The Stewardship Group generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the Stewardship Group, Advisory Personnel and Nuveen Compliance are required to comply with the following:

Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the Stewardship Group’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case-by-case review, then the Stewardship Group vote recommendation is evaluated using established criteria3 to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the Stewardship Group believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personal conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

Roles and Responsibilities

Nuveen Proxy Voting Committee

1. Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Review and approve the Policy annually, or more frequently as required.

3. Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4. Review Stewardship Group Material Conflicts reporting.

[3] Such criteria are defined in a separate standard operating procedure.

5. Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Nuveen Stewardship Group

1. Promptly disclose Stewardship Group members’ Material Conflicts to Nuveen Compliance.

2. Stewardship Group members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3. Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4. Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5. In instances where an Escalation Form is required as described above, the Stewardship Group reviews and processes the Form, which is then routed to Committee members for prompt approval (including the approval response deadline). Committee members review the form to determine whether a Material Conflict exists and whether the recommendation rationale is clearly articulated and reasonable relative to the existing conflict. A majority vote is required.

6. Provide Nuveen Compliance with established reporting.

7. Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8. Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1. Promptly disclose Material Conflicts to Nuveen Compliance.

2. Provide input and/or vote recommendations to the Stewardship Group upon request. Advisory Personnel are prohibited from providing the Stewardship Group with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3. From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the Stewardship Group in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1. Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Determine parties responsible for collection of, and providing identified Material Conflicts to, the Stewardship Group for inclusion on the Watch List.

3. Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4. Develop and maintain, in consultation with the Stewardship Group, standard operating procedures to support the Policy.

5. Perform periodic monitoring to determine adherence to the Policy.

6. Administer training to the Advisers and the Stewardship Group, as applicable, to ensure applicable associates understand Material Conflicts and disclosure responsibilities.

7. Assist the Committee with the annual review of this Policy.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

NUVEEN PROXY VOTING GUIDELINES

Applicability

This policy applies to Nuveen associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

I. Introduction

Our voting practices are guided by our fiduciary obligations to our clients. These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by enhancing long-term shareholder value and may take into account many factors, including input from our investment teams and third-party research.

As indicated in these Guidelines, we monitor Portfolio Companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations consistent with the aim of preserving and enhancing long-term shareholder value. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate and we may vote differently on the same proposal given the Portfolio Company’s individual circumstances. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proxy proposal.

The Guidelines are implemented by Nuveen’s Stewardship Group and applied in consideration of the facts and circumstances of the particular proxy proposal. The Stewardship Group relies on its professional judgment informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

The Guidelines are applicable to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

II. Accountability and Transparency

Board of Directors

ELECT DIRECTORS

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

- Egregious compensation practices

- Lack of responsiveness to a failed vote

- Unequal treatment of shareholders

- Adoption of inappropriate antitakeover devices

- When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

• Independence

- When board independence is not in line with local market regulations or best practices

- When a member of executive management sits on a key board committee that should be composed of only independent directors

- When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

• Board Refreshment

- When there is insufficient representation of difference backgrounds, experiences, and perspectives on the board, and the company has not demonstrated its commitment to making the board more inclusive and reflective of a broad range of characteristics

- When we determine that director tenure is excessive and there has been no recent board refreshment

CONTESTED ELECTIONS

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

ESTABLISH SPECIFIC BOARD COMMITTEES

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

ANNUAL ELECTION OF DIRECTORS

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

CUMULATIVE VOTING

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

SEPARATION OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by- case basis where we believe, in practice, that there is not a bona-fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder Rights

PROXY ACCESS

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

RATIFICATION OF AUDITOR

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

SUPERMAJORITY VOTE REQUIREMENTS

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

DUAL-CLASS COMMON STOCK AND UNEQUAL VOTING RIGHTS

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

RIGHT TO CALL A SPECIAL MEETING

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

RIGHT TO ACT BY WRITTEN CONSENT

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

ANTITAKEOVER DEVICES (POISON PILLS)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection

• Whether the provisions of the device are in line with generally accepted governance principles

• Whether the company has submitted the device for shareholder approval

• Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

REINCORPORATION

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

CORPORATE POLITICAL INFLUENCE

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

• We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

CLOSED-END FUNDS

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation Issues

ADVISORY VOTES ON EXECUTIVE COMPENSATION (SAY ON PAY)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

• Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

• Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

• Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

• Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

• Excess Discretion: We will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards — are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

• Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

EQUITY-BASED COMPENSATION PLANS

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid- capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

• Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

• Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

• Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

GOLDEN PARACHUTES

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

SHAREHOLDER RESOLUTIONS ON EXECUTIVE COMPENSATION

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG Shareholder Resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental Issues

CLIMATE CHANGE

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

USE OF NATURAL RESOURCES

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

IMPACT ON ECOSYSTEMS

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

ANIMAL WELFARE

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues Related to Customers

PRODUCT RESPONSIBILITY

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Issues Related to Employees and Suppliers

HUMAN CAPITAL

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board composition in terms of varied backgrounds and perspectives, and gender pay equity policies and practices.

GLOBAL LABOR STANDARDS

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues Related to Communities

CORPORATE RESPONSE TO HEALTH RISKS

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from a company operations and products, as well as the risks to a company’s operations and long-term growth.

GLOBAL HUMAN RIGHTS CODES OF CONDUCT

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

MAI-MAP7-1125P

PART C—OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Amended and Restated Declaration of Trust is incorporated by reference to pre-effective amendment no. 1 filed on May 11, 2007, on Form N-1A for Registrant.

(a)(2)	Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, dated November 16, 2023, is incorporated by reference to post-effective amendment no. 41 filed on November 20, 2023, on Form N-1A for Registrant.

(b)	By-Laws of Registrant, amended and restated as of October 20, 2021, is incorporated by reference to post-effective amendment no. 34 filed on November 26, 2021, on Form N-1A for Registrant.

(c)	Not applicable.

(d)(1)	Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated October 1, 2014, is incorporated by reference to post-effective amendment no. 16 filed on November 28, 2014, on Form N-1A for Registrant.

(d)(2)	Continuance of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated July 30, 2019, is incorporated by reference to post-effective amendment no. 26 filed on November 27, 2019, on Form N-1A for Registrant.

(d)(3)	Amended Schedule A of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated February 20, 2024, is incorporated by reference to post-effective amendment no. 44 filed on February 29, 2024, on Form N-1A for Registrant.

(d)(4)

Continuance and Amendment of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated May 1, 2024, is incorporated by reference to post-effective amendment no. 45 filed on November 27, 2024, on Form N-1A for Registrant.

(d)(5)	Continuance and Amendment of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated May 1, 2025, is filed herewith.

(d)(6)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated October 1, 2014, is incorporated by reference to post-effective amendment no. 16 filed on November 28, 2014, on Form N-1A for Registrant.

(d)(7)	Amended Schedule A of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated February 20, 2024, is incorporated by reference to post-effective amendment no. 44 filed on February 29, 2024, on Form N-1A for Registrant.

(d)(8)	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated May 1, 2025, is filed herewith.

(e)(1)	Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated May 1, 2007, is incorporated by reference to pre-effective amendment no. 1 filed on May 11, 2007, on Form N-1A for Registrant.

(e)(2)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated May 1, 2025, is filed herewith.

(f)	Nuveen Funds Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees effective April 29, 2025, is filed herewith.

(g)(1)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated July 15, 2015, is incorporated by reference to post-effective amendment no. 18 filed on November 27, 2015, on Form N-1A for Registrant.

(g)(2)	Amendment and Appendix A to the Amended and Restated Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to post-effective amendment no. 32 filed on November 27, 2020, on Form N-1A for Registrant.

(g)(3)	Amendment and Appendix A to the Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated September 8, 2022, is incorporated by reference to post-effective amendment no. 39 filed on November 28, 2022, on Form N-1A for Registrant.

(g)(4)	Amendment to the Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated December 11, 2024, is filed herewith.

(h)(1)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., n/k/a DST Asset Manager Solutions, Inc., dated May 11, 2012, is incorporated by reference to post-effective amendment no. 12 filed on November 28, 2012, on Form N-1A for Registrant.

(h)(2)	Amendment to Transfer Agency and Service Agreement, dated May 1, 2017, is incorporated by reference to post-effective amendment no. 22 filed on November 28, 2017, on Form N-1A for Registrant.

(h)(3)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of May 10, 2020, is incorporated by reference to post-effective amendment no. 30 filed on July 9, 2020, on Form N-1A for Registrant.

(h)(4)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of September 15, 2022, is incorporated by reference to post-effective amendment no. 40 filed on February 28, 2023, on Form N-1A for Registrant.

(h)(5)

Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of March 1, 2024, is incorporated by reference to post-effective amendment no. 45 filed on November 27, 2024, on Form N-1A for Registrant.

(h)(6)	Securities Lending Authorization Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated August 12, 2020, is incorporated by reference to post- effective amendment no. 33 filed on February 26, 2021, on Form N-1A for Registrant.

(h)(7)	Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated January 19, 2022, is incorporated by reference to post-effective amendment no. 35 filed on February 28, 2022, on Form N-1A for Registrant.

(h)(8)	Amendment Number 1 to Rule 12d1-4 Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated January 19, 2023, is incorporated by reference to post-effective amendment no. 40 filed on February 28, 2023, on Form N-1A for Registrant.

(h)(9)

Amendment to Rule 12d1-4 Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated July 12, 2024, is incorporated by reference to post-effective amendment no. 45 filed on November 27, 2024, on Form N-1A for Registrant.

(i)	Not applicable.

(j)	Consent of Independent Registered Public Accounting Firm, dated November 26, 2025, is filed herewith.

(k)	Not applicable.

(l)	Subscription Agreement between Registrant and Nuveen Fund Advisors, Inc. (f/k/a Nuveen Asset Management), dated March 13, 2007, is incorporated by reference to pre-effective amendment no. 1 filed on May 11, 2007, on Form N-1A for Registrant.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics, as amended July 30, 2025, is filed herewith.

(p)(2)	Code of Ethics for the Independent Trustees of the Nuveen Funds, dated November 20, 2024, is filed herewith.

(q)	Original Powers of Attorney of Messrs. Boateng, Forrester, Kenny, Moschner, Nelson, Starr, Thornton, Toth, Young, Mss. Lancellotta, Medero and Wolff, dated January 1, 2024, is incorporated by reference to post-effective amendment no. 43 filed on February 2, 2024, on Form N-1A for Registrant.

Item 29. Persons Controlled by or under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust, as amended, provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and retention.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

(a) Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) (formerly known as Nuveen Fund Advisors, Inc. and Nuveen Asset Management) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Oluseun Salami, Executive Vice President and Chief Financial Officer

Senior Vice President (since 2020) NIS/ R&T, Inc.; Senior Vice President and Chief Financial Officer (since 2020), Nuveen Alternative Advisors LLC; Executive Vice President (since 2024) and Chief Financial Officer (since 2020), formerly, Senior Vice President (2020-2024), TIAA-CREF Asset Management LLC; formerly, Senior Vice President and Chief Financial Officer (2020-2023), Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Executive Vice President (since 2022), formerly, Senior Vice President (2020-2022), and Chief Financial Officer (since 2020), Nuveen, LLC; Executive Vice President and Chief Financial Officer (since 2022), Nuveen Investments, Inc.; Executive Vice President (since 2021), formerly, Senior Vice President, Chief Financial Officer (2018-2021), Business Finance and Planning (2020) Chief Accounting Officer (2019-2020), Corporate Controller (2018-2020), Teachers Insurance and Annuity Association of America; Chief Financial Officer and Executive Vice President (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Senior Vice President, Corporate Controller, College Retirement Equities Fund, TIAA Board of Overseers, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds (2018-2020).

Erik Mogavero, Managing Director and Chief Compliance Officer

Formerly employed by Deutsche Bank (2013-2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

Nathaniel T. Jones, President	Senior Managing Director, Head of Public Product of Nuveen; has previously held various positions with Nuveen.

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years

Megan Sendlak, Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Asset Management, LLC, Nuveen Investments, Inc., Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Managing Director and Controller of Winslow Capital Management, LLC (since 2020).

(b) Nuveen Asset Management, LLC (“Nuveen Asset Management”) acts as sub-investment adviser to the Registrant for Municipal Total Return Managed Accounts Portfolio, Nuveen Core Impact Bond Managed Accounts Portfolio, Nuveen Emerging Markets Debt Managed Accounts Portfolio, Nuveen High Yield Managed Accounts Portfolio, Nuveen Preferred Securities and Income Managed Accounts Portfolio, Nuveen Securitized Credit Managed Accounts Portfolio and Nuveen Ultra Short Municipal Managed Accounts Portfolio and also serves as sub-investment adviser to other open-end and closed-end funds and investment adviser to separately managed accounts. The following is a list of the senior officers of Nuveen Asset Management. The principal business address of each person is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Asset Management who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Asset Management appears below:

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
William T. Huffman	President	Chief Executive Officer and President (since 2024), formerly, Executive Vice President (2020-2024) of Nuveen, LLC; formerly, Executive Vice President (2020-2023) of Nuveen Securities, LLC; Chief Executive Officer (since 2025) and President (since 2020), Nuveen Investments, Inc.; President, Teachers Advisors, LLC (since 2020) and TIAA-CREF Investment Management, LLC (since 2019); Senior Managing Director (since 2019) of Nuveen Alternative Advisors LLC; Senior Managing Director (since 2022) and Chairman (since 2019) of Churchill Asset Management LLC; Executive Vice President (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years

Stuart J. Cohen	Managing Director, Head of Legal and Assistant Secretary	Managing Director and Assistant Secretary (since 2002) of Nuveen Securities, LLC; Managing Director (since 2007) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2023) of Nuveen Alternative Investments, LLC and (since 2019) of Teachers Advisors, LLC; Managing Director, Assistant Secretary (since 2019) and Associate General Counsel (since 2023), formerly, General Counsel (2019-2023), of TIAA-CREF Investment Management, LLC; Vice President and Assistant Secretary (since 2008) of Winslow Capital Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Vice President (2007-2021) and Assistant Secretary (2003-2021) of NWQ Investment Management Company, LLC; formerly Vice President (2007-2021) and Assistant Secretary (2006-2021) of Santa Barbara Asset Management, LLC.

Travis M. Pauley	Managing Director and Chief Compliance Officer	Managing Director (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; Managing Director (since 2023) Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Regional Head of Compliance and Regulatory Legal (2013-2020) of AXA Investment Managers.

Megan Sendlak	Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly Assistant Controller (2019-2020) of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Managing Director and Controller of Winslow Capital Management, LLC (since 2020).

Item 32. Principal Underwriters

(a) Nuveen Securities, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, Nuveen Investment Funds, Inc., NuShares ETF Trust, TIAA-CREF Life Funds, TIAA-CREF Funds and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant

Jeffrey D. Carlin 560 Mission Street San Francisco, CA 94105	Chief Executive Officer	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Executive Vice President and Assistant Secretary	Vice President and Assistant Secretary

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Managing Director, Secretary and General Counsel	None

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402	Managing Director and Assistant Secretary	Vice President and Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

DST Asset Manager Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois, on the 28th day of November, 2025.

NUVEEN MANAGED ACCOUNTS
PORTFOLIOS TRUST

BY:	/S/ MARK J. CZARNIECKI
Mark J. Czarniecki
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date
/S/ E. SCOTT WICKERHAM E. SCOTT WICKERHAM	Vice President and Controller (principal financial and accounting officer)			November 28, 2025

/S/ JORDAN M. FARRIS JORDAN M. FARRIS	Chief Administrative Officer (principal executive officer)			November 28, 2025

ROBERT L. YOUNG*	Chair of the Board and Trustee	ü ï ï ï ï ï ï ï ï ï ï ý ï ï ï ï ï ï ï ï ï ï ï þ
JOSEPH A. BOATENG*	Trustee		By:	/S/ MARK J. CZARNIECKI MARK J. CZARNIECKI Attorney-in-Fact November 28, 2025
MICHAEL A. FORRESTER*	Trustee
THOMAS J. KENNY*	Trustee
AMY B. R. LANCELLOTTA*	Trustee
JOANNE T. MEDERO*	Trustee
ALBIN F. MOSCHNER*	Trustee
JOHN K. NELSON*	Trustee
LOREN M. STARR*	Trustee
MATTHEW THORNTON III*	Trustee
TERENCE J. TOTH*	Trustee
MARGARET L. WOLFF*	Trustee

*

An original power of attorney dated January 1, 2024 authorizing, among others, Mark J. Czarniecki to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit Number	Exhibit

(d)(5)	Continuance and Amendment of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated May 1, 2025.

(d)(8)	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated May 1, 2025.

(e)(2)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investment, LLC), dated May 1, 2025.

(f)	Nuveen Funds Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees effective April 29, 2025.

(g)(4)	Amendment to the Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated December 11, 2024.

(j)	Consent of Independent Registered Public Accounting Firm, dated November 26, 2025.

(p)(1)	Code of Ethics, as amended July 30, 2025.

(p)(2)	Code of Ethics for the Independent Trustees of the Nuveen Funds, dated November 20, 2024.

101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.